                               HARTFORD HLS FUNDS

                         CLASS IA SHARES
                         PROSPECTUS
                         MAY 1, 2003
                         AS SUPPLEMENTED DECEMBER 15, 2003

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADVISERS HLS FUND

BOND HLS FUND

CAPITAL APPRECIATION HLS FUND

DIVIDEND AND GROWTH HLS FUND

FOCUS HLS FUND

GLOBAL ADVISERS HLS FUND

GLOBAL COMMUNICATIONS HLS FUND

GLOBAL FINANCIAL SERVICES HLS FUND

GLOBAL HEALTH HLS FUND

GLOBAL LEADERS HLS FUND

GLOBAL TECHNOLOGY HLS FUND

GROWTH HLS FUND

GROWTH AND INCOME HLS FUND

GROWTH OPPORTUNITIES HLS FUND

HIGH YIELD HLS FUND

INDEX HLS FUND

INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INTERNATIONAL OPPORTUNITIES HLS FUND

INTERNATIONAL SMALL COMPANY HLS FUND

MIDCAP HLS FUND

MIDCAP VALUE HLS FUND

MONEY MARKET HLS FUND

MORTGAGE SECURITIES HLS FUND

SMALL COMPANY HLS FUND

SMALLCAP GROWTH HLS FUND

STOCK HLS FUND

U.S. GOVERNMENT SECURITIES HLS FUND

VALUE HLS FUND

VALUE OPPORTUNITIES HLS FUND

                              HARTFORD HLS FUNDS
                              C/O INDIVIDUAL ANNUITY SERVICES
                              P.O. BOX 5085
                              HARTFORD, CT 06102-5085
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
                                                                    INTRODUCTION
--------------------------------------------------------------------------------

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/ reward profile. Each fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Each fund, except Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, is an investment portfolio of Hartford Series Fund, Inc. Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc.

Each fund, except the Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, and Focus HLS Fund, is a diversified fund. The Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund and Focus HLS Fund are non-diversified funds. The non-diversified funds other than the Focus HLS Fund are sometimes known as "sector funds." Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO-Registered Trademark-"). Information regarding HL Advisors, Wellington Management and HIMCO is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD HLS FUNDS                                                             1

 CONTENTS                                                                                                PAGE
 ----------------------------------------------------------------------------------------------------------------

 A summary of each fund's        Hartford Advisers HLS Fund                                                     3
 goals, principal strategies,    Hartford Bond HLS Fund                                                         6
 main risks, performance and     Hartford Capital Appreciation HLS Fund                                         9
 fees.                           Hartford Dividend and Growth HLS Fund                                         12
                                 Hartford Focus HLS Fund                                                       15
                                 Hartford Global Advisers HLS Fund                                             18
                                 Hartford Global Communications HLS Fund                                       21
                                 Hartford Global Financial Services HLS Fund                                   24
                                 Hartford Global Health HLS Fund                                               28
                                 Hartford Global Leaders HLS Fund                                              31
                                 Hartford Global Technology HLS Fund                                           34
                                 Hartford Growth HLS Fund                                                      37
                                 Hartford Growth and Income HLS Fund                                           39
                                 Hartford Growth Opportunities HLS Fund                                        42
                                 Hartford High Yield HLS Fund                                                  45
                                 Hartford Index HLS Fund                                                       48
                                 Hartford International Capital Appreciation HLS Fund                          51
                                 Hartford International Opportunities HLS Fund                                 54
                                 Hartford International Small Company HLS Fund                                 57
                                 Hartford MidCap HLS Fund                                                      60
                                 Hartford MidCap Value HLS Fund                                                63
                                 Hartford Money Market HLS Fund                                                66
                                 Hartford Mortgage Securities HLS Fund                                         69
                                 Hartford Small Company HLS Fund                                               72
                                 Hartford SmallCap Growth HLS Fund                                             75
                                 Hartford Stock HLS Fund                                                       78
                                 Hartford U.S. Government Securities HLS Fund                                  81
                                 Hartford Value HLS Fund                                                       84
                                 Hartford Value Opportunities HLS Fund                                         87

 Description of other            Investment strategies and investment matters                                  90
 investment strategies and
 investment risks.

 Investment manager and          Management of the funds                                                       93
 management fee information.

 Further information on the      Further information on the funds                                              95
 funds.                          Purchase and redemption of fund shares                                        95
                                 Determination of net asset value                                              95
                                 Dividends and distributions                                                   96
                                 Right to reject or restrict purchase and exchange orders                      96
                                 Federal income taxes                                                          96
                                 Brokerage commissions                                                         96
                                 Variable contract owner voting rights                                         96
                                 Plan participant voting rights                                                97
                                 Performance related information                                               97
                                 Distributor, Custodian and Transfer Agent                                     97
                                 Financial highlights                                                          98
                                 Privacy policy                                                               114
                                 For more information                                                 back cover

2                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

    -  stocks,

    -  debt securities, and

    -  money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

HARTFORD HLS FUNDS                                                             3

HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   12.25%
1994   -2.74%
1995   28.34%
1996   16.59%
1997   24.51%
1998   24.66%
1999   10.59%
2000   -0.75%
2001   -4.64%
2002  -13.79%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.92% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.84% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IA                                 -13.79%          2.38%        8.63%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%       9.33%
Lehman Brothers Government/ Credit
  Bond Index (reflects no deduction
  for fees or expenses)                  11.04%           7.62%        7.61%

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

4                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.63%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.67%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 68
  Year 3                                            $214
  Year 5                                            $373
  Year 10                                           $835

[SIDE NOTE]
SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS
Paul D. Kaplan

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1987

-  Joined Wellington Management in 1982

-  Investment professional since 1974

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                             5

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Bond HLS Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include
(1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 80% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds."

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

HIMCO uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

6                                                             HARTFORD HLS FUNDS

                                                          HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  10.24%
1994  -3.95%
1995  18.49%
1996   3.52%
1997  11.35%
1998   8.15%
1999  -2.02%
2000  11.99%
2001   8.68%
2002  10.08%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.40% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -3.40% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IA                             10.08%   7.26%    7.46%
Lehman Brothers U.S. Aggregate Bond
  Index (reflects no deduction for
  fees or expenses)                  10.26%   7.54%    7.51%

  INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                             7

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.47%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.51%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 52
  Year 3                                            $164
  Year 5                                            $285
  Year 10                                           $640

[SIDE NOTE]

SUB-ADVISER

HIMCO

PORTFOLIO MANAGER

Nasri Toutoungi

-  Senior Vice President of HIMCO

-  Manager of the fund since 2003

-  Joined HIMCO in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and Director and Partner of Rogge Global Partners from 1997 to 1998
[END SIDE NOTE]

8                                                             HARTFORD HLS FUNDS

                                          HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                             9

HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   20.80%
     1994    2.50%
     1995   30.25%
     1996   20.70%
     1997   22.34%
     1998   15.48%
     1999   37.46%
     2000   13.22%
     2001   -6.94%
     2002  -19.70%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.33% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -19.04% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IA                                      -19.70%           6.08%   12.33%
S&P 500 Index (reflects no
  deduction for fees or expenses)             -22.10%          -0.58%    9.33%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

10                                                            HARTFORD HLS FUNDS

                                          HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.64%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.05%
  Total operating expenses                          0.69%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 70
  Year 3                                            $221
  Year 5                                            $384
  Year 10                                           $859

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Saul J. Pannell, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1991

-  Joined Wellington Management in 1979

-  Investment professional since 1974
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            11

HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

12                                                            HARTFORD HLS FUNDS

                                           HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   36.37%
     1996   22.91%
     1997   31.89%
     1998   16.42%
     1999    5.31%
     2000   10.95%
     2001   -4.04%
     2002  -14.23%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.29% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.74% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                       SINCE INCEPTION
                                         1 YEAR          5 YEARS       (MARCH 9, 1994)
Class IA                                 -14.23%          2.29%             11.07%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%            9.37%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            13

HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.65%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.69%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 70
  Year 3                                            $221
  Year 5                                            $384
  Year 10                                           $859

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward P. Bousa, CFA

-  Vice President of Wellington Management

-  Manager of the fund since July, 2001

-  Joined Wellington Management as a portfolio manager in 2000

-  Investment professional since 1980

- Employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982
[END SIDE NOTE]

14                                                            HARTFORD HLS FUNDS

                                                         HARTFORD FOCUS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

    -  Accelerating earnings and earnings per share growth

    -  A strong balance sheet combined with a high return on equity

    -  Unrecognized or undervalued assets

    -  A strong management team

    -  A leadership position within an industry

    -  Sustainable or increasing dividends

    -  Positive investor sentiment

The fund will consider selling a security when:

    -  Downside risk equals upside potential

    -  Decreasing trend of earnings growth is exhibited

    -  Excessive valuations are reached

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            15

HARTFORD FOCUS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURN FOR CALENDAR
 YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -24.59%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 12.81% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -18.83% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                             SINCE INCEPTION
                                              1 YEAR        (APRIL 30, 2001)
Class IA                                           -24.59%            -13.56%
S&P 500 Index (reflects no deduction for
  fees or expenses)                                -22.10%            -17.66%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

16                                                            HARTFORD HLS FUNDS

                                                         HARTFORD FOCUS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.03%
  Total operating expenses                          0.88%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   90
  Year 3                                            $  281
  Year 5                                            $  488
  Year 10                                           $1,084

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since inception (April 2001)

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            17

HARTFORD GLOBAL ADVISERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.

PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among at least three countries, one of which may be the United States. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.

The fund actively allocates its assets among three categories:

    -  equity securities

    -  debt securities

    -  money market instruments

The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund. The fund favors securities of high quality growth companies which, in the opinion of Wellington Management, are leaders in their respective industries.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly know as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

18                                                            HARTFORD HLS FUNDS

                                               HARTFORD GLOBAL ADVISERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1996  12.25%
     1997   5.52%
     1998  13.35%
     1999  23.16%
     2000  -6.63%
     2001  -6.25%
     2002  -8.95%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.17% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.68% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                       SINCE INCEPTION
                                         1 YEAR          5 YEARS       (MARCH 1, 1995)
Class IA                                       -8.95%           2.16%             5.49%
Morgan Stanley Capital
  International World Index
  (reflects no deduction for fees
  or expenses)                                -19.55%          -1.77%             5.04%(1)
Lehman Brothers Global Aggregate
  Index (reflects no deduction for
  fees or expenses)                             8.45%           7.26%             8.60%(1)

(1)  Return is from 2/28/95.

  INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

  The Lehman Brothers Global Aggregate Index USD Hgd ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            19

HARTFORD GLOBAL ADVISERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.77%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.06%
  Total operating expenses                          0.83%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   85
  Year 3                                            $  265
  Year 5                                            $  460
  Year 10                                           $1,025

[SIDE NOTE]
SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS
Andrew S. Offit

-  Senior Vice President of Wellington Management

- Manager of the equity component of the fund since 2001 and Associate Manager of the equity component of the fund since 1997

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987

Robert L. Evans

-  Senior Vice President of Wellington Management

-  Manager of the debt component of the fund since inception (March 1995)

-  Joined Wellington Management in 1995

-  Investment professional since 1985

Scott M. Elliott, CFA

-  Senior Vice President of Wellington Management

-  Manager of the asset allocation of the fund since 2001

-  Joined Wellington Management in 1994

-  Investment professional since 1990
[END SIDE NOTE]

20                                                            HARTFORD HLS FUNDS

                                         HARTFORD GLOBAL COMMUNICATIONS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures and indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

    - The current market price of its stock is at the low end of its historical relative valuation range

    - A positive change in operating results is anticipated but not yet reflected in the price of its stock

    -  Unrecognized or undervalued assets

    - Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

    -  Its target price is achieved

    - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

    - Equity securities of other comparable issuers in an industry are available at more attractive prices

The portfolio will be relatively focused both with regard to position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new

HARTFORD HLS FUNDS                                                            21

HARTFORD GLOBAL COMMUNICATIONS HLS FUND
--------------------------------------------------------------------------------
market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -35.74%
     2002  -29.36%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 29.47% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -22.63% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                              SINCE INCEPTION
                                              1 YEAR        (DECEMBER 27, 2000)
Class IA                                           -29.36%             -32.55%
S&P 500 Index (reflects no deduction for
  fees or expenses)                                -22.10%             -17.32%
MSCI AC (All Country) World Index Free-
  Telecommunications Services Index
  (reflects no deduction for fees or
  expenses)                                        -27.57%             -25.93%(1)

(1)  Return is from 12/31/00.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.
  The MSCI AC (All Country) World Index Free-Telecommunications Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance. You cannot invest directly in an index.

22                                                            HARTFORD HLS FUNDS

                                         HARTFORD GLOBAL COMMUNICATIONS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.16%
  Total operating expenses                          1.01%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $  103
  Year 3                                            $  322
  Year 5                                            $  558
  Year 10                                           $1,236

[SIDE NOTE]

SUB-ADVISER

The fund has been managed since its inception (December 2000) by Wellington Management using a team of its global industry analysts that specialize in the communications sector.
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            23

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

    -  Management focuses on rewarding shareholders

    -  Market expectations of future earnings are too low

    - Market value does not reflect the fact that earnings are understated due to conservative accounting

    - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

    - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

    - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

    -  Its issuer's management no longer appears to promote shareholder value

    -  Market expectations of future earnings are too high

    - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

    -  Market value exceeds the true value of the issuer's component businesses

    - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

    - Market value does not reflect the risk of potential problems in an important business component

    - Equity securities of other comparable issuers in an industry are available at more attractive prices

The portfolio will be relatively focused both with regard to position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

24                                                            HARTFORD HLS FUNDS

                                     HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            25

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001   -5.72%
     2002  -18.87%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.07% (2ND QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -20.26% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                              SINCE INCEPTION
                                              1 YEAR        (DECEMBER 27, 2000)
Class IA                                      -18.87%             -12.51%
S&P 500 Index (reflects no deduction for
  fees or expenses)                           -22.10%             -17.32%
MSCI Finance ex Real Estate Index
  (reflects no deduction for fees or
  expenses)                                   -16.28%            -15.68%(1)

(1)  Return is from 12/31/00.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The MSCI All Country Sector indices provide thousands of possible index permutations as 49 countries and 76 regions are combined with 10 sectors, 23 industry groups and 59 industries. Specifically, the MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

26                                                            HARTFORD HLS FUNDS

                                     HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                 CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.30%
  Total operating expenses                          1.15%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                         CLASS IA
  (with or without redemption)

  Year 1                                            $  117
  Year 3                                            $  365
  Year 5                                            $  633
  Year 10                                           $1,398

[SIDE NOTE]

SUB-ADVISER

The fund has been managed since its inception (December 2000) by Wellington Management using a team of its global industry analysts that specialize in the financial services sector.
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            27

HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises. The fund will seek to exploit favorable macro trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Investments in the fund are allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase by the fund typically share the following attributes:

    -  The company's business franchise is temporarily mispriced

    -  The company has under-appreciated new product pipelines

    - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

    -  The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the fund when:

    -  Target prices are achieved

    -  Fundamental expectations are not met

    -  A company's prospects become less appealing

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late, in recognizing opportunity.

The portfolio will be relatively focused both with regard to position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against

28                                                            HARTFORD HLS FUNDS

                                                 HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------
the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in the securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001    2.04%
     2002  -16.97%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 11.03% (2ND QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -14.75% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR        (MAY 1, 2000)
Class IA                                      -16.97%           8.90%
S&P 500 Index (reflects no deduction for
  fees or expenses)                           -22.10%          -16.29%
Goldman Sachs Health Care Index
  (reflects no deduction for fees or
  expenses)                                   -21.03%         -3.86%(1)

(1)  Return is from 4/30/00.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            29

HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.05%
  Total operating expenses                          0.90%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   92
  Year 3                                            $  287
  Year 5                                            $  498
  Year 10                                           $1,108

[SIDE NOTE]

SUB-ADVISER

The fund has been managed since its inception (May 2000) by Wellington Management using a team of its global industry analysts that specialize in the health care sector.
[END SIDE NOTE]

30                                                            HARTFORD HLS FUNDS

                                                HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund diversifies its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 300%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            31

HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   50.37%
     2000   -7.06%
     2001  -16.58%
     2002  -19.51%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                               SINCE INCEPTION
                                              1 YEAR        (SEPTEMBER 30, 1998)
Class IA                                      -19.51%               5.14%
Morgan Stanley Capital International
  World Index (reflects no deduction for
  fees or expenses)                           -19.56%              -2.74%

  INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

32                                                            HARTFORD HLS FUNDS

                                                HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.74%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.07%
  Total operating expenses                          0.81%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   83
  Year 3                                            $  259
  Year 5                                            $  450
  Year 10                                           $1,002

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew S. Offit

-  Senior Vice President of Wellington Management

- Sole Manager of the fund since August 2001; Co-Manager of the fund since inception (September 1998)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            33

HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Technology HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share the following attributes:

    -  A positive change in operating results is anticipated

    -  Unrecognized or undervalued capabilities are present

    - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the fund when:

    -  Target prices are achieved

    - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

    -  More attractive value in a comparable company is available

The portfolio will be relatively focused both with regard to position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's

34                                                            HARTFORD HLS FUNDS

                                             HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------
returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -22.81%
     2002  -38.59%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 40.28% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -38.32% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR        (MAY 1, 2000)
Class IA                                      -38.59%          -36.56%
S&P 500 Index (reflects no deduction for
  fees or expenses)                           -22.10%          -16.29%
Goldman Sachs Technology Composite Index
  (reflects no deduction for fees or
  expenses)                                   -40.29%        -40.45%(1)

(1)  Return is from 4/30/00.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            35

HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.06%
  Total operating expenses                          0.91%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   93
  Year 3                                            $  290
  Year 5                                            $  504
  Year 10                                           $1,120

[SIDE NOTE]

SUB-ADVISER

The fund has been managed since its inception (May 2000) by Wellington Management using a team of its global industry analysts that specialize in the technology sector.
[END SIDE NOTE]

36                                                            HARTFORD HLS FUNDS

                                                        HARTFORD GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top-down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

    - Concurrent with top-down analysis, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

HARTFORD HLS FUNDS                                                            37

HARTFORD GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.83%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.16%
  Total operating expenses                          0.99%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $  101
  Year 3                                            $  315
  Year 5                                            $  547
  Year 10                                           $1,213

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew J. Shilling, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (April 2002)

-  Joined Wellington Management as a global industry analyst in 1994

-  Investment professional since 1989
[END SIDE NOTE]

38                                                            HARTFORD HLS FUNDS

                                             HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth and Income HLS Fund seeks growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

HARTFORD HLS FUNDS                                                            39

HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   21.82%
     2000   -5.64%
     2001   -8.02%
     2002  -24.65%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.65% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.48% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR       (MAY 29, 1998)
Class IA                                      -24.65%          -1.15%
S&P 500 Index (reflects no deduction for
  fees or expenses)                           -22.10%          -3.27%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

40                                                            HARTFORD HLS FUNDS

                                             HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.75%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.79%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 81
  Year 3                                            $252
  Year 5                                            $439
  Year 10                                           $978

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

James A. Rullo, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (May 1998)

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            41

HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

42                                                            HARTFORD HLS FUNDS

                                          HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993    8.78%
     1994   -2.82%
     1995   27.66%
     1996   16.41%
     1997   12.42%
     1998   19.01%
     1999   55.17%
     2000    3.99%
     2001  -22.85%
     2002  -27.65%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IA(1)                                  -27.65%           1.40%    6.59%
Russell 3000 Growth Index (reflects
  no deduction for fees or
  expenses)                                  -28.04%          -4.11%    6.29%

(1)  The fund's shares were re-designated IA shares on April 30, 2002.

  INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            43

HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.62%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.66%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 67
  Year 3                                            $211
  Year 5                                            $368
  Year 10                                           $822

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Michael Carmen, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1999

- Employed by Kobrick Funds from 1997-1999, State Street Research and Management from 1992-1996 and 1997, and Montgomery Asset Management 1996 as an equity portfolio manager
[END SIDE NOTE]

44                                                            HARTFORD HLS FUNDS

                                                    HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

HARTFORD HLS FUNDS                                                            45

HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   4.70%
     2000   1.03%
     2001   2.69%
     2002  -6.89%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.11% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -5.94% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                              SINCE INCEPTION
                                              1 YEAR       (SEPTEMBER 30, 1998)
Class IA                                      -6.89%               1.12%
Lehman Brothers High Yield Corporate
  Index (reflects no deduction for fees
  or expenses)                                -1.40%               0.51%

  INDEX: The Lehman Brothers High Yield Corporate Index is a unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

46                                                            HARTFORD HLS FUNDS

                                                    HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.78%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.82%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   84
  Year 3                                            $  262
  Year 5                                            $  455
  Year 10                                           $1,014

[SIDE NOTE]
SUB-ADVISER

HIMCO

PORTFOLIO MANAGERS
Christine Mozonski

-  Vice President of HIMCO

-  Co-manager of the fund since 2002

-  Joined HIMCO in June 1992

- Investment professional involved in trading and portfolio management since that time

David Hillmeyer

-  Vice President of HIMCO

-  Co-manager of the fund since 2003

-  Joined HIMCO in 1995

-  Investment professional involved in trading and portfolio management since
   1992
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            47

HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in HIMCO's opinion, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. HIMCO selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 2002, approximately 49.95 percent of the Index was composed of the forty largest companies, the five largest being Microsoft Corporation, General Electric Company, Exxon Mobil Corporation, Wal-Mart Stores, Inc. and
Pfizer, Inc.

HIMCO does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"-Registered Trademark-, "S&P"-Registered Trademark-, "S&P 500"-Registered Trademark-, "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

48                                                            HARTFORD HLS FUNDS

                                                         HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993    9.12%
     1994    0.94%
     1995   36.55%
     1996   22.09%
     1997   32.61%
     1998   28.06%
     1999   20.49%
     2000   -9.50%
     2001  -12.31%
     2002  -22.45%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.17% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.37% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS         10 YEARS
Class IA                                 -22.45%          -1.03%          8.74%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%          9.33%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            49

HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.40%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.44%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 45
  Year 3                                            $141
  Year 5                                            $246
  Year 10                                           $555

[SIDE NOTE]

SUB-ADVISER

HIMCO

PORTFOLIO MANAGER

Juliet Murphy

-  Investment Officer of HIMCO

-  Manager of the fund since 2003

-  Joined HIMCO in 1997

- Investment professional involved in trading, portfolio management and investment strategy since 1997
[END SIDE NOTE]

50                                                            HARTFORD HLS FUNDS

                            HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top-down" analysis, economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality, large capitalization and mid capitalization growth companies. Large capitalization companies are defined by the fund as companies with market capitalizations above $10 billion. Mid capitalization companies are defined by the fund as companies with market capitalizations between $2 billion and $10 billion. The key characteristics of high quality growth companies are:

    - strong earnings and revenue growth or the potential for strong earnings and revenue growth

    -  good management teams

    -  strong balance sheets

    - attractive relative valuations within a global or regional market or the security's primary trading market

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization and mid-capitalization growth companies significantly influences its performance. Large and mid-capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on small capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top-down and bottom-up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            51

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURN FOR CALENDAR
 YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -17.21%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.64% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -20.57% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                             SINCE INCEPTION
                                              1 YEAR        (APRIL 30, 2001)
Class IA                                          -17.21%            -18.38%
MSCI EAFE Index (reflects no deduction
  for fees or expenses)                           -15.64%            -17.89%

  INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

52                                                            HARTFORD HLS FUNDS

                            HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.41%
  Total operating expenses                          1.26%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $  128
  Year 3                                            $  400
  Year 5                                            $  692
  Year 10                                           $1,523

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew S. Offit

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (April 2001)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            53

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

    - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

    - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

    - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

54                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   33.73%
     1994   -1.94%
     1995   13.93%
     1996   12.93%
     1997    0.34%
     1998   13.16%
     1999   39.86%
     2000  -17.10%
     2001  -18.73%
     2002  -17.93%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR           5 YEARS      10 YEARS
Class IA                                     -17.93%           -2.63%    4.01%
MSCI AC World Free ex US Index
  (reflects no deductions for fees
  or expenses)                               -14.68%           -2.66%    4.17%

  INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            55

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.72%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.09%
  Total operating expenses                          0.81%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   83
  Year 3                                            $  259
  Year 5                                            $  450
  Year 10                                           $1,002

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Trond Skramstad

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1994

-  Joined Wellington Management in 1993

-  Investment professional since 1990
[END SIDE NOTE]

56                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

    -  a well-articulated business plan

    -  experienced management

    -  a sustainable competitive advantage

    -  strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            57

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURN FOR CALENDAR
 YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -5.08%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.08% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -17.70% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                             SINCE INCEPTION
                                              1 YEAR         (APRIL 30, 2001)
Class IA                                           -5.08%              -6.58%
Citigroup Broad Market Index less than
  $2 billion Euro-Pacific (reflects no
  deduction for fees or expenses)                  -4.72%             -10.26%

  INDEX: The Citigroup Broad Market Index less than $2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion, representing roughly the bottom 20% of the world equity market by size. You cannot invest directly in an index.

58                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.86%
  Total operating expenses                          1.71%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $  174
  Year 3                                            $  539
  Year 5                                            $  928
  Year 10                                           $2,019

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Edward L. Makin

-  Vice President of Wellington Management

-  Manager of the fund since inception (April 2001)

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            59

HARTFORD MIDCAP HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid capitalization companies. The fund defines mid capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2002 this range was between approximately $132 million and $13.2 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

60                                                            HARTFORD HLS FUNDS

                                                        HARTFORD MIDCAP HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1998   26.57%
     1999   51.81%
     2000   25.42%
     2001   -3.62%
     2002  -14.22%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 30.49% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.53% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                               SINCE INCEPTION
                                         1 YEAR       5 YEARS  (JULY 14, 1997)
Class IA                                 -14.22%      14.78%           16.15%
S&P MidCap 400 Index (reflects no
  deduction for fees or expenses)        -14.52%       6.42%            7.97%

  INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            61

HARTFORD MIDCAP HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.68%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.72%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 74
  Year 3                                            $230
  Year 5                                            $401
  Year 10                                           $894

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Phillip H. Perelmuter

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (July 1997)

-  Joined Wellington Management in 1995

-  Investment professional since 1983
[END SIDE NOTE]

62                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MIDCAP VALUE HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Value HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid capitalization companies. The fund defines mid capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2002 this range was between approximately $132 million and $13.2 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    -  high fundamental investment value

    -  strong management team

    -  strong industry position

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

HARTFORD HLS FUNDS                                                            63

HARTFORD MIDCAP VALUE HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURN FOR CALENDAR
 YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -13.02%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.19% (1ST QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -20.11% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                             SINCE INCEPTION
                                              1 YEAR        (APRIL 30, 2001)
Class IA                                      -13.02%            -8.23%
Russell 2500 Value Index (reflects no
  deduction for fees or expenses)             -9.88%             -2.74%

  INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

64                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MIDCAP VALUE HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.82%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.06%
  Total operating expenses                          0.88%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   90
  Year 3                                            $  281
  Year 5                                            $  488
  Year 10                                           $1,084

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

The fund is managed by Wellington Management using a team of analysts that specialize in value oriented investing led by James N. Mordy.

James N. Mordy

-  Senior Vice President of Wellington Management

-  Manager of the fund and led team since inception (April 2001)

-  Joined Wellington Management as an analyst in 1985

-  Investment professional since 1985
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            65

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks;
(6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its assets in foreign issuers.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

66                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993  2.94%
     1994  3.95%
     1995  5.74%
     1996  5.18%
     1997  5.31%
     1998  5.25%
     1999  4.89%
     2000  6.10%
     2001  3.87%
     2002  1.47%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.30% (4TH QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IA                             1.47%    4.30%     4.46%
60-Day Treasury Bill Index
  (reflects no deduction for fees
  or expenses)                       1.62%    4.19%     4.41%

  INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

HARTFORD HLS FUNDS                                                            67

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.45%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 50
  Year 3                                            $157
  Year 5                                            $274
  Year 10                                           $616

[SIDE NOTE]

SUB-ADVISER

HIMCO

PORTFOLIO MANAGER

Robert Crusha

-  Vice President of HIMCO

-  Manager of the fund since May 2002

-  Joined HIMCO in 1993

-  Investment professional involved in trading and portfolio management since
   1995
[END SIDE NOTE]

68                                                            HARTFORD HLS FUNDS

                                           HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by HIMCO. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when HIMCO deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.

The fund may also purchase asset-backed securities.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 300%.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.

HIMCO's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            69

HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   6.31%
     1994  -1.61%
     1995  16.17%
     1996   5.07%
     1997   9.01%
     1998   6.72%
     1999   1.52%
     2000  10.28%
     2001   7.50%
     2002   8.15%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.22% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -2.13% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IA                             8.15%    6.79%     6.81%
Lehman Mortgage-Backed Securities
  Index (reflects no deduction for
  fees or expenses)                  8.75%    7.34%     7.28%

  INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

70                                                            HARTFORD HLS FUNDS

                                           HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.45%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 50
  Year 3                                            $157
  Year 5                                            $274
  Year 10                                           $616

[SIDE NOTE]

SUB-ADVISER

HIMCO

PORTFOLIO MANAGER

Peter P. Perrotti

-  Senior Vice President of HIMCO

-  Manager of the fund since May 1999

-  Joined HIMCO in 1992 and has managed debt securities since that time

-  Investment professional since 1992
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            71

HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

    -  have potential for above-average earnings growth

    -  are undervalued in relation to their investment potential

    - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors

    - are relatively obscure and undiscovered by the overall investment community

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

72                                                            HARTFORD HLS FUNDS

                                                 HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1997   18.38%
     1998   11.62%
     1999   65.83%
     2000  -13.12%
     2001  -14.92%
     2002  -30.23%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.93% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.59% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                          SINCE INCEPTION
                                         1 YEAR           5 YEARS        (AUGUST 9, 1996)
Class IA                                 -30.23%          -0.92%               3.04%
Russell 2000 Growth Index (reflects
  no deduction for fees or
  expenses)                              -30.27%          -6.59%             -2.22%(1)

(1)  Return is from 7/31/96.

  INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            73

HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.73%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.77%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 79
  Year 3                                            $246
  Year 5                                            $428
  Year 10                                           $954

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Steven C. Angeli, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since January 2000

-  Joined Wellington Management in 1994

-  Investment professional since 1990
[END SIDE NOTE]

74                                                            HARTFORD HLS FUNDS

                                               HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            75

HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   29.88%
     1996    7.64%
     1997    1.43%
     1998   21.17%
     1999  109.25%
     2000  -15.08%
     2001  -20.18%
     2002  -28.83%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                       SINCE INCEPTION
                                         1 YEAR           5 YEARS       (MAY 2, 1994)
Class IA(1)                                  -28.83%            4.11%          6.32%
Russell 2000 Growth Index (reflects
  no deduction for fees or
  expenses)                                  -30.27%           -6.59%          2.02%(2)

(1)  The fund's shares were re-designated Class IA shares on April 30, 2002.
(2)  Return is from 4/30/94.

  INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

76                                                            HARTFORD HLS FUNDS

                                               HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.64%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.05%
  Total operating expenses                          0.69%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 70
  Year 3                                            $221
  Year 5                                            $384
  Year 10                                           $859

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo

-  Senior Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987

David J. Elliott

-  Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

- Joined Wellington Management as a Senior Systems Analyst in 1995 and has been an investment professional involved in quantitative analysis since 1999
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            77

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top-down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

78                                                            HARTFORD HLS FUNDS

                                                         HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   14.34%
     1994   -1.80%
     1995   34.10%
     1996   24.37%
     1997   31.38%
     1998   33.47%
     1999   19.78%
     2000   -7.04%
     2001  -12.23%
     2002  -24.25%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.17% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS         10 YEARS
Class IA                                 -24.25%          -0.24%          9.28%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%          9.33%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            79

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.46%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.03%
  Total operating expenses                          0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 50
  Year 3                                            $157
  Year 5                                            $274
  Year 10                                           $616

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Rand L. Alexander, CFA

 - Senior Vice President of Wellington Management

 - Portfolio Manager of the fund since 1992

 - Joined Wellington Management in 1990

 - Investment professional since 1976
[END SIDE NOTE]

80                                                            HARTFORD HLS FUNDS

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that HIMCO expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with an average life between one and ten years.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            81

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   9.45%
     1994  -6.44%
     1995  18.78%
     1996   2.21%
     1997   9.08%
     1998   8.87%
     1999  -1.94%
     2000  11.81%
     2001   7.50%
     2002  10.73%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.86% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -4.55% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IA(1)                          10.73%   7.28%     6.78%
Lehman Brothers Intermediate
  Government Bond Index (reflects
  no deduction for fees or
  expenses)                           9.63%   7.44%     6.91%

(1)  The fund's shares were re-designated Class IA shares on April 30, 2002.

  INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

82                                                            HARTFORD HLS FUNDS

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.46%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.03%
  Total operating expenses                          0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 50
  Year 3                                            $157
  Year 5                                            $274
  Year 10                                           $616

[SIDE NOTE]
SUB-ADVISER

HIMCO

PORTFOLIO MANAGERS
Peter P. Perrotti

-  Senior Vice President of HIMCO

-  Manager of the fund since April 2001

-  Joined HIMCO in 1992 and has managed debt securities since that time

-  Investment professional since 1992

Russell M. Regenauer

-  Vice President of HIMCO

-  Assistant portfolio manager of the fund since September 2002

-  Joined HIMCO in 1993

-  Investment professional since 1985
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            83

HARTFORD VALUE HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

84                                                            HARTFORD HLS FUNDS

                                                         HARTFORD VALUE HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURN FOR CALENDAR YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -22.64%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.73% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -19.69% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                             SINCE INCEPTION
                                              1 YEAR        (APRIL 30, 2001)
Class IA                                      -22.64%            -14.21%
Russell 1000 Value Index (reflects no
  deduction for fees or expenses)             -15.52%            -12.00%

  INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalizations.) You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            85

HARTFORD VALUE HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.83%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.06%
  Total operating expenses                          0.89%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   91
  Year 3                                            $  284
  Year 5                                            $  493
  Year 10                                           $1,096

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

The fund is managed by Wellington Management using a team of analysts that specialize in value oriented investing led by John R. Ryan.

John R. Ryan, CFA

-  Senior Vice President and Managing Partner of Wellington Management

-  Manager of the fund and led team since inception (April 2001)

-  Joined Wellington Management in 1981

-  Investment professional since 1981
[END SIDE NOTE]

86                                                            HARTFORD HLS FUNDS

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    -  high fundamental investment value,

    -  strong management team, and

    -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            87

HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1997   25.24%
     1998    9.64%
     1999    8.96%
     2000   18.49%
     2001   -2.55%
     2002  -24.95%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.01% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -18.32% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                               SINCE INCEPTION
                                         1 YEAR       5 YEARS   (MAY 1, 1996)
Class IA(1)                                  -24.95%   0.70%           5.68%
Russell 3000 Value Index (reflects
  no deduction for fees or
  expenses)                                  -15.19%   1.19%           7.68%(2)

(1)  The fund's shares were re-designated Class IA shares on April 30, 2002.
(2)  Return is from 4/30/96.

  INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

88                                                            HARTFORD HLS FUNDS

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.69%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.73%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 75
  Year 3                                            $233
  Year 5                                            $406
  Year 10                                           $906

[SIDE NOTE]
SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS
The fund has been managed since its inception by Wellington Management using a team specializing in all-cap value investing.
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            89

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

The funds, other than the Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. The Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. The U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New

90                                                            HARTFORD HLS FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

International Capital Appreciation HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

HARTFORD HLS FUNDS                                                            91
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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Certain funds are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Bond HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

92                                                            HARTFORD HLS FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets as of December 31, 2002. HL Advisors had over $40.1 billion in assets under management as of December 31, 2002. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Hartford HLS Series Fund II, Inc. has received an exemptive order from the SEC under which it uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those sub-advised by HIMCO.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002 Wellington Management had investment management authority over approximately $303 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("HIMCO-Registered Trademark-") is the investment sub-adviser to the Bond HLS Fund, High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $88.5 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $100,000,000                                       0.700%
Amount over $100 Million                                 0.600%

U.S. GOVERNMENT SECURITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $50,000,000                                        0.500%
Amount over $50 Million                                  0.450%

INDEX HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
All Assets                                               0.400%

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
All Assets                                               0.450%

BOND HLS FUND AND STOCK HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.525%
Next $250,000,000                                        0.500%
Next $500,000,000                                        0.475%
Amount Over $1 Billion                                   0.450%

HARTFORD HLS FUNDS                                                            93

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH AND INCOME HLS FUND, HIGH YIELD HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.775%
Next $250,000,000                                        0.725%
Next $500,000,000                                        0.675%
Amount Over $1 Billion                                   0.625%

GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.825%
Next $250,000,000                                        0.775%
Next $500,000,000                                        0.725%
Amount Over $1 Billion                                   0.675%

FOCUS HLS FUND, GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.850%
Next $250,000,000                                        0.800%
Amount Over $500 Million                                 0.750%

For the year ended December 31, 2002, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                            ANNUAL RATE
---------                                           --------------
Hartford Advisers HLS Fund                          0.63%
Hartford Bond HLS Fund                              0.47%
Hartford Capital Appreciation HLS Fund              0.64%
Hartford Dividend and Growth HLS Fund               0.65%
Hartford Focus HLS Fund                             0.85%
Hartford Global Advisers HLS Fund                   0.77%
Hartford Global Communications HLS Fund             0.85%
Hartford Global Financial Services HLS Fund         0.85%
Hartford Global Health HLS Fund                     0.85%
Hartford Global Leaders HLS Fund                    0.74%
Hartford Global Technology HLS Fund                 0.85%
Hartford Growth HLS Fund                            0.83%
Hartford Growth and Income HLS Fund                 0.75%
Hartford Growth Opportunities HLS Fund              0.62%
Hartford High Yield HLS Fund                        0.78%
Hartford Index HLS Fund                             0.40%
Hartford International Capital Appreciation HLS
  Fund                                              0.85%
Hartford International Opportunities HLS Fund       0.72%
Hartford International Small Company HLS Fund       0.85%
Hartford MidCap HLS Fund                            0.68%
Hartford MidCap Value HLS Fund                      0.82%
Hartford Money Market HLS Fund                      0.45%
Hartford Mortgage Securities HLS Fund               0.45%
Hartford Small Company HLS Fund                     0.73%
Hartford SmallCap Growth HLS Fund                   0.64%
Hartford Stock HLS Fund                             0.46%
Hartford U.S. Government Securities HLS Fund        0.46%
Hartford Value HLS Fund                             0.83%
Hartford Value Opportunities HLS Fund               0.69%

94                                                            HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

The funds offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB.
Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Except for the Money Market HLS Fund, the funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined under procedures adopted by the applicable Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of

HARTFORD HLS FUNDS                                                            95

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------
foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market HLS Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except the Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the funds, negatively affect the funds' performance and increase transaction costs for all shareholders, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.

The funds are available for use with many different variable insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of the older variable annuity contracts, Hartford currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

BROKERAGE COMMISSIONS

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the funds.

96                                                            HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford
Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

HARTFORD HLS FUNDS                                                            97

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. With respect to the funds that are series of Hartford Series Fund, Inc. (except Hartford Growth HLS Fund), the information for the periods ended on or before December 31, 2001 has been audited by Arthur Andersen LLP.* With respect to the funds that are series of Hartford HLS Series Fund
II, Inc., the information for the periods ended on or before December 31, 2001 has been audited by KPMG LLP. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD ADVISERS HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                       $23.44        $26.65        $29.65        $29.85        $25.27
Net investment income (loss)(b)                                 0.51          0.64          0.68          0.68          0.61
Net realized and unrealized gain (loss) on
  investments(b)                                               (4.10)        (1.85)        (0.88)         2.21          5.46
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(b)                            (3.59)        (1.21)        (0.20)         2.89          6.07
Less distributions:
  Dividends from net investment income(b)                      (0.26)        (0.73)        (0.23)        (0.63)        (0.60)
  Distributions from net realized gain on
    investments(b)                                                --         (1.27)        (2.57)        (2.46)        (0.89)
  Distributions from capital(b)                                   --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(b)                                         (0.26)        (2.00)        (2.80)        (3.09)        (1.49)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(b)                  (3.85)        (3.21)        (3.00)        (0.20)         4.58
Net asset value, end of period(b)                             $19.59        $23.44        $26.65        $29.65        $29.85
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (13.79%)       (4.64%)       (0.75%)       10.59%        24.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $9,249,397   $11,836,564   $13,430,507   $14,082,895   $11,805,411
Ratio of expenses to average net assets                        0.67%         0.66%         0.66%         0.65%         0.63%
Ratio of net investment income (loss) to average net
  assets                                                       2.29%         2.51%         2.47%         2.46%         2.40%
Portfolio turnover rate(a)                                       47%           34%           40%           38%           37%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

  * In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in the registration statement for Hartford Series Fund, Inc. of the audited financial statements for the periods ended on or before December 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

98                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD BOND HLS FUND

                                                                     CLASS IA - PERIOD ENDED:
                                                 12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                               ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)             $11.46        $11.08         $9.94        $10.81        $10.50
Net investment income (loss)(c)                       0.56          0.46          0.69          0.62          0.53
Net realized and unrealized gain (loss) on
  investments(c)                                     (0.01)         0.48          0.50         (0.84)         0.32
                                               -----------   -----------   -----------   -----------   -----------
Total from investment operations(c)                   0.55          0.94          1.19         (0.22)         0.85
Less distributions:
  Dividends from net investment income(c)            (0.05)        (0.56)        (0.05)        (0.58)        (0.54)
  Distributions from net realized gain on
    investments(c)                                   (0.01)           --            --         (0.07)           --
  Distributions from capital(c)                         --            --            --            --            --
                                               -----------   -----------   -----------   -----------   -----------
Total distributions(c)                               (0.06)        (0.56)        (0.05)        (0.65)        (0.54)
                                               -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(c)         0.49          0.38          1.14         (0.87)         0.31
Net asset value, end of period(c)                   $11.95        $11.46        $11.08         $9.94        $10.81
                                               -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                        10.08%         8.68%        11.99%        (2.02%)        8.15%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $2,145,266    $1,549,698    $1,033,043      $978,861      $902,480
Ratio of expenses to average net assets              0.51%         0.51%         0.52%         0.52%         0.50%
Ratio of net investment income (loss) to
  average net assets                                 5.58%         5.87%         6.54%         6.09%         5.86%
Portfolio turnover rate(b)                            108%          185%          169%          111%          122%
Current Yield(a)                                     5.01%         5.74%         6.13%         7.02%         5.92%

  a The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
  b Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  c Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD CAPITAL APPRECIATION HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                       $39.75        $59.26        $60.95        $47.59        $44.10
Net investment income (loss)(b)                                 0.15          0.21          0.41          0.23          0.25
Net realized and unrealized gain (loss) on
  investments(b)                                               (8.01)        (3.36)         7.57         16.43          5.25
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(b)                            (7.86)        (3.15)         7.98         16.66          5.50
Less distributions:
  Dividends from net investment income(b)                      (0.19)        (0.27)        (0.39)        (0.18)        (0.26)
  Distributions from net realized gain on
    investments(b)                                                --        (16.09)        (9.28)        (3.12)        (1.75)
  Distributions from capital(b)                                   --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(b)                                         (0.19)       (16.36)        (9.67)        (3.30)        (2.01)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(b)                  (8.05)       (19.51)        (1.69)        13.36          3.49
Net asset value, end of period(b)                             $31.70        $39.75        $59.26        $60.95        $47.59
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (19.70%)       (6.94%)       13.22%        37.46%        15.48%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $6,240,859    $8,734,600    $9,581,897    $7,963,003    $5,807,480
Ratio of expenses to average net assets                        0.69%         0.68%         0.66%         0.66%         0.64%
Ratio of net investment income (loss) to average net
  assets                                                       0.64%         0.57%         0.64%         0.46%         0.59%
Portfolio turnover rate(a)                                       94%           92%          108%           66%           51%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD HLS FUNDS                                                            99

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD DIVIDEND AND GROWTH HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                       $18.80        $21.24        $21.49        $21.60        $19.52
Net investment income (loss)(b)                                 0.25          0.31          0.35          0.34          0.33
Net realized and unrealized gain (loss) on
  investments(b)                                               (3.64)        (1.14)         1.78          0.75          2.80
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(b)                            (3.39)        (0.83)         2.13          1.09          3.13
Less distributions:
  Dividends from net investment income(b)                      (0.23)        (0.30)        (0.34)        (0.35)        (0.35)
  Distributions from net realized gain on
    investments(b)                                             (0.09)        (1.31)        (2.04)        (0.85)        (0.70)
  Distributions from capital(b)                                   --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(b)                                         (0.32)        (1.61)        (2.38)        (1.20)        (1.05)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(b)                  (3.71)        (2.44)        (0.25)        (0.11)         2.08
Net asset value, end of period(b)                             $15.09        $18.80        $21.24        $21.49        $21.60
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (14.23%)       (4.04%)       10.95%         5.31%        16.42%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $2,810,675    $3,190,773    $3,189,857    $3,207,733    $3,031,293
Ratio of expenses to average net assets                        0.69%         0.68%         0.68%         0.68%         0.66%
Ratio of net investment income (loss) to average net
  assets                                                       1.56%         1.66%         1.70%         1.60%         1.81%
Portfolio turnover rate(a)                                       43%           61%           59%           56%           48%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD FOCUS HLS FUND

                                                                  CLASS IA -
                                                                PERIOD ENDED:
                                                                          4/30/01-
                                                           12/31/02      12/31/01(A)
                                                         -------------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)                        $10.38         $10.00
Net investment income (loss)(e)                                  0.03           0.02
Net realized and unrealized gain (loss) on
  investments(e)                                                (2.66)          0.38
                                                         ------------   ------------
Total from investment operations(e)                             (2.63)          0.40
Less distributions:
  Dividends from net investment income(e)                          --          (0.02)
  Distributions from net realized gain on
    investments(e)                                              (0.01)            --
  Distributions from capital(e)                                    --             --
                                                         ------------   ------------
Total distributions(e)                                          (0.01)         (0.02)
                                                         ------------   ------------
Net increase (decrease) in net asset value(e)                   (2.64)          0.38
Net asset value, end of period(e)                               $7.74         $10.38
                                                         ------------   ------------
TOTAL RETURN                                                  (24.59%)         3.94%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $35,237        $32,968
Ratio of expenses to average net assets                         0.88%          0.95%(c)
Ratio of net investment income (loss) to average net
  assets                                                        0.40%          0.47%(c)
Portfolio turnover rate(d)                                       212%           113%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  e Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

100                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD GLOBAL ADVISERS HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                       $10.07        $11.49        $13.97        $11.55        $11.75
Net investment income (loss)(b)                                (0.50)         0.23          0.46          0.40          0.64
Net realized and unrealized gain (loss) on
  investments(b)                                               (0.41)        (0.94)        (1.34)         2.27          0.82
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(b)                            (0.91)        (0.71)        (0.88)         2.67          1.46
Less distributions:
  Dividends from net investment income(b)                         --         (0.08)        (0.71)        (0.25)        (0.39)
  Dividends in excess of net investment income(b)                 --            --            --            --         (0.06)
  Distributions from net realized gain on
    investments(b)                                                --         (0.63)        (0.89)           --         (0.32)
  Distributions from capital(b)                                   --            --            --            --         (0.89)
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(b)                                            --         (0.71)        (1.60)        (0.25)        (1.66)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(b)                  (0.91)        (1.42)        (2.48)         2.42         (0.20)
Net asset value, end of period(b)                              $9.16        $10.07        $11.49        $13.97        $11.55
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                  (8.95%)       (6.25%)       (6.63%)       23.16%        13.35%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $269,329      $331,784      $384,648      $396,147      $285,853
Ratio of expenses to average net assets                        0.83%         0.86%         0.85%         0.85%         0.86%
Ratio of net investment income (loss) to average net
  assets                                                       2.05%         2.21%         2.72%         2.59%         2.77%
Portfolio turnover rate(a)                                      288%          346%          184%          142%          161%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND

                                                                 CLASS IA -
                                                               PERIOD ENDED:
                                                           12/31/02      12/31/01
                                                         ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $6.37        $10.00
Net investment income (loss)(b)                                 0.01          0.03
Net realized and unrealized gain (loss) on
  investments(b)                                               (1.89)        (3.62)
                                                         -----------   -----------
Total from investment operations(b)                            (1.88)        (3.59)
Less distributions:
  Dividends from net investment income(b)                      (0.02)        (0.04)
  Distributions from net realized gain on
    investments(b)                                                --            --
  Distributions from capital(b)                                   --            --
                                                         -----------   -----------
Total distributions(b)                                         (0.02)        (0.04)
                                                         -----------   -----------
Net increase (decrease) in net asset value(b)                  (1.90)        (3.63)
Net asset value, end of period(b)                              $4.47         $6.37
                                                         -----------   -----------
TOTAL RETURN                                                 (29.36%)      (35.74%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $8,177        $7,679
Ratio of expenses to average net assets                        1.01%         0.92%
Ratio of net investment income (loss) to average net
  assets                                                       0.66%         0.38%
Portfolio turnover rate(a)                                      100%           95%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD HLS FUNDS                                                           101

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

                                                                 CLASS IA -
                                                               PERIOD ENDED:
                                                           12/31/02      12/31/01
                                                         ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $9.37        $10.00
Net investment income (loss)(b)                                 0.08          0.07
Net realized and unrealized gain (loss) on
  investments(b)                                               (1.86)        (0.66)
                                                         -----------   -----------
Total from investment operations(b)                            (1.78)        (0.59)
Less distributions:
  Dividends from net investment income(b)                      (0.08)        (0.04)
  Distributions from net realized gain on
    investments(b)                                                --            --
  Distributions from capital(b)                                   --            --
                                                         -----------   -----------
Total distributions(b)                                         (0.08)        (0.04)
                                                         -----------   -----------
Net increase (decrease) in net asset value(b)                  (1.86)        (0.63)
Net asset value, end of period(b)                              $7.51         $9.37
                                                         -----------   -----------
TOTAL RETURN                                                 (18.87%)       (5.72%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $15,486       $14,216
Ratio of expenses to average net assets                        1.15%         0.93%
Ratio of net investment income (loss) to average net
  assets                                                       1.11%         1.04%
Portfolio turnover rate(a)                                       80%          119%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the class of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD GLOBAL HEALTH HLS FUND

                                                                     CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01     5/1/00-12/31/00(A)
                                                         ------------  ------------  --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)                       $14.72        $14.42                $10.00
Net investment income (loss)(e)                                 0.01            --                  0.03
Net realized and unrealized gain (loss) on
  investments(e)                                               (2.79)         0.30                  4.77
                                                         -----------   -----------   -------------------
Total from investment operations(e)                            (2.78)         0.30                  4.80
Less distributions:
  Dividends from net investment income(e)                         --            --                 (0.03)
  Distributions from net realized gain on
    investments(e)                                             (0.03)           --                 (0.35)
  Distributions from capital(e)                                   --            --                    --
                                                         -----------   -----------   -------------------
Total distributions(e)                                         (0.03)           --                 (0.38)
                                                         -----------   -----------   -------------------
Net increase (decrease) in net asset value(e)                  (2.81)         0.30                  4.42
Net asset value, end of period(e)                             $11.91        $14.72                $14.42
                                                         -----------   -----------   -------------------
TOTAL RETURN                                                 (16.97%)        2.04%                48.18%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $172,037      $202,131              $123,533
Ratio of expenses to average net assets                        0.90%         0.89%                 0.90%(c)
Ratio of net investment income (loss) to average net
  assets                                                       0.10%         0.06%                 0.59%(c)
Portfolio turnover rate(d)                                       60%           62%                   46%

  a The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  e Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

102                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD GLOBAL LEADERS HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                        12/31/02      12/31/01      12/31/00      12/31/99    9/30/98-12/31/98(A)
                                                      ------------  ------------  ------------  ------------  -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                    $14.43        $17.59        $19.13        $12.85          $10.00
Net investment income (loss)(f)                              0.13          0.11          0.08          0.03            0.01
Net realized and unrealized gain (loss) on
  investments(f)                                            (2.95)        (3.02)        (1.42)         6.42            3.18
                                                      -----------   -----------   -----------   -----------      ----------
Total from investment operations(f)                         (2.82)        (2.91)        (1.34)         6.45            3.19
Less distributions:
  Dividends from net investment income(f)                   (0.11)        (0.08)        (0.09)        (0.03)          (0.02)
  Distributions from net realized gain on
    investments(f)                                             --         (0.17)        (0.11)        (0.14)          (0.32)
  Distributions from capital(f)                                --            --            --            --              --
                                                      -----------   -----------   -----------   -----------      ----------
Total distributions(f)                                      (0.11)        (0.25)        (0.20)        (0.17)          (0.34)
                                                      -----------   -----------   -----------   -----------      ----------
Net increase (decrease) in net asset value(f)               (2.93)        (3.16)        (1.54)         6.28            2.85
Net asset value, end of period(f)                          $11.50        $14.43        $17.59        $19.13          $12.85
                                                      -----------   -----------   -----------   -----------      ----------
TOTAL RETURN                                              (19.51%)      (16.58%)       (7.06%)       50.37%(d)        31.88%(b,d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $544,901      $484,661      $572,517      $179,675          $5,761
Ratio of expenses to average net assets                     0.81%         0.81%         0.81%         0.86%(d)         0.89%(c,d)
Ratio of net investment income (loss) to average net
  assets                                                    1.06%         0.71%         0.63%         0.54%(d)         0.63%(c,d)
Portfolio turnover rate(e)                                   324%          363%          367%          207%             48%

  a The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
  b  Not annualized.
  c  Annualized.
  d Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD GLOBAL TECHNOLOGY HLS FUND

                                                                    CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01    5/1/00-12/31/00(A)
                                                         ------------  ------------  ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)                        $4.92         $6.37    $10.00
Net investment income (loss)(e)                                (0.05)        (0.02)    (0.01)
Net realized and unrealized gain (loss) on
  investments(e)                                               (1.85)        (1.43)    (3.62)
                                                         -----------   -----------      ----
Total from investment operations(e)                            (1.90)        (1.45)    (3.63)
Less distributions:
  Dividends from net investment income(e)                         --            --        --
  Distributions from net realized gain on
    investments(e)                                                --            --        --
  Distributions from capital(e)                                   --            --        --
                                                         -----------   -----------      ----
Total distributions(e)                                            --            --        --
                                                         -----------   -----------      ----
Net increase (decrease) in net asset value(e)                  (1.90)        (1.45)    (3.63)
Net asset value, end of period(e)                              $3.02         $4.92     $6.37
                                                         -----------   -----------      ----
TOTAL RETURN                                                 (38.59%)      (22.81%)  (37.45%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $54,596       $86,074   $71,276
Ratio of expenses to average net assets                        0.91%         0.89%     0.92%(c)
Ratio of net investment income (loss) to average net
  assets                                                      (0.69%)       (0.49%)   (0.44%)(c)
Portfolio turnover rate(d)                                      155%          240%      150%

  a The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  e Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD HLS FUNDS                                                           103

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD GROWTH HLS FUND

                                                                     CLASS IA -
                                                                    PERIOD ENDED:
                                                                 4/30/02-12/31/02(A)
                                                                 -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $10.00
Net investment income (loss)                                           --
Net realized and unrealized gain (loss) on investments              (1.34)
                                                                   ------
Total from investment operations                                    (1.34)
Less distributions:
  Dividends from net investment income                                 --
  Distributions from net realized gain on investments                  --
  Distributions from capital                                           --
                                                                   ------
Total distributions                                                    --
                                                                   ------
Net increase (decrease) in net asset value                          (1.34)
Net asset value, end of period                                      $8.66
                                                                   ------
TOTAL RETURN                                                      (13.43%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $13,452
Ratio of expenses to average net assets                             0.99%(c)
Ratio of net investment income (loss) to average net
  assets                                                           (0.01%)(c)
Portfolio turnover rate(d)                                            76%

  a  The fund commenced operations on April 30, 2002.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH AND INCOME HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                        12/31/02      12/31/01      12/31/00      12/31/99    5/29/98-12/31/98(A)
                                                      ------------  ------------  ------------  ------------  -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                    $11.72        $13.26        $14.32        $11.86          $10.00
Net investment income (loss)(f)                              0.05          0.06          0.05          0.04            0.05
Net realized and unrealized gain (loss) on
  investments(f)                                            (2.97)        (1.10)        (0.85)         2.55            1.85
                                                      -----------   -----------   -----------   -----------      ----------
Total from investment operations(f)                         (2.92)        (1.04)        (0.80)         2.59            1.90
Less distributions:
  Dividends from net investment income(f)                      --            --         (0.05)        (0.04)          (0.04)
  Distributions from net realized gain on
    investments(f)                                             --         (0.50)        (0.21)        (0.09)             --
  Distributions from capital(f)                                --            --            --            --              --
                                                      -----------   -----------   -----------   -----------      ----------
Total distributions(f)                                         --         (0.50)        (0.26)        (0.13)          (0.04)
                                                      -----------   -----------   -----------   -----------      ----------
Net increase (decrease) in net asset value(f)               (2.92)        (1.54)        (1.06)         2.46            1.86
Net asset value, end of period(f)                           $8.80        $11.72        $13.26        $14.32          $11.86
                                                      -----------   -----------   -----------   -----------      ----------
TOTAL RETURN                                              (24.65%)       (8.02%)       (5.64%)       21.82%          19.05%(b,d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $460,807      $416,013      $379,905      $201,857         $25,312
Ratio of expenses to average net assets                     0.79%         0.79%         0.79%         0.82%           0.28%(c,d)
Ratio of net investment income (loss) to average net
  assets                                                    0.65%         0.54%         0.41%         0.63%           1.42%(c,d)
Portfolio turnover rate(e)                                    92%           85%           73%           54%             30%

  a The fund was declared effective by the Securities and Exchange Commission on May 29, 1998.
  b  Not annualized.
  c  Annualized.
  d Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

104                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD GROWTH OPPORTUNITIES HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $22.66        $40.66        $45.14        $41.09        $36.64
Net investment income (loss)                                   (0.03)           --         (0.03)        (0.05)         0.09
Net realized and unrealized gain (loss) on investments         (6.23)        (9.21)         2.99         17.42          6.40
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations                               (6.26)        (9.21)         2.96         17.37          6.49
Less distributions:
  Dividends from net investment income                            --            --            --         (0.09)        (0.13)
  Distributions from net realized gain on investments             --         (8.79)        (7.44)       (13.23)        (1.91)
  Distributions from capital                                      --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions                                               --         (8.79)        (7.44)       (13.32)        (2.04)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value                     (6.26)       (18.00)        (4.48)         4.05          4.45
Net asset value, end of period                                $16.40        $22.66        $40.66        $45.14        $41.09
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (27.65%)      (22.85%)        3.99%        55.17%        19.01%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $478,045      $755,068    $1,063,005    $1,044,728      $762,354
Ratio of expenses to average net assets                        0.66%         0.65%         0.64%         0.66%         0.65%
Ratio of net investment income (loss) to average net
  assets                                                      (0.16%)       (0.01%)       (0.08%)       (0.18%)        0.21%
Portfolio turnover rate(a)                                      189%          228%          120%          175%          106%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HIGH YIELD HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                        12/31/02      12/31/01      12/31/00      12/31/99    9/30/98-12/31/98(A)
                                                      ------------  ------------  ------------  ------------  -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                     $9.64         $9.39        $10.05        $10.17          $10.00
Net investment income (loss)(g)                              0.63          0.78          0.78          0.60            0.19
Net realized and unrealized gain (loss) on
  investments(g)                                            (1.73)        (0.52)        (0.68)        (0.13)           0.17
                                                      -----------   -----------   -----------   -----------      ----------
Total from investment operations(g)                         (1.10)         0.26          0.10          0.47            0.36
Less distributions:
  Dividends from net investment income(g)                   (0.05)        (0.01)        (0.76)        (0.59)          (0.19)
  Distributions from net realized gain on
    investments(g)                                             --            --            --            --              --
  Distributions from capital(g)                                --            --            --            --              --
                                                      -----------   -----------   -----------   -----------      ----------
Total distributions(g)                                      (0.05)        (0.01)        (0.76)        (0.59)          (0.19)
                                                      -----------   -----------   -----------   -----------      ----------
Net increase (decrease) in net asset value(g)               (1.15)         0.25         (0.66)        (0.12)           0.17
Net asset value, end of period(g)                           $8.49         $9.64         $9.39        $10.05          $10.17
                                                      -----------   -----------   -----------   -----------      ----------
TOTAL RETURN                                               (6.89%)        2.69%         1.03%         4.70%           3.59%(b,d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $200,017      $127,044       $66,104       $52,731         $14,482
Ratio of expenses to average net assets                     0.82%         0.81%         0.81%         0.72%           0.35%(c,d)
Ratio of net investment income (loss) to average net
  assets                                                    9.33%         9.70%         9.15%         8.36%           8.04%(c,d)
Portfolio turnover rate(f)                                    60%           63%           69%           47%             15%
Current Yield(e)                                            9.18%        10.89%        10.75%         9.65%           8.90%

  a The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
  b  Not annualized.
  c  Annualized.
  d Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
  e The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD HLS FUNDS                                                           105

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD INDEX HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                       $31.81        $37.25        $41.89        $35.70        $28.78
Net investment income (loss)(b)                                 0.32          0.31          0.30          0.34          0.32
Net realized and unrealized gain (loss) on
  investments(b)                                               (8.29)        (4.87)        (4.24)         6.85          7.59
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(b)                            (7.97)        (4.56)        (3.94)         7.19          7.91
Less distributions:
  Dividends from net investment income(b)                      (0.28)        (0.29)        (0.31)        (0.40)        (0.27)
  Distributions from net realized gain on
    investments(b)                                             (0.10)        (0.59)        (0.39)        (0.60)        (0.72)
  Distributions from capital(b)                                   --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(b)                                         (0.38)        (0.88)        (0.70)        (1.00)        (0.99)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(b)                  (8.35)        (5.44)        (4.64)         6.19          6.92
Net asset value, end of period(b)                             $23.46        $31.81        $37.25        $41.89        $35.70
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (22.45%)      (12.31%)       (9.50%)       20.49%        28.06%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $1,553,260    $1,976,361    $2,387,000    $2,581,436    $1,846,117
Ratio of expenses to average net assets                        0.44%         0.43%         0.43%         0.43%         0.40%
Ratio of net investment income (loss) to average net
  assets                                                       1.18%         0.91%         0.75%         0.95%         1.21%
Portfolio turnover rate(a)                                       15%            5%            7%            3%            5%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

                                                                        CLASS IA -
                                                                       PERIOD ENDED:
                                                           12/31/02            4/30/01-12/31/01(A)
                                                         ------------          -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)                        $8.59            $10.00
Net investment income (loss)(e)                                 0.03              0.01
Net realized and unrealized gain (loss) on
  investments(e)                                               (1.51)            (1.41)
                                                         -----------              ----
Total from investment operations(e)                            (1.48)            (1.40)
Less distributions:
  Dividends from net investment income(e)                      (0.02)            (0.01)
  Distributions from net realized gain on
    investments(e)                                                --                --
  Distributions from capital(e)                                   --                --
                                                         -----------              ----
Total distributions(e)                                         (0.02)            (0.01)
                                                         -----------              ----
Net increase (decrease) in net asset value(e)                  (1.50)            (1.41)
Net asset value, end of period(e)                              $7.09             $8.59
                                                         -----------              ----
TOTAL RETURN                                                 (17.21%)          (13.98%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $21,368            $9,969
Ratio of expenses to average net assets                        1.26%             1.00%(c)
Ratio of net investment income (loss) to average net
  assets                                                       0.59%             0.42%(c)
Portfolio turnover rate(d)                                      285%              191%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  e Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

106                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                        $9.53        $13.64        $18.76        $13.55        $12.94
Net investment income (loss)(b)                                 0.17          0.12          0.18          0.19          0.21
Net realized and unrealized gain (loss) on
  investments(b)                                               (1.94)        (2.61)        (3.14)         5.20          1.47
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(b)                            (1.77)        (2.49)        (2.96)         5.39          1.68
Less distributions:
  Dividends from net investment income(b)                      (0.10)        (0.01)        (0.23)        (0.18)        (0.19)
  Distributions from net realized gain on
    investments(b)                                                --         (1.61)        (1.93)           --         (0.88)
  Distributions from capital(b)                                   --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(b)                                         (0.10)        (1.62)        (2.16)        (0.18)        (1.07)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(b)                  (1.87)        (4.11)        (5.12)         5.21          0.61
Net asset value, end of period(b)                              $7.66         $9.53        $13.64        $18.76        $13.55
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (17.93%)      (18.73%)      (17.10%)       39.86%        13.16%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $646,903      $941,934    $1,326,609    $1,574,836    $1,196,694
Ratio of expenses to average net assets                        0.81%         0.81%         0.78%         0.78%         0.77%
Ratio of net investment income (loss) to average net
  assets                                                       1.23%         1.10%         1.16%         1.20%         1.51%
Portfolio turnover rate(a)                                      161%          144%          159%          133%          157%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

                                                                        CLASS IA -
                                                                       PERIOD ENDED:
                                                           12/31/02            4/30/01-12/31/01(A)
                                                         ------------          -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)                        $9.39             $10.00
Net investment income (loss)(e)                                 0.02               0.05
Net realized and unrealized gain (loss) on
  investments(e)                                               (0.52)             (0.64)
                                                         -----------             ------
Total from investment operations(e)                            (0.50)             (0.59)
Less distributions:
  Dividends from net investment income(e)                         --              (0.02)
  Distributions from net realized gain on
    investments(e)                                                --                 --
  Distributions from capital(e)                                   --                 --
                                                         -----------             ------
Total distributions(e)                                            --              (0.02)
                                                         -----------             ------
Net increase (decrease) in net asset value(e)                  (0.50)             (0.61)
Net asset value, end of period(e)                              $8.89              $9.39
                                                         -----------             ------
TOTAL RETURN                                                  (5.08%)            (5.98%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $16,722             $4,373
Ratio of expenses to average net assets                        1.71%              1.00%(c)
Ratio of net investment income (loss) to average net
  assets                                                       0.23%              1.01%(c)
Portfolio turnover rated(d)                                     183%               168%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  e Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD HLS FUNDS                                                           107

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD MIDCAP HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                       $20.93        $24.67        $20.53        $14.39        $11.37
Net investment income (loss)(b)                                (0.01)         0.03         (0.01)           --         (0.01)
Net realized and unrealized gain (loss) on
  investments(b)                                               (2.99)        (0.97)         5.18          7.25          3.03
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(b)                            (3.00)        (0.94)         5.17          7.25          3.02
Less distributions:
  Dividends from net investment income(b)                         --            --            --            --            --
  Distributions from net realized gain on
    investments(b)                                                --         (2.80)        (1.03)        (1.11)           --
  Distributions from capital(b)                                   --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(b)                                            --         (2.80)        (1.03)        (1.11)           --
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(b)                  (3.00)        (3.74)         4.14          6.14          3.02
Net asset value, end of period(b)                             $17.93        $20.93        $24.67        $20.53        $14.39
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (14.22%)       (3.62%)       25.42%        51.81%        26.57%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $1,340,265    $1,765,315    $1,774,047      $672,678      $143,494
Ratio of expenses to average net assets                        0.72%         0.70%         0.70%         0.79%         0.79%
Ratio of net investment income (loss) to average net
  assets                                                       0.09%         0.12%        (0.08%)       (0.15%)       (0.15%)
Portfolio turnover rate(a)                                       90%          117%          138%          121%          134%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD MIDCAP VALUE HLS FUND

                                                                        CLASS IA -
                                                                       PERIOD ENDED:
                                                           12/31/02            4/30/01-12/31/01(A)
                                                         ------------          -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)                        $9.95             $10.00
Net investment income (loss)(e)                                 0.02               0.01
Net realized and unrealized gain (loss) on
  investments(e)                                               (1.32)             (0.05)
                                                         -----------             ------
Total from investment operations(e)                            (1.30)             (0.04)
Less distributions:
  Dividends from net investment income(e)                      (0.02)             (0.01)
  Distributions from net realized gain on
    investments(e)                                                --                 --
  Distributions from capital(e)                                   --                 --
                                                         -----------             ------
Total distributions(e)                                         (0.02)             (0.01)
                                                         -----------             ------
Net increase (decrease) in net asset value(e)                  (1.32)             (0.05)
Net asset value, end of period(e)                              $8.63              $9.95
                                                         -----------             ------
TOTAL RETURN                                                 (13.02%)            (0.41%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $275,556            $95,308
Ratio of expenses to average net assets                        0.88%              0.90%(c)
Ratio of net investment income (loss) to average net
  assets                                                       0.36%              0.47%(c)
Portfolio turnover rate(d)                                       42%                32%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  e Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

108                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD MONEY MARKET HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $1.00         $1.00         $1.00         $1.00         $1.00
Net investment income (loss)                                    0.01          0.04          0.06          0.07          0.05
Net realized and unrealized gain (loss) on investments            --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations                                0.01          0.04          0.06          0.07          0.05
Less distributions:
  Dividends from net investment income                         (0.01)        (0.04)        (0.06)        (0.07)        (0.05)
  Distributions from net realized gain on investments             --            --            --            --            --
  Distributions from capital                                      --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions                                            (0.01)        (0.04)        (0.06)        (0.07)        (0.05)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value                        --            --            --            --            --
Net asset value, end of period                                 $1.00         $1.00         $1.00         $1.00         $1.00
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                   1.47%         3.87%         6.10%         4.89%         5.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $2,319,456    $1,867,520    $1,242,275    $1,257,436      $872,486
Ratio of expenses to average net assets                        0.49%         0.48%         0.48%         0.47%         0.45%
Ratio of net investment income (loss) to average net
  assets                                                       1.43%         3.58%         5.91%         4.81%         5.12%
Current Yield(a)                                               1.00%         1.80%         6.20%         5.34%         4.79%
Effective Yield(a)                                             1.01%         1.82%         6.39%         5.49%         4.90%

  a The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

HARTFORD MORTGAGE SECURITIES HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                       $11.54        $11.38        $10.39        $10.85        $10.84
Net investment income (loss)(c)                                 0.37          0.49          0.75          0.68          0.67
Net realized and unrealized gain (loss) on
  investments(c)                                                0.15          0.34          0.32         (0.52)         0.06
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(c)                             0.52          0.83          1.07          0.16          0.73
Less distributions:
  Dividends from net investment income(c)                      (0.05)        (0.67)        (0.08)        (0.62)        (0.67)
  Dividends in excess of net investment income(c)                 --            --            --            --            --
  Distributions from net realized gain on
    investments(c)                                                --            --            --            --         (0.03)
  Distributions from capital(c)                                   --            --            --            --         (0.02)
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(c)                                         (0.05)        (0.67)        (0.08)        (0.62)        (0.72)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(c)                   0.47          0.16          0.99         (0.46)         0.01
Net asset value, end of period(c)                             $12.01        $11.54        $11.38        $10.39        $10.85
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                   8.15%         7.50%        10.28%         1.52%         6.72%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $727,323      $424,603      $310,825      $339,767      $356,834
Ratio of expenses to average net assets                        0.49%         0.48%         0.48%         0.48%         0.46%
Ratio of net investment income (loss) to average net
  assets                                                       3.86%         5.64%         6.43%         5.98%         6.18%
Portfolio turnover rate(b)                                      339%          233%          534%          472%          208%
Current Yield(a)                                               3.31%         4.86%         6.68%         6.83%         6.15%

  a The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
  b Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  c Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD HLS FUNDS                                                           109

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD SMALL COMPANY HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                       $13.32        $16.87        $21.88        $13.21        $12.02
Net investment income (loss)(b)                                (0.08)         0.01          0.03         (0.05)        (0.02)
Net realized and unrealized gain (loss) on
  investments(b)                                               (3.95)        (2.53)        (2.54)         8.75          1.41
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(b)                            (4.03)        (2.52)        (2.51)         8.70          1.39
Less distributions:
  Dividends from net investment income(b)                         --            --            --            --            --
  Distributions from net realized gain on
    investments(b)                                                --         (1.03)        (2.50)        (0.03)        (0.20)
  Distributions from capital(b)                                   --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(b)                                            --         (1.03)        (2.50)        (0.03)        (0.20)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(b)                  (4.03)        (3.55)        (5.01)         8.67          1.19
Net asset value, end of period(b)                              $9.29        $13.32        $16.87        $21.88        $13.21
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (30.23%)      (14.92%)      (13.12%)       65.83%        11.62%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $495,074      $745,253      $908,886      $757,302      $350,734
Ratio of expenses to average net assets                        0.77%         0.76%         0.74%         0.78%         0.77%
Ratio of net investment income (loss) to average net
  assets                                                      (0.30%)        0.03%            --        (0.45%)       (0.24%)
Portfolio turnover rate(a)                                      222%          227%          195%          181%          236%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD SMALLCAP GROWTH HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $16.44        $23.73        $33.79        $16.70        $13.81
Net investment income (loss)                                   (0.02)           --            --         (0.04)         0.01
Net realized and unrealized gain (loss) on investments         (4.72)        (4.91)        (3.06)        17.86          2.91
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations                               (4.74)        (4.91)        (3.06)        17.82          2.92
Less distributions:
  Dividends from net investment income                            --            --            --         (0.01)        (0.03)
  Distributions from net realized gain on investments             --         (2.38)        (7.00)        (0.72)           --
  Distributions from capital                                      --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions                                               --         (2.38)        (7.00)        (0.73)        (0.03)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value                     (4.74)        (7.29)       (10.06)        17.09          2.89
Net asset value, end of period                                $11.70        $16.44        $23.73        $33.79        $16.70
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (28.83%)      (20.18%)      (15.08%)      109.25%        21.17%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $184,062      $272,272      $352,615      $333,158      $149,860
Ratio of expenses to average net assets                        0.69%         0.68%         0.66%         0.72%         0.72%
Ratio of net investment income (loss) to average net
  assets                                                      (0.18%)       (0.02%)        0.01%        (0.22%)        0.06%
Portfolio turnover rate(a)                                       99%          164%          160%          264%          135%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

110                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD STOCK HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(b)                       $47.36        $58.80        $71.47        $65.62        $51.23
Net investment income (loss)(b)                                 0.43          0.41          0.39          0.50          0.51
Net realized and unrealized gain (loss) on
  investments(b)                                              (11.94)        (7.42)        (5.00)        11.43         16.22
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations(b)                           (11.51)        (7.01)        (4.61)        11.93         16.73
Less distributions:
  Dividends from net investment income(b)                      (0.39)        (0.38)        (0.41)        (0.49)        (0.50)
  Distributions from net realized gain on
    investments(b)                                                --         (4.05)        (7.65)        (5.59)        (1.84)
  Distributions from capital(b)                                   --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions(b)                                         (0.39)        (4.43)        (8.06)        (6.08)        (2.34)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value(b)                 (11.90)       (11.44)       (12.67)         5.85         14.39
Net asset value, end of period(b)                             $35.46        $47.36        $58.80        $71.47        $65.62
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (24.25%)      (12.23%)       (7.04%)       19.78%        33.47%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $5,094,276    $7,834,643    $9,590,018    $9,400,385    $7,183,046
Ratio of expenses to average net assets                        0.49%         0.49%         0.48%         0.48%         0.46%
Ratio of net investment income (loss) to average net
  assets                                                       0.97%         0.80%         0.64%         0.80%         0.95%
Portfolio turnover rate(a)                                       44%           39%           40%           39%           27%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $10.79        $10.59        $10.13        $10.93        $10.68
Net investment income (loss)                                    0.22          0.50          0.70          0.63          0.60
Net realized and unrealized gain (loss) on investments          0.89          0.28          0.46         (0.84)         0.34
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations                                1.11          0.78          1.16         (0.21)         0.94
Less distributions:
  Dividends from net investment income                         (0.54)        (0.58)        (0.70)        (0.59)        (0.69)
  Distributions from net realized gain on investments             --            --            --            --            --
  Distributions from capital                                      --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions                                            (0.54)        (0.58)        (0.70)        (0.59)        (0.69)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value                      0.57          0.20          0.46         (0.80)         0.25
Net asset value, end of period                                $11.36        $10.79        $10.59        $10.13        $10.93
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                  10.73%         7.50%        11.81%        (1.94%)        8.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $590,626      $174,333      $141,415      $138,658      $152,672
Ratio of expenses to average net assets                        0.49%         0.51%         0.52%         0.52%         0.51%
Ratio of net investment income (loss) to average net
  assets                                                       3.47%         5.55%         6.28%         5.64%         5.53%
Portfolio turnover rate(a)                                      283%          155%          128%           97%          114%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HLS FUNDS                                                           111

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD VALUE HLS FUND

                                                                        CLASS IA -
                                                                       PERIOD ENDED:
                                                           12/31/02            4/30/01-12/31/01(A)
                                                         ------------          -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(e)                        $9.94                    $10.00
Net investment income (loss)(e)                                 0.08                      0.03
Net realized and unrealized gain (loss) on
  investments(e)                                               (2.33)                    (0.02)
                                                         -----------             -------------
Total from investment operations(e)                            (2.25)                     0.01
Less distributions:
  Dividends from net investment income(e)                      (0.08)                    (0.03)
  Distributions from net realized gain on
    investments(e)                                                --                     (0.04)
  Distributions from capital(e)                                   --                        --
                                                         -----------             -------------
Total distributions(e)                                         (0.08)                    (0.07)
                                                         -----------             -------------
Net increase (decrease) in net asset value(e)                  (2.33)                    (0.06)
Net asset value, end of period(e)                              $7.61                     $9.94
                                                         -----------             -------------
TOTAL RETURN                                                 (22.64%)                    0.06%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $69,388                   $40,759
Ratio of expenses to average net assets                        0.89%                     0.90%(c)
Ratio of net investment income (loss) to average net
  assets                                                       1.30%                     1.02%(c)
Portfolio turnover rate(d)                                       37%                       16%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  e Per share amounts have been restated to reflect stock split for Class IA shares effective November 22, 2002.

HARTFORD VALUE OPPORTUNITIES HLS FUND

                                                                               CLASS IA - PERIOD ENDED:
                                                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                         ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $14.83        $17.38        $15.65        $14.38        $13.42
Net investment income (loss)                                    0.07          0.08          0.14          0.13          0.16
Net realized and unrealized gain (loss) on investments         (3.68)        (0.48)         2.68          1.15          1.13
                                                         -----------   -----------   -----------   -----------   -----------
Total from investment operations                               (3.61)        (0.40)         2.82          1.28          1.29
Less distributions:
  Dividends from net investment income                         (0.09)        (0.11)        (0.13)           --         (0.16)
  Distributions from net realized gain on investments          (0.27)        (2.04)        (0.96)        (0.01)        (0.17)
  Distributions from capital                                      --            --            --            --            --
                                                         -----------   -----------   -----------   -----------   -----------
Total distributions                                            (0.36)        (2.15)        (1.09)        (0.01)        (0.33)
                                                         -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net asset value                     (3.97)        (2.55)         1.73          1.27          0.96
Net asset value, end of period                                $10.86        $14.83        $17.38        $15.65        $14.38
                                                         -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                                 (24.95%)       (2.55%)       18.49%         8.96%         9.64%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $88,793      $130,567      $111,590       $94,583       $87,604
Ratio of expenses to average net assets                        0.73%         0.73%         0.76%         0.78%         0.76%
Ratio of net investment income (loss) to average net
  assets                                                       0.60%         0.68%         0.87%         0.85%         1.26%
Portfolio turnover rate(a)                                       67%          147%          171%          211%          332%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

112                                                           HARTFORD HLS FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (herein called "we, our, and us")

          THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

114                                                           HARTFORD HLS FUNDS

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance
Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

HARTFORD HLS FUNDS                                                           115

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
                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                            FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as, the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2002 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                             811-08629
Hartford HLS Series Fund II, Inc.                                      811-04615

                               HARTFORD HLS FUNDS

                         CLASS IB SHARES
                         PROSPECTUS
                         MAY 1, 2003
                         AS SUPPLEMENTED DECEMBER 15, 2003

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADVISERS HLS FUND

BOND HLS FUND

CAPITAL APPRECIATION HLS FUND

DIVIDEND AND GROWTH HLS FUND

FOCUS HLS FUND

GLOBAL ADVISERS HLS FUND

GLOBAL COMMUNICATIONS HLS FUND

GLOBAL FINANCIAL SERVICES HLS FUND

GLOBAL HEALTH HLS FUND

GLOBAL LEADERS HLS FUND

GLOBAL TECHNOLOGY HLS FUND

GROWTH HLS FUND

GROWTH AND INCOME HLS FUND

GROWTH OPPORTUNITIES HLS FUND

HIGH YIELD HLS FUND

INDEX HLS FUND

INTERNATIONAL CAPITAL APPRECIATION HLS FUND

INTERNATIONAL OPPORTUNITIES HLS FUND

INTERNATIONAL SMALL COMPANY HLS FUND

MIDCAP HLS FUND

MIDCAP VALUE HLS FUND

MONEY MARKET HLS FUND

MORTGAGE SECURITIES HLS FUND

SMALL COMPANY HLS FUND

SMALLCAP GROWTH HLS FUND

STOCK HLS FUND

U.S. GOVERNMENT SECURITIES HLS FUND

VALUE HLS FUND

VALUE OPPORTUNITIES HLS FUND

                              HARTFORD HLS FUNDS
                              C/O INDIVIDUAL ANNUITY SERVICES
                              P.O. BOX 5085
                              HARTFORD, CT 06102-5085

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                    INTRODUCTION
--------------------------------------------------------------------------------

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/ reward profile. Each fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Each fund, except Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund, is an investment portfolio of Hartford Series Fund, Inc. Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund are investment portfolios of Hartford HLS Series Fund II, Inc.

Each fund, except the Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, and Focus HLS Fund, is a diversified fund. The Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund and Focus HLS Fund are non-diversified funds. The non-diversified funds other than the Focus HLS Fund are sometimes known as "sector funds." Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO-Registered Trademark-"). Information regarding HL Advisors, Wellington Management and HIMCO is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD HLS FUNDS                                                             1

CONTENTS                                                                    PAGE
------------------------------------------------------------

A summary of each fund's goals,       Hartford Advisers HLS Fund                                    3
principal strategies, main risks,     Hartford Bond HLS Fund                                        6
performance and fees.                 Hartford Capital Appreciation HLS Fund                        9
                                      Hartford Dividend and Growth HLS Fund                        12
                                      Hartford Focus HLS Fund                                      15
                                      Hartford Global Advisers HLS Fund                            18
                                      Hartford Global Communications HLS Fund                      21
                                      Hartford Global Financial Services HLS Fund                  24
                                      Hartford Global Health HLS Fund                              28
                                      Hartford Global Leaders HLS Fund                             31
                                      Hartford Global Technology HLS Fund                          34
                                      Hartford Growth HLS Fund                                     37
                                      Hartford Growth and Income HLS Fund                          39
                                      Hartford Growth Opportunities HLS Fund                       42
                                      Hartford High Yield HLS Fund                                 45
                                      Hartford Index HLS Fund                                      48
                                      Hartford International Capital Appreciation HLS Fund         51
                                      Hartford International Opportunities HLS Fund                54
                                      Hartford International Small Company HLS Fund                57
                                      Hartford MidCap HLS Fund                                     60
                                      Hartford MidCap Value HLS Fund                               63
                                      Hartford Money Market HLS Fund                               66
                                      Hartford Mortgage Securities HLS Fund                        69
                                      Hartford Small Company HLS Fund                              72
                                      Hartford SmallCap Growth HLS Fund                            75
                                      Hartford Stock HLS Fund                                      78
                                      Hartford U.S. Government Securities HLS Fund                 81
                                      Hartford Value HLS Fund                                      84
                                      Hartford Value Opportunities HLS Fund                        87

Description of other investment       Investment strategies and investment matters                 90
strategies and investment risks.

Investment manager and management     Management of the funds                                      93
fee information.

Further information on the            Further information on the funds                             95
funds.                                Purchase and redemption of fund shares                       95
                                      Distribution plan                                            95
                                      Determination of net asset value                             96
                                      Dividends and distributions                                  96
                                      Right to reject or restrict purchase and exchange            97
                                      orders
                                      Federal income taxes                                         97
                                      Brokerage commissions                                        97
                                      Variable contract owner voting rights                        97
                                      Plan participant voting rights                               97
                                      Performance related information                              98
                                      Distributor, Custodian and Transfer Agent                    98
                                      Financial highlights                                         99
                                      Privacy policy                                              114
                                      For more information                                 back cover

2                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

    -  stocks,

    -  debt securities, and

    -  money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

HARTFORD HLS FUNDS                                                             3

HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 31, 1983, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   11.97%
1994   -2.98%
1995   28.02%
1996   16.30%
1997   24.20%
1998   24.39%
1999   10.39%
2000   -0.92%
2001   -4.81%
2002  -13.99%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.85% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.91% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                                  -13.99%           2.18%    8.39%
S&P 500 Index (reflects no
  deduction for fees or expenses)            -22.10%          -0.58%    9.33%
Lehman Brothers Government/Credit
  Bond Index (reflects no deduction
  for fees or expenses)                       11.04%           7.62%    7.61%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

4                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of offering price                         Not applicable
  Maximum deferred sales charge (load)                                                  Not applicable
  Exchange fees                                                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.63%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.92%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   94
  Year 3                                            $  293
  Year 5                                            $  509
  Year 10                                           $1,131

[SIDE NOTE]

SUB-ADVISER

  Wellington Management

PORTFOLIO MANAGERS
Paul D. Kaplan

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1987

-  Joined Wellington Management in 1982

-  Investment professional since 1974

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                             5

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Bond HLS Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include
(1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 80% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds."

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

HIMCO uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

6                                                             HARTFORD HLS FUNDS

                                                          HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   9.95%
1994  -4.18%
1995  18.19%
1996   3.27%
1997  11.07%
1998   7.93%
1999  -2.19%
2000  11.79%
2001   8.49%
2002   9.83%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.33% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -3.46% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IB(1)                           9.83%   7.05%     7.22%
Lehman Brothers U.S. Aggregate Bond
  Index (reflects no deduction for
  fees or expenses)                  10.26%   7.54%     7.51%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                             7

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.47%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.76%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 78
  Year 3                                            $243
  Year 5                                            $422
  Year 10                                           $942

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Nasri Toutoungi

-  Senior Vice President of HIMCO

-  Manager of the fund since 2003

-  Joined HIMCO in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and Director and Partner of Rogge Global Partners from 1997 to 1998
[END SIDE NOTE]

8                                                             HARTFORD HLS FUNDS

                                          HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                             9

HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on April 2, 1984, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   20.50%
1994    2.25%
1995   29.93%
1996   20.40%
1997   22.04%
1998   15.24%
1999   37.21%
2000   13.02%
2001   -7.10%
2002  -19.88%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.27% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -19.07% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                      1 YEAR   5 YEARS  10 YEARS
Class IB(1)                           -19.88%    5.87%   12.08%
S&P 500 Index (reflects no
  deduction for fees or expenses)     -22.10%   -0.58%    9.33%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

10                                                            HARTFORD HLS FUNDS

                                          HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.64%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.05%
  Total operating expenses                          0.94%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   96
  Year 3                                            $  300
  Year 5                                            $  520
  Year 10                                           $1,155

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Saul J. Pannell, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1991

-  Joined Wellington Management in 1979

-  Investment professional since 1974
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            11

HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

12                                                            HARTFORD HLS FUNDS

                                           HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 9, 1994, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   36.03%
1996   22.60%
1997   31.56%
1998   16.18%
1999    5.12%
2000   10.75%
2001   -4.21%
2002  -14.42%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.80% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                         SINCE INCEPTION
                                      1 YEAR   5 YEARS   (MARCH 9, 1994)
Class IB(1)                           -14.42%    2.09%           10.83%
S&P 500 Index (reflects no
  deduction for fees or expenses)     -22.10%   -0.58%            9.37%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            13

HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.65%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.94%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   96
  Year 3                                            $  300
  Year 5                                            $  520
  Year 10                                           $1,155

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Edward P. Bousa, CFA

-  Vice President of Wellington Management

-  Manager of the fund since July, 2001

-  Joined Wellington Management as a portfolio manager in 2000

-  Investment professional since 1980

- Employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982
[END SIDE NOTE]

14                                                            HARTFORD HLS FUNDS

                                                         HARTFORD FOCUS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Focus HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

Wellington Management uses a two phase investment strategy. Using what is sometimes called a "top down" approach, Wellington Management analyzes the general economic and investment environment by evaluating such things as economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this process Wellington Management tries to anticipate trends and changes in various markets and in the overall economy to identify industries and sectors that will outperform the U.S. economy.

The "top down" analysis is followed by what is often called a "bottom up" approach, which is the use of fundamental analysis to select specific securities from industries and sectors identified in the top down analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures or indicators of value.

The key characteristics of companies in which the fund typically invests include:

    -  Accelerating earnings and earnings per share growth

    -  A strong balance sheet combined with a high return on equity

    -  Unrecognized or undervalued assets

    -  A strong management team

    -  A leadership position within an industry

    -  Sustainable or increasing dividends

    -  Positive investor sentiment

The fund will consider selling a security when:

    -  Downside risk equals upside potential

    -  Decreasing trend of earnings growth is exhibited

    -  Excessive valuations are reached

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of combining top down and bottom up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the top down, bottom up strategy and fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            15

HARTFORD FOCUS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURN FOR CALENDAR YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -24.76%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 12.74% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -18.87% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                      SINCE INCEPTION
                                           1 YEAR    (APRIL 30, 2001)
Class IB                                   -24.76%           -13.74%
S&P 500 Index (reflects no deduction for
  fees or expenses)                        -22.10%           -17.66%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

16                                                            HARTFORD HLS FUNDS

                                                         HARTFORD FOCUS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.03%
  Total operating expenses                          1.13%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  115
  Year 3                                            $  359
  Year 5                                            $  622
  Year 10                                           $1,375

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since inception (April 2001)

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            17

HARTFORD GLOBAL ADVISERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Advisers HLS Fund seeks maximum long-term total rate of return.

PRINCIPAL INVESTMENT STRATEGY. The fund consists of a diversified portfolio of securities covering a broad range of countries, industries and companies. Under normal circumstances, the fund diversifies its investments among at least three countries, one of which may be the United States. The fund invests in securities denominated in both U.S. dollars and foreign currencies that are traded in the U.S. or in foreign securities markets, or both.

The fund actively allocates its assets among three categories:

    -  equity securities

    -  debt securities

    -  money market instruments

The fund's investments in equity securities are substantially similar to the equity securities permitted for the Hartford Global Leaders HLS Fund. The fund favors securities of high quality growth companies which, in the opinion of Wellington Management, are leaders in their respective industries.

Debt securities (other than money market securities) in which the fund may invest include investment grade securities assigned a bond rating within the four highest categories by Moody's or S&P, or unrated securities determined by Wellington Management to be of comparable quality. In addition, the fund may invest up to 15% of its total assets in high-yield, high-risk debt securities, commonly know as "junk bonds." Such securities may be rated as low as "C" by Moody's or S&P, or, if unrated, be of comparable quality as determined by Wellington Management.

Asset allocation decisions are based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category. Wellington Management does not attempt to make short-term market timing decisions among asset categories and asset allocation is within Wellington Management's discretion. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund normally has some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are stock market risk, interest rate risk, credit risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

18                                                            HARTFORD HLS FUNDS

                                               HARTFORD GLOBAL ADVISERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 1, 1995, it did not offer Class IB shares until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996  11.51%
1997   5.26%
1998  13.06%
1999  22.86%
2000  -6.80%
2001  -6.42%
2002  -9.15%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.11% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -10.74% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE
                                                         INCEPTION
                                                         (MARCH 1,
                                      1 YEAR   5 YEARS     1995)
Class IB(1)                            -9.15%    1.94%       5.25%
Morgan Stanley Capital
  International World Index
  (reflects no deduction for fees
  or expenses)                        -19.55%   -1.77%       5.04%(2)
Lehman Brothers Global Aggregate
  Index (reflects no deduction for
  fees or expenses)                     8.45%    7.26%       8.60%(2)

(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.
(2)  Return is from 2/28/95.

  INDICES: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

  The Lehman Brothers Global Aggregate Index USD Hgd ("Lehman Brothers Global Aggregate Index") provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities). You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            19

HARTFORD GLOBAL ADVISERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of offering price                         Not applicable
  Maximum deferred sales charge (load)                                                  Not applicable
  Exchange fees                                                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.77%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.06%
  Total operating expenses                          1.08%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  110
  Year 3                                            $  343
  Year 5                                            $  595
  Year 10                                           $1,317

[SIDE NOTE]

SUB-ADVISER

  Wellington Management

PORTFOLIO MANAGERS
Andrew S. Offit

-  Senior Vice President of Wellington Management

- Manager of the equity component of the fund since 2001 and Associate Manager of the equity component of the fund since 1997

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987

Robert L. Evans

-  Senior Vice President of Wellington Management

-  Manager of the debt component of the fund since inception (March 1995)

-  Joined Wellington Management in 1995

-  Investment professional since 1985

Scott M. Elliott, CFA

-  Senior Vice President of Wellington Management

-  Manager of the asset allocation of the fund since 2001

-  Joined Wellington Management in 1994

-  Investment professional since 1990
[END SIDE NOTE]

20                                                            HARTFORD HLS FUNDS

                                         HARTFORD GLOBAL COMMUNICATIONS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; companies that provide traditional local and long-distance telephone service and equipment; companies that provide cellular, paging and local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures and indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies with the following attributes:

    - The current market price of its stock is at the low end of its historical relative valuation range

    - A positive change in operating results is anticipated but not yet reflected in the price of its stock

    -  Unrecognized or undervalued assets

    - Management that demonstrates that it can convert the above factors into shareholder value

The fund will consider selling a security when:

    -  Its target price is achieved

    - Expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects

    - Equity securities of other comparable issuers in an industry are available at more attractive prices

The portfolio will be relatively focused both with regard to position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunications services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new

HARTFORD HLS FUNDS                                                            21

HARTFORD GLOBAL COMMUNICATIONS HLS FUND
--------------------------------------------------------------------------------
market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -35.88%
2002  -29.50%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 29.39% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -22.67% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                         SINCE
                                                       INCEPTION
                                                     (DECEMBER 27,
                                           1 YEAR        2000)
Class IB                                   -29.50%         -32.68%
S&P 500 Index (reflects no deduction for
  fees or expenses)                        -22.10%         -17.32%
MSCI AC (All Country) World Index Free-
  Telecommunications Services Index
  reflects no deduction for fees or
  expenses)                                -27.57%         -25.93%(1)

(1)  Return is from 12/31/00.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The MSCI AC (All Country) World Index Free-Telecommunications Services Index is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance. You cannot invest directly in an index.

22                                                            HARTFORD HLS FUNDS

                                         HARTFORD GLOBAL COMMUNICATIONS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of offering price                         Not applicable
  Maximum deferred sales charge (load)                                                  Not applicable
  Exchange fees                                                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.16%
  Total operating expenses                          1.26%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  128
  Year 3                                            $  400
  Year 5                                            $  692
  Year 10                                           $1,523

[SIDE NOTE]

SUB-ADVISER
The fund has been managed since its inception (December 2000) by Wellington Management using a team of its global industry analysts that specialize in the communications sector.
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            23

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America and western Europe. Therefore the fund invests most of its assets in companies located in these two geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and dividends and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks with favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

    -  Management focuses on rewarding shareholders

    -  Market expectations of future earnings are too low

    - Market value does not reflect the fact that earnings are understated due to conservative accounting

    - Market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist

    - It is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality

    - Its strength in a distinct product or geographic area makes it attractive to potential acquirers

The fund will consider selling a security when:

    -  Its issuer's management no longer appears to promote shareholder value

    -  Market expectations of future earnings are too high

    - It can sell the security of an outstanding company at a significant premium due to the market's temporary overemphasis on quality

    -  Market value exceeds the true value of the issuer's component businesses

    - Market value does not reflect the fact that earnings are overstated due to aggressive accounting

    - Market value does not reflect the risk of potential problems in an important business component

    - Equity securities of other comparable issuers in an industry are available at more attractive prices

The portfolio will be relatively focused both with regard to position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

24                                                            HARTFORD HLS FUNDS

                                     HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effect on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge, and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            25

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001   -5.91%
2002  -19.04%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.02% (2ND QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -20.31% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                              SINCE INCEPTION
                                              1 YEAR        (DECEMBER 27, 2000)
Class IB                                          -19.04%             -12.69%
S&P 500 Index (reflects no deduction for
  fees or expenses)                               -22.10%             -17.32%
MSCI Finance ex Real Estate Index
  (reflects no deduction for fees or
  expenses)                                       -16.28%             -15.68%(1)

(1)  Return is from 12/31/00.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The MSCI All Country Sector indices provide thousands of possible index permutations as 49 countries and 76 regions are combined with 10 sectors, 23 industry groups and 59 industries. Specifically, the MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

26                                                            HARTFORD HLS FUNDS

                                     HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.30%
  Total operating expenses                          1.40%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  143
  Year 3                                            $  443
  Year 5                                            $  766
  Year 10                                           $1,680

[SIDE NOTE]

SUB-ADVISER
The fund has been managed since its inception (December 2000) by Wellington Management using a team of its global industry analysts that specialize in the financial services sector.
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            27

HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises. The fund will seek to exploit favorable macro trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Investments in the fund are allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase by the fund typically share the following attributes:

    -  The company's business franchise is temporarily mispriced

    -  The company has under-appreciated new product pipelines

    - The company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad)

    -  The company is a target of opportunity due to industry consolidation

Stocks will be considered for sale from the fund when:

    -  Target prices are achieved

    -  Fundamental expectations are not met

    -  A company's prospects become less appealing

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. Accordingly, Wellington Management seeks to be early, not late, in recognizing opportunity.

The portfolio will be relatively focused both with regard to position size and the industries comprising the health care sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against

28                                                            HARTFORD HLS FUNDS

                                                 HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------
the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in the securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001    1.86%
2002  -17.16%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 10.98% (2ND QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -14.80% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR        (MAY 1, 2000)
Class IB                                          -17.16%            8.68%
S&P 500 Index (reflects no deduction for
  fees or expenses)                               -22.10%          -16.29%
Goldman Sachs Health Care Index
  (reflects no deduction for fees or
  expenses)                                       -21.03%           -3.86%(1)

(1)  Return is from 4/30/00.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            29

HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.05%
  Total operating expenses                          1.15%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  117
  Year 3                                            $  365
  Year 5                                            $  633
  Year 10                                           $1,398

[SIDE NOTE]

SUB-ADVISER
The fund has been managed since its inception (May 2000) by Wellington Management using a team of its global industry analysts that specialize in the health care sector.
[END SIDE NOTE]

30                                                            HARTFORD HLS FUNDS

                                                HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund diversifies its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 300%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            31

HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   50.11%
2000   -7.22%
2001  -16.73%
2002  -19.70%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.76% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.08% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                               SINCE INCEPTION
                                              1 YEAR        (SEPTEMBER 30, 1998)
Class IB                                           -19.70%                4.94%
Morgan Stanley Capital International
  World Index (reflects no deduction for
  fees or expenses)                                -19.56%               -2.74%

  INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

32                                                            HARTFORD HLS FUNDS

                                                HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.74%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.07%
  Total operating expenses                          1.06%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  108
  Year 3                                            $  337
  Year 5                                            $  585
  Year 10                                           $1,294

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Andrew S. Offit

-  Senior Vice President of Wellington Management

- Sole Manager of the fund since August 2001; Co-Manager of the fund since inception (September 1998)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            33

HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Technology HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, and emerging technology-related subsectors. The fund will invest in securities of issuers in at least three countries, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers and competitors.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, near term macroeconomic events that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share the following attributes:

    -  A positive change in operating results is anticipated

    -  Unrecognized or undervalued capabilities are present

    - The quality of management indicates that these factors will be converted to shareholder value

Stocks will be considered for sale from the fund when:

    -  Target prices are achieved

    - Earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook

    -  More attractive value in a comparable company is available

The portfolio will be relatively focused both with regard to position size and the industries comprising the technology sector. The fund may invest in securities of companies of any size capitalization. The portfolio will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is not so focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's

34                                                            HARTFORD HLS FUNDS

                                             HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------
returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -22.95%
2002  -38.69%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 40.22% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -38.35% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR        (MAY 1, 2000)
Class IB                                           -38.69%          -36.67%
S&P 500 Index (reflects no deduction for
  fees or expenses)                                -22.10%          -16.29%
Goldman Sachs Technology Composite Index
  (reflects no deduction for fees or
  expenses)                                        -40.29%          -40.45%(1)

(1)  Return is from 4/30/00.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            35

HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.06%
  Total operating expenses                          1.16%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  118
  Year 3                                            $  368
  Year 5                                            $  638
  Year 10                                           $1,409

[SIDE NOTE]

SUB-ADVISER
The fund has been managed since its inception (May 2000) by Wellington Management using a team of its global industry analysts that specialize in the technology sector.
[END SIDE NOTE]

36                                                            HARTFORD HLS FUNDS

                                                        HARTFORD GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth HLS Fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets and a strong management team. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through this top-down analysis, Wellington Management anticipates trends and changes in various markets and in the economy overall and identifies industries and sectors that are expected to outperform.

    - Concurrent with top-down analysis, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

HARTFORD HLS FUNDS                                                            37

HARTFORD GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.83%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.16%
  Total operating expenses                          1.24%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  126
  Year 3                                            $  393
  Year 5                                            $  681
  Year 10                                           $1,500

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Andrew J. Shilling, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (April 2002)

-  Joined Wellington Management as a global industry analyst in 1994

-  Investment professional since 1989
[END SIDE NOTE]

38                                                            HARTFORD HLS FUNDS

                                             HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth and Income HLS Fund seeks growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

HARTFORD HLS FUNDS                                                            39

HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   21.61%
2000   -5.81%
2001   -8.18%
2002  -24.85%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.60% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.54% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR       (MAY 29, 1998)
Class IB                                           -24.85%          -1.36%
S&P 500 Index (reflects no deduction for
  fees or expenses)                                -22.10%          -3.27%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

40                                                            HARTFORD HLS FUNDS

                                             HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.75%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          1.04%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  106
  Year 3                                            $  331
  Year 5                                            $  574
  Year 10                                           $1,271

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
James A. Rullo, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (May 1998)

-  Joined Wellington Management in as a portfolio manager 1994

-  Investment professional since 1987
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            41

HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

42                                                            HARTFORD HLS FUNDS

                                          HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993    8.52%
1994   -3.06%
1995   27.36%
1996   16.13%
1997   12.15%
1998   18.72%
1999   54.81%
2000    3.72%
2001  -23.06%
2002  -27.83%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.22% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.41% (1ST QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                                   -27.83%           1.14%   6.33%
Russell 3000 Growth Index (reflects
  no deduction for fees or
  expenses)                                   -28.04%          -4.11%   6.29%

(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance shown above reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            43

HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.62%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.91%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   93
  Year 3                                            $  290
  Year 5                                            $  504
  Year 10                                           $1,120

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Michael Carmen, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1999

- Employed by Kobrick Funds from 1997-1999, State Street Research and Management from 1992-1996 and 1997, and Montgomery Asset Management 1996 as an equity portfolio manager
[END SIDE NOTE]

44                                                            HARTFORD HLS FUNDS

                                                    HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

HARTFORD HLS FUNDS                                                            45

HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   4.49%
2000   0.85%
2001   2.54%
2002  -7.14%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.05% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -6.00% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                               SINCE INCEPTION
                                              1 YEAR        (SEPTEMBER 30, 1998)
Class IB                                            -7.14%               0.93%
Lehman Brothers High Yield Corporate
  Index (reflects no deduction for fees
  or expenses)                                      -1.40%               0.51%

  INDEX: The Lehman Brothers High Yield Corporate Index is a unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

46                                                            HARTFORD HLS FUNDS

                                                    HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of offering price                         Not applicable
  Maximum deferred sales charge (load)                                                  Not applicable
  Exchange fees                                                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.78%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          1.07%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  109
  Year 3                                            $  340
  Year 5                                            $  590
  Year 10                                           $1,306

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGERS
Christine Mozonski

-  Vice President of HIMCO

-  Co-manager of the fund since 2002

-  Joined HIMCO in June 1992

- Investment professional involved in trading and portfolio management since that time

David Hillmeyer

-  Vice President of HIMCO

-  Co-manager of the fund since 2003

-  Joined HIMCO in 1995

-  Investment professional involved in trading and portfolio management since
   1992
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            47

HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in HIMCO's opinion, is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. HIMCO selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 2002, approximately 49.95 percent of the Index was composed of the forty largest companies, the five largest being Microsoft Corporation, General Electric Company, Exxon Mobil Corporation, Wal-Mart Stores, Inc. and
Pfizer, Inc.

HIMCO does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) "Standard & Poor's"-Registered Trademark-, "S&P"-Registered Trademark-, "S&P 500"-Registered Trademark-, "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

48                                                            HARTFORD HLS FUNDS

                                                         HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1987, Class IB shares of the fund were not offered until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993    8.85%
1994    0.68%
1995   36.21%
1996   21.79%
1997   32.28%
1998   27.74%
1999   20.20%
2000   -9.66%
2001  -12.47%
2002  -22.63%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.10% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.43% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                              -22.63%          -1.24%       8.49%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%       9.33%

(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            49

HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.40%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.69%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 70
  Year 3                                            $221
  Year 5                                            $384
  Year 10                                           $859

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Juliet Murphy

-  Investment Officer of HIMCO

-  Manager of the fund since 2003

-  Joined HIMCO in 1997

- Investment professional involved in trading, portfolio management and investment strategy since 1997
[END SIDE NOTE]

50                                                            HARTFORD HLS FUNDS

                            HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. Under normal circumstances, the fund diversifies its investments among at least five countries. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment strategy is to invest in high quality growth companies in various sectors around the world. The fund's investment approach is two-tiered:
"top-down" analysis and "bottom-up" security selection. In a "top-down" analysis, economic data is examined to identify sectors and industries that are expected to grow faster than average over the next twelve to eighteen months. In addition, long-term, broad themes are identified that are based on demographic trends, technological changes, and political and social developments around the world. Through "bottom-up" security selection, the portfolio manager identifies high quality, large capitalization and mid capitalization growth companies. Large capitalization companies are defined by the fund as companies with market capitalizations above $10 billion. Mid capitalization companies are defined by the fund as companies with market capitalizations between $2 billion and $10 billion. The key characteristics of high quality growth companies are:

    - strong earnings and revenue growth or the potential for strong earnings and revenue growth

    -  good management teams

    -  strong balance sheets

    - attractive relative valuations within a global or regional market or the security's primary trading market

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization and mid-capitalization growth companies significantly influences its performance. Large and mid-capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on small capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's strategy of combining top-down and bottom-up approaches also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            51

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURN FOR CALENDAR
 YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -17.40%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.57% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -20.62% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                             SINCE INCEPTION
                                              1 YEAR        (APRIL 30, 2001)
Class IB                                           -17.40%            -18.55%
MSCI EAFE Index (reflects no deduction
  for fees or expenses)                            -15.64%            -17.89%

  INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

52                                                            HARTFORD HLS FUNDS

                            HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.41%
  Total operating expenses                          1.51%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  154
  Year 3                                            $  477
  Year 5                                            $  824
  Year 10                                           $1,802

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Andrew S. Offit

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (April 2001)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            53

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

    - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

    - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

    - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

54                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 2, 1990, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   33.40%
1994   -2.18%
1995   13.65%
1996   12.65%
1997    0.09%
1998   12.94%
1999   39.61%
2000  -17.25%
2001  -18.88%
2002  -18.12%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.11% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.76% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                              -18.12%          -2.82%       3.78%
MSCI AC World Free ex US Index
  (reflects no deductions for fees
  or expenses)                           -14.68%          -2.66%       4.17%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            55

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.72%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.09%
  Total operating expenses                          1.06%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  108
  Year 3                                            $  337
  Year 5                                            $  585
  Year 10                                           $1,294

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Trond Skramstad

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1994

-  Joined Wellington Management in 1993

-  Investment professional since 1990
   [END SIDE NOTE]

56                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, with market capitalizations of under $8 billion. Under normal circumstances, the fund diversifies its investments among at least ten countries. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, quantitative screens, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis to include review of the following factors:

    -  a well-articulated business plan

    -  experienced management

    -  a sustainable competitive advantage

    -  strong financial characteristics

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            57

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURN FOR CALENDAR YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -5.30%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.02% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -17.76% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                            SINCE INCEPTION
                                              1 YEAR       (APRIL 30, 2001)
Class IB                                           -5.30%             -6.78%
Citigroup Broad Market Index LESS THAN$2
  billion Euro-Pacific (reflects no
  deduction for fees or expenses)                  -4.72%            -10.26%

  INDEX: The Citigroup Broad Market Index LESS THAN$2 billion Euro-Pacific is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion, representing roughly the bottom 20% of the world equity market by size. You cannot invest directly in an index.

58                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.86%
  Total operating expenses                          1.96%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  199
  Year 3                                            $  615
  Year 5                                            $1,057
  Year 10                                           $2,285

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Edward L. Makin

-  Vice President of Wellington Management

-  Manager of the fund since inception (April 2001)

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            59

HARTFORD MIDCAP HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid capitalization companies. The fund defines mid capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2002 this range was between approximately $132 million and $13.2 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates trends and changes in markets and the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

60                                                            HARTFORD HLS FUNDS

                                                        HARTFORD MIDCAP HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 14, 1997, it did not offer Class IB shares of the fund until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998   26.26%
1999   51.44%
2000   25.20%
2001   -3.79%
2002  -14.42%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 30.42% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.58% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                       SINCE INCEPTION
                                         1 YEAR           5 YEARS      (JULY 14, 1997)
Class IB(1)                                   -14.42%           14.53%         15.90%
S&P MidCap 400 Index (reflects no
  deduction for fees or expenses)             -14.52%            6.42%          7.97%

(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            61

HARTFORD MIDCAP HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.68%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.97%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   99
  Year 3                                            $  309
  Year 5                                            $  536
  Year 10                                           $1,190

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Phillip H. Perelmuter

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (July 1997)

-  Joined Wellington Management in 1995

-  Investment professional since 1983
[END SIDE NOTE]

62                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MIDCAP VALUE HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Value HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid capitalization companies. The fund defines mid capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2002 this range was between approximately $132 million and $13.2 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    -  high fundamental investment value

    -  strong management team

    -  strong industry position

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

HARTFORD HLS FUNDS                                                            63

HARTFORD MIDCAP VALUE HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURN FOR CALENDAR YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -13.21%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 8.15% (1ST QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -20.16% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                             SINCE INCEPTION
                                              1 YEAR        (APRIL 30, 2001)
Class IB                                           -13.21%            -8.41%
Russell 2500 Value Index (reflects no
  deduction for fees or expenses)                   -9.88%            -2.74%

  INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

64                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MIDCAP VALUE HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.82%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.06%
  Total operating expenses                          1.13%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  115
  Year 3                                            $  359
  Year 5                                            $  622
  Year 10                                           $1,375

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGERS
The fund is managed by Wellington Management using a team of analysts that specialize in value oriented investing led by James N. Mordy.

James N. Mordy

-  Senior Vice President of Wellington Management

-  Manager of the fund and led team since inception (April 2001)

-  Joined Wellington Management as an analyst in 1985

-  Investment professional since 1985
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            65

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks;
(6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its assets in foreign issuers.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

66                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on June 30, 1980, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  2.68%
1994  3.71%
1995  5.47%
1996  4.92%
1997  5.07%
1998  5.05%
1999  4.71%
2000  5.91%
2001  3.68%
2002  1.24%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.52% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.24% (4TH QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR         5 YEARS      10 YEARS
Class IB(1)                                   1.24%           4.10%    4.23%
60-Day Treasury Bill Index
  (reflects no deduction for fees
  or expenses)                                1.62%           4.19%    4.41%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

HARTFORD HLS FUNDS                                                            67

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.45%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 76
  Year 3                                            $237
  Year 5                                            $411
  Year 10                                           $918

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Robert Crusha

-  Vice President of HIMCO

-  Manager of the fund since May 2002

-  Joined HIMCO in 1993

-  Investment professional involved in trading and portfolio management since
   1995
[END SIDE NOTE]

68                                                            HARTFORD HLS FUNDS

                                           HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Mortgage Securities HLS Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of its assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations, or (ii) rated "A" or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by HIMCO. These U.S. Government agencies, instrumentalities or sponsored corporations may include the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

At times the fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when HIMCO deems such investments to be consistent with the fund's investment objective; however, no such investments are made in excess of 20% of the fund's total assets. Such investments are considered mortgage-related securities for purposes of the investment strategy that the fund invest at least 80% of its assets in mortgage-related securities.

In addition, the fund may invest in mortgage-related securities known as collateralized mortgage obligations, including residential and commercial mortgage-backed securities which are issued by governmental agencies or private entities.

The fund may also purchase asset-backed securities.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 300%.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, prepayment risk, and manager risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Prepayment risk refers to the possibility that any mortgage securities held by the fund may be adversely affected by changes in prepayment rates on the underlying mortgages. If prepayments increase as a result of lower interest rates the fund may have to invest a portion of its assets at lower rates.

HIMCO's investment strategy significantly influences the fund's performance. Mortgage securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other categories. Similarly, if the manager's selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            69

HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on January 1, 1985, it did not offer Class IB shares until November 9, 1999. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   6.04%
1994  -1.86%
1995  15.88%
1996   4.81%
1997   8.74%
1998   6.45%
1999   1.18%
2000  10.08%
2001   7.30%
2002   7.89%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.16% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -2.19% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IB(1)                          7.89%    6.54%     6.56%
Lehman Mortgage-Backed Securities
  Index (reflects no deduction for
  fees or expenses)                  8.75%    7.34%     7.28%

(1) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: Lehman Mortgage-Backed Securities Index is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. You cannot invest directly in an index.

70                                                            HARTFORD HLS FUNDS

                                           HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.45%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 76
  Year 3                                            $237
  Year 5                                            $411
  Year 10                                           $918

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Peter P. Perrotti

-  Senior Vice President of HIMCO

-  Manager of the fund since May 1999

-  Joined HIMCO in 1992 and has managed debt securities since that time

-  Investment professional since 1992
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            71

HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

    -  have potential for above-average earnings growth

    -  are undervalued in relation to their investment potential

    - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors

    - are relatively obscure and undiscovered by the overall investment community

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

72                                                            HARTFORD HLS FUNDS

                                                 HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 9, 1996, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997   18.08%
1998   11.41%
1999   65.45%
2000  -13.28%
2001  -15.07%
2002  -30.39%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.87% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.62% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        SINCE INCEPTION
                                         1 YEAR          5 YEARS       (AUGUST 9, 1996)
Class IB(1)                                  -30.39%          -1.12%             2.83%
Russell 2000 Growth Index (reflects
  no deduction for fees or
  expenses)                                  -30.27%          -6.59%            -2.22%(2)

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.
(2)  Return is from 7/31/96.

  INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            73

HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.73%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          1.02%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  104
  Year 3                                            $  325
  Year 5                                            $  563
  Year 10                                           $1,248

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Steven C. Angeli, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since January 2000

-  Joined Wellington Management in 1994

-  Investment professional since 1990
[END SIDE NOTE]

74                                                            HARTFORD HLS FUNDS

                                               HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            75

HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 2, 1994, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   29.57%
1996    7.38%
1997    1.17%
1998   20.87%
1999  108.79%
2000  -15.30%
2001  -20.39%
2002  -29.00%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.65% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.23% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                      SINCE INCEPTION
                                         1 YEAR          5 YEARS       (MAY 2, 1994)
Class IB(1)                                  -29.00%           3.86%         6.06%
Russell 2000 Growth Index (reflects
  no deduction for fees or
  expenses)                                  -30.27%          -6.59%         2.02%(2)

(1) Class B shares commenced operations on May 1, 2002. Class IB share performance shown above reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.
(2)  Return is from 4/30/94.

  INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

76                                                            HARTFORD HLS FUNDS

                                               HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of offering price                         Not applicable
  Maximum deferred sales charge (load)                                                  Not applicable
  Exchange fees                                                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.64%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.05%
  Total operating expenses                          0.94%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   96
  Year 3                                            $  300
  Year 5                                            $  520
  Year 10                                           $1,155

[SIDE NOTE]
SUB-ADVISER
Wellington Management

PORTFOLIO MANAGERS
James A. Rullo

-  Senior Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987

David J. Elliott

-  Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

- Joined Wellington Management as a Senior Systems Analyst in 1995 and has been an investment professional involved in quantitative analysis since 1999
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            77

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top-down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

78                                                            HARTFORD HLS FUNDS

                                                         HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   14.05%
1994   -2.14%
1995   33.76%
1996   24.06%
1997   31.05%
1998   33.20%
1999   19.57%
2000   -7.21%
2001  -12.39%
2002  -24.42%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.12% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.35% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                              -24.42%          -0.43%       9.04%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%       9.33%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            79

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.46%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.03%
  Total operating expenses                          0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 76
  Year 3                                            $237
  Year 5                                            $411
  Year 10                                           $918

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

80                                                            HARTFORD HLS FUNDS

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that HIMCO expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with an average life between one and ten years.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            81

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURNS BY CALENDAR
 YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   9.18%
1994  -6.67%
1995  18.55%
1996   1.95%
1997   8.82%
1998   8.61%
1999  -2.18%
2000  11.54%
2001   7.24%
2002  10.47%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.80% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -4.61% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                              10.47%           7.02%        6.52%
Lehman Brothers Intermediate
  Government Bond Index (reflects
  no deduction for fees or
  expenses)                               9.63%           7.44%        6.91%

(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance shown above reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

82                                                            HARTFORD HLS FUNDS

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.46%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.03%
  Total operating expenses                          0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 76
  Year 3                                            $237
  Year 5                                            $411
  Year 10                                           $918

[SIDE NOTE]
SUB-ADVISER

HIMCO

PORTFOLIO MANAGERS

Peter P. Perrotti

-  Senior Vice President of HIMCO

-  Manager of the fund since April 2001

-  Joined HIMCO in 1992 and has managed debt securities since that time

-  Investment professional since 1992

  Russell M. Regenauer

-  Vice President of HIMCO

-  Assistant portfolio manager of the fund since September 2002

-  Joined HIMCO in 1993

-  Investment professional since 1985
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            83

HARTFORD VALUE HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value HLS Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $3 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below-average price-to-earnings ratio. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Market timing is not employed, and limited consideration is given to economic analysis in establishing sector and industry weightings. The portfolio employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. Fundamental analysis involves the assessment of company-specific factors such as business environment, management quality, balance sheet, income statement, revenues, anticipated earnings and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked, or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

84                                                            HARTFORD HLS FUNDS

                                                         HARTFORD VALUE HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance over the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURN FOR CALENDAR YEAR 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2002  -22.81%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.66% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -19.74% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                     SINCE INCEPTION
                                          1 YEAR    (APRIL 30, 2001)
Class IB                                   -22.81%           -14.38%
Russell 1000 Value Index (reflects no
  deduction for fees or expenses)          -15.52%           -12.00%

  INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalizations.) You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            85

HARTFORD VALUE HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.83%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.06%
  Total operating expenses                          1.14%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  116
  Year 3                                            $  362
  Year 5                                            $  628
  Year 10                                           $1,386

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGERS
The fund is managed by Wellington Management using a team of analysts that specialize in value oriented investing led by John R. Ryan.

  John R. Ryan, CFA

-  Senior Vice President and Managing Partner of Wellington Management

-  Manager of the fund and led team since inception (April 2001)

-  Joined Wellington Management in 1981

-  Investment professional since 1981
[END SIDE NOTE]

86                                                            HARTFORD HLS FUNDS

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    -  high fundamental investment value,

    -  strong management team, and

    -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            87

HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1996, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IB TOTAL RETURN FOR CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997   24.93%
1998    9.37%
1999    8.69%
2000   18.20%
2001   -2.79%
2002  -25.14%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.94% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -18.37% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                        SINCE INCEPTION
                                      1 YEAR   5 YEARS   (MAY 1, 1996)
Class IB(1)                           -25.14%   0.45%          5.42%
Russell 3000 Value Index (reflects
  no deduction for fees or
  expenses)                           -15.19%   1.19%          7.68%(2)

(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance shown above reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.
(2)  Return is from 4/30/96.

  INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

88                                                            HARTFORD HLS FUNDS

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of offering price                         Not applicable
  Maximum deferred sales charge (load)                                                  Not applicable
  Exchange fees                                                                         None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.69%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.98%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  100
  Year 3                                            $  312
  Year 5                                            $  542
  Year 10                                           $1,201

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGERS
The fund has been managed since its inception by Wellington Management using a team specializing in all-cap value investing.
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            89

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

The funds, other than the Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. The Mortgage Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy. The U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and

90                                                     HARTFORD HLS MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

International Capital Appreciation HLS Fund and International Small Company HLS Fund may invest in emerging markets as part of their principal investment strategy. All other funds, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, Growth Opportunities HLS Fund, International Small Company HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Certain funds are expected to have relatively high portfolio turnover. The other funds may, at times,

HARTFORD HLS MUTUAL FUNDS                                                     91

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Bond HLS Fund, Global Communications HLS Fund, Global Financial Services HLS Fund, Global Health HLS Fund, Global Technology HLS Fund, High Yield HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Mortgage Securities HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

92                                                     HARTFORD HLS MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets as of December 31, 2002. HL Advisors had over $40.1 billion in assets under management as of December 31, 2002. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Hartford HLS Series Fund II, Inc. has received an exemptive order from the SEC under which it uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those sub-advised by HIMCO.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002 Wellington Management had investment management authority over approximately $303 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("HIMCO-Registered Trademark-") is the investment sub-adviser to the Bond HLS Fund, High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund, Mortgage Securities HLS Fund and U.S. Government Securities HLS Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $88.5 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each pay a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $100,000,000                                       0.700%
Amount over $100 Million                                 0.600%

U.S. GOVERNMENT SECURITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $50,000,000                                        0.500%
Amount over $50 Million                                  0.450%

INDEX HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
All Assets                                               0.400%

MONEY MARKET HLS FUND AND MORTGAGE SECURITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
All Assets                                               0.450%

BOND HLS FUND AND STOCK HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.525%
Next $250,000,000                                        0.500%
Next $500,000,000                                        0.475%
Amount over $1 Billion                                   0.450%

HARTFORD HLS MUTUAL FUNDS                                                     93

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DIVIDEND AND GROWTH HLS FUND, GLOBAL ADVISERS HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH AND INCOME HLS FUND, HIGH YIELD HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, MIDCAP HLS FUND AND SMALL COMPANY HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.775%
Next $250,000,000                                        0.725%
Next $500,000,000                                        0.675%
Amount over $1 Billion                                   0.625%

GROWTH HLS FUND, MIDCAP VALUE HLS FUND AND VALUE HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.825%
Next $250,000,000                                        0.775%
Next $500,000,000                                        0.725%
Amount over $1 Billion                                   0.675%

FOCUS HLS FUND, GLOBAL COMMUNICATIONS HLS FUND, GLOBAL FINANCIAL SERVICES HLS FUND, GLOBAL HEALTH HLS FUND, GLOBAL TECHNOLOGY HLS FUND, INTERNATIONAL CAPITAL APPRECIATION HLS FUND AND INTERNATIONAL SMALL COMPANY HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.850%
Next $250,000,000                                        0.800%
Amount over $500 Million                                 0.750%

For the year ended December 31, 2002, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                           ANNUAL RATE
---------                                           -----------
Hartford Advisers HLS Fund                                0.63%
Hartford Bond HLS Fund                                    0.47%
Hartford Capital Appreciation HLS Fund                    0.64%
Hartford Dividend and Growth HLS Fund                     0.65%
Hartford Focus HLS Fund                                   0.85%
Hartford Global Advisers HLS Fund                         0.77%
Hartford Global Communications HLS Fund                   0.85%
Hartford Global Financial Services HLS Fund               0.85%
Hartford Global Health HLS Fund                           0.85%
Hartford Global Leaders HLS Fund                          0.74%
Hartford Global Technology HLS Fund                       0.85%
Hartford Growth HLS Fund                                  0.83%
Hartford Growth and Income HLS Fund                       0.75%
Hartford Growth Opportunities HLS Fund                    0.62%
Hartford High Yield HLS Fund                              0.78%
Hartford Index HLS Fund                                   0.40%
Hartford International Capital Appreciation HLS
  Fund                                                    0.85%
Hartford International Opportunities HLS Fund             0.72%
Hartford International Small Company HLS Fund             0.85%
Hartford MidCap HLS Fund                                  0.68%
Hartford MidCap Value HLS Fund                            0.82%
Hartford Money Market HLS Fund                            0.45%
Hartford Mortgage Securities HLS Fund                     0.45%
Hartford Small Company HLS Fund                           0.73%
Hartford SmallCap Growth HLS Fund                         0.64%
Hartford Stock HLS Fund                                   0.46%
Hartford U.S. Government Securities HLS Fund              0.46%
Hartford Value HLS Fund                                   0.83%
Hartford Value Opportunities HLS Fund                     0.69%

94                                                     HARTFORD HLS MUTUAL FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

The funds offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB.
Class IB shares are offered by this prospectus. Class IA shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN

Each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Pursuant to the Distribution Plan, each fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

HARTFORD HLS MUTUAL FUNDS                                                     95

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

The Distribution Plan provides that each fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. Each fund's Board of Directors will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports for prospective contract owners of variable insurance products with respect to the Class IB shares of a fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of a fund;
(c) holding seminars and sales meetings designed to promote the distribution of fund Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding fund investment objectives and policies and other information about a fund, including the performance of the funds; (e) training sales personnel regarding the Class IB shares of a fund; (f) compensation to financial intermediaries and third-party broker-dealers; and (g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the funds. Because the fees paid by the funds under the Distribution Plan are paid out of each fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Except for the Money Market HLS Fund, the funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined under procedures adopted by the applicable Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market HLS Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except the Money Market HLS Fund, is to pay dividends from net

96                                                     HARTFORD HLS MUTUAL FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------
investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the funds, negatively affect the funds' performance and increase transaction costs for all shareholders, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.

The funds are available for use with many different variable insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of the older variable annuity contracts, Hartford currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

BROKERAGE COMMISSIONS

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the funds.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series
Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their

HARTFORD HLS MUTUAL FUNDS                                                     97

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------
own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

98                                                     HARTFORD HLS MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. With respect to the funds that are series of Hartford Series Fund, Inc. (except Hartford Growth HLS Fund), the information for the periods ended on or before December 31, 2001 has been audited by Arthur
Andersen LLP.* These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD ADVISERS HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                              12/31/02     12/31/01     12/31/00     12/31/99(B)    12/31/98(A,B)
                                                              ---------    ---------    ---------    -----------    -------------
4/30/01-
12/31/01(a)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                         $23.60       $26.63       $29.66        $35.77         $33.71
Net investment income (loss)(g)                                   0.46         0.50         0.74          0.61           0.34
Net realized and unrealized gain (loss) on investments(g)        (4.10)       (1.77)       (0.98)         2.21           3.67
                                                              --------     --------     --------     ---------        -------
Total from investment operations(g)                              (3.64)       (1.27)       (0.24)         2.82           4.01
Less distributions:
  Dividends from net investment income(g)                        (0.24)       (0.49)       (0.22)        (0.64)         (1.95)
  Distributions from net realized gain on investments(g)            --        (1.27)       (2.57)        (8.29)            --
  Distributions from capital(g)                                     --           --           --            --             --
                                                              --------     --------     --------     ---------        -------
Total distributions(g)                                           (0.24)       (1.76)       (2.79)        (8.93)         (1.95)
                                                              --------     --------     --------     ---------        -------
Net increase (decrease) in net asset value(g)                    (3.88)       (3.03)       (3.03)        (6.11)          2.06
Net asset value, end of period(g)                               $19.72       $23.60       $26.63        $29.66         $35.77
                                                              --------     --------     --------     ---------        -------

TOTAL RETURN                                                   (13.99%)      (4.81%)      (0.92%)       10.39%         11.96%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $672,078     $521,205     $252,247      $137,318        $34,714
Ratio of expenses to average net assets                          0.90%(h)     0.84%(e)     0.84%(e)      0.83%(e)       0.83%(d,e)
Ratio of net investment income (loss) to average net assets      2.07%        2.33%        2.29%         2.28%          2.22%(d)
Portfolio turnover rate(f)                                         47%          34%          40%           38%            37%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

  * In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur
     Andersen LLP's consent to the inclusion in the registration statement for Hartford Series Fund, Inc. of the audited financial statements for the periods ended on or before December 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

HARTFORD HLS FUNDS                                                            99

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD BOND HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                              12/31/02     12/31/01     12/31/00     12/31/99(B)    12/31/98(A,B)
                                                              ---------    ---------    ---------    -----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(h)                         $11.43       $11.07        $9.95       $10.83          $10.75
Net investment income (loss)(h)                                   0.46         0.41         0.61         0.61            0.23
Net realized and unrealized gain (loss) on investments(h)         0.07         0.50         0.56        (0.84)           0.40
                                                              --------     --------     --------       ------         -------
Total from investment operations(h)                               0.53         0.91         1.17        (0.23)           0.63
Less distributions:
  Dividends from net investment income(h)                        (0.05)       (0.55)       (0.05)       (0.57)          (0.55)
  Distributions from net realized gain on investments(h)         (0.01)          --           --        (0.08)             --
  Distributions from capital(h)                                     --           --           --           --              --
                                                              --------     --------     --------       ------         -------
Total distributions(h)                                           (0.06)       (0.55)       (0.05)       (0.65)          (0.55)
                                                              --------     --------     --------       ------         -------
Net increase (decrease) in net asset value(h)                     0.47         0.36         1.12        (0.88)           0.08
Net asset value, end of period(h)                               $11.90       $11.43       $11.07        $9.95          $10.83
                                                              --------     --------     --------       ------         -------
TOTAL RETURN                                                     9.83%        8.49%       11.79%       (2.19%)          5.89%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $382,864     $152,254      $31,551      $15,818          $5,285
Ratio of expenses to average net assets                          0.75%(i)     0.69%(e)     0.70%(e)     0.70%(e)        0.69%(d,e)
Ratio of net investment income (loss) to average net assets      5.34%        5.69%        6.36%        5.91%           5.54%(d)
Portfolio turnover rate(g)                                        108%         185%         169%         111%            122%
Current Yield(f)                                                 4.76%        5.55%        5.94%        6.82%           5.72%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
  g Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  h Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  i Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD CAPITAL APPRECIATION HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                              12/31/02     12/31/01     12/31/00     12/31/99(B)    12/31/98(A,B)
                                                              ---------    ---------    ---------    -----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                         $39.68       $59.23       $60.98        $64.37         $64.86
Net investment income (loss)(g)                                   0.12         0.06        (0.77)         1.50           0.13
Net realized and unrealized gain (loss) on investments(g)        (8.03)       (3.29)        8.64         15.03           0.94
                                                              --------     --------     --------      --------        -------
Total from investment operations(g)                              (7.91)       (3.23)        7.87         16.53           1.07
Less distributions:
  Dividends from net investment income(g)                        (0.14)       (0.23)       (0.34)        (0.13)         (1.56)
  Distributions from net realized gain on investments(g)            --       (16.09)       (9.28)       (19.79)            --
  Distributions from capital(g)                                     --           --           --            --             --
                                                              --------     --------     --------      --------        -------
Total distributions(g)                                           (0.14)      (16.32)       (9.62)       (19.92)         (1.56)
                                                              --------     --------     --------      --------        -------
Net increase (decrease) in net asset value(g)                    (8.05)      (19.55)       (1.75)        (3.39)         (0.49)
Net asset value, end of period(g)                               $31.63       $39.68       $59.23        $60.98         $64.37
                                                              --------     --------     --------      --------        -------
TOTAL RETURN                                                   (19.88%)      (7.10%)      13.02%        37.21%          1.65%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $588,013     $393,241     $136,058       $22,993         $5,942
Ratio of expenses to average net assets                          0.92%(h)     0.86%(e)     0.84%(e)      0.84%(e)       0.82%(d,e)
Ratio of net investment income (loss) to average net assets      0.41%        0.39%        0.46%         0.28%          0.30%(d)
Portfolio turnover rate(f)                                         94%          92%         108%           66%            51%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

100                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                               12/31/02     12/31/01     12/31/00    12/31/99(B)    12/31/98(A,B)
                                                               ---------    ---------    --------    -----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                          $18.79       $21.24      $21.51        $22.67         $22.53
Net investment income (loss)(g)                                    0.24         0.39        0.40          0.24           0.16
Net realized and unrealized gain (loss) on investments(g)         (3.66)       (1.25)       1.69          0.77           0.68
                                                               --------     --------     -------      --------        -------
Total from investment operations(g)                               (3.42)       (0.86)       2.09          1.01           0.84
Less distributions:
  Dividends from net investment income(g)                         (0.21)       (0.28)      (0.32)        (0.34)         (0.70)
  Distributions from net realized gain on investments(g)          (0.09)       (1.31)      (2.04)        (1.83)            --
  Distributions from capital(g)                                      --           --          --            --             --
                                                               --------     --------     -------      --------        -------
Total distributions(g)                                            (0.30)       (1.59)      (2.36)        (2.17)         (0.70)
                                                               --------     --------     -------      --------        -------
Net increase (decrease) in net asset value(g)                     (3.72)       (2.45)      (0.27)        (1.16)          0.14
Net asset value, end of period(g)                                $15.07       $18.79      $21.24        $21.51         $22.67
                                                               --------     --------     -------      --------        -------
TOTAL RETURN                                                    (14.42%)      (4.21%)     10.75%         5.12%          3.67%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $327,617     $153,848     $35,415       $16,087         $8,600
Ratio of expenses to average net assets                           0.92%(h)     0.86%(e)    0.86%(e)      0.86%(e)       0.85%(d,e)
Ratio of net investment income (loss) to average net assets       1.33%        1.48%       1.52%         1.42%          1.57%(d)
Portfolio turnover rate(f)                                          43%          61%         59%           56%            48%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing among the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD FOCUS HLS FUND

                                                                          CLASS IB -
                                                                        PERIOD ENDED:
                                                                                 4/30/01-
                                                                   12/31/02     12/31/01(A)
                                                                   ---------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                              $10.37       $10.00
Net investment income (loss)(f)                                        0.02         0.01
Net realized and unrealized gain (loss) on investments(f)             (2.67)        0.37
                                                                   --------      -------
Total from investment operations(f)                                   (2.65)        0.38
Less distributions:
  Dividends from net investment income(f)                                --        (0.01)
  Distributions from net realized gain on investments(f)              (0.01)          --
  Distributions from capital(f)                                          --           --
                                                                   --------      -------
Total distributions(f)                                                (0.01)       (0.01)
                                                                   --------      -------
Net increase (decrease) in net asset value(f)                         (2.66)        0.37
Net asset value, end of period(f)                                     $7.71       $10.37
                                                                   --------      -------
TOTAL RETURN                                                        (24.76%)       3.83%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $18,361       $8,803
Ratio of expenses to average net assets                               1.11%(g)     1.13%(c,d)
Ratio of net investment income (loss) to average net assets           0.17%        0.29%(c)
Portfolio turnover rate(e)                                             212%         113%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD HLS FUNDS                                                           101

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND

                                                                               CLASS IB - PERIOD ENDED:
                                                                                                          11/9/99-
                                                                   12/31/02     12/31/01     12/31/00    12/31/99(A)
                                                                   ---------    ---------    --------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                              $10.05       $11.47      $13.97       $13.00
Net investment income (loss)(f)                                       (0.41)        0.44        0.48         0.04
Net realized and unrealized gain (loss) on investments(f)             (0.52)       (1.16)      (1.38)        1.18
                                                                   --------     --------     -------      -------
Total from investment operations(f)                                   (0.93)       (0.72)      (0.90)        1.22
Less distributions:
  Dividends from net investment income(f)                                --        (0.07)      (0.71)       (0.25)
  Distributions from net realized gain on investments(f)                 --        (0.63)      (0.89)          --
  Distributions from capital(f)                                          --           --          --           --
                                                                   --------     --------     -------      -------
Total distributions(f)                                                   --        (0.70)      (1.60)       (0.25)
                                                                   --------     --------     -------      -------
Net increase (decrease) in net asset value(f)                         (0.93)       (1.42)      (2.50)        0.97
Net asset value, end of period(f)                                     $9.12       $10.05      $11.47       $13.97
                                                                   --------     --------     -------      -------

TOTAL RETURN                                                         (9.15%)      (6.42%)     (6.80%)       9.35%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $16,078      $11,965      $4,800          $11
Ratio of expenses to average net assets                               1.06%(g)     1.04%(d)    1.03%(d)     1.03%(c,d)
Ratio of net investment income (loss) to average net assets           1.82%        2.03%       2.54%        2.42%(c)
Portfolio turnover rate(e)                                             288%         346%        184%         142%

  a  Class IB shares were first offered on November 9, 1999.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND

                                                                       CLASS IB -
                                                                     PERIOD ENDED:
                                                                   12/31/02  12/31/01
                                                                   --------  --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                              $6.37    $10.00
Net investment income (loss)(c)                                       0.01      0.02
Net realized and unrealized gain (loss) on investments(c)            (1.89)    (3.62)
                                                                   -------   -------
Total from investment operations(c)                                  (1.88)    (3.60)
Less distributions:
  Dividends from net investment income(c)                            (0.02)    (0.03)
  Distributions from net realized gain on investments(c)                --        --
  Distributions from capital(c)                                         --        --
                                                                   -------   -------
Total distributions(c)                                               (0.02)    (0.03)
                                                                   -------   -------
Net increase (decrease) in net asset value(c)                        (1.90)    (3.63)
Net asset value, end of period(c)                                    $4.47     $6.37
                                                                   -------   -------
TOTAL RETURN                                                       (29.50%)  (35.88%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $2,707    $1,584
Ratio of expenses to average net assets                              1.24%(d)   1.10%(a)
Ratio of net investment income (loss) to average net assets          0.43%     0.20%
Portfolio turnover rate(b)                                            100%       95%

  a During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  b Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  c Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  d Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

102                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

                                                                       CLASS IB -
                                                                     PERIOD ENDED:
                                                                   12/31/02  12/31/01
                                                                   --------  --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(c)                              $9.36    $10.00
Net investment income (loss)(c)                                       0.07      0.04
Net realized and unrealized gain (loss) on investments(c)            (1.86)    (0.65)
                                                                   -------   -------
Total from investment operations(c)                                  (1.79)    (0.61)
Less distributions:
  Dividends from net investment income(c)                            (0.07)    (0.03)
  Distributions from net realized gain on investments(c)                --        --
  Distributions from capital(c)                                         --        --
                                                                   -------   -------
Total distributions(c)                                               (0.07)    (0.03)
                                                                   -------   -------
Net increase (decrease) in net asset value(c)                        (1.86)    (0.64)
Net asset value, end of period(c)                                    $7.50     $9.36
                                                                   -------   -------
TOTAL RETURN                                                       (19.04%)   (5.91%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $6,477    $3,392
Ratio of expenses to average net assets                              1.38%(d)   1.11%(a)
Ratio of net investment income (loss) to average net assets          0.88%     0.86%
Portfolio turnover rate(b)                                             80%      119%

  a During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  b Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  c Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  d Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD GLOBAL HEALTH HLS FUND

                                                                         CLASS IB - PERIOD ENDED:
                                                                                               5/1/00-
                                                                   12/31/02     12/31/01     12/31/00(A)
                                                                   ---------    ---------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                              $14.68       $14.41      $10.00
Net investment income (loss)(f)                                        0.01        (0.03)       0.03
Net realized and unrealized gain (loss) on investments(f)             (2.81)        0.30        4.75
                                                                   --------     --------      ------
Total from investment operations(f)                                   (2.80)        0.27        4.78
Less distributions:
  Dividends from net investment income(f)                                --           --       (0.02)
  Distributions from net realized gain on investments(f)              (0.03)          --       (0.35)
  Distributions from capital(f)                                          --           --          --
                                                                   --------     --------      ------
Total distributions(f)                                                (0.03)          --       (0.37)
                                                                   --------     --------      ------
Net increase (decrease) in net asset value(f)                         (2.83)        0.27        4.41
Net asset value, end of period(f)                                    $11.85       $14.68      $14.41
                                                                   --------     --------      ------

TOTAL RETURN                                                        (17.16%)       1.86%      48.00%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $48,470      $35,781      $9,347
Ratio of expenses to average net assets                               1.13%(g)     1.07%(d)    1.08%(c,d)
Ratio of net investment income (loss) to average net assets          (0.13%)      (0.12%)    0.41%(c)
Portfolio turnover rate(e)                                              60%          62%         46%

  a The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD HLS FUNDS                                                           103

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                    9/30/98-
                                                                12/31/02    12/31/01    12/31/00    12/31/99       12/31/98(A)
                                                                --------    --------    --------    --------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                          $14.40      $17.57      $19.12      $12.85         $10.00
Net investment income (loss)(g)                                    0.12        0.08       (0.06)       0.07           0.02
Net realized and unrealized gain (loss) on investments(g)         (2.96)      (3.02)      (1.30)       6.34           3.16
                                                                -------     -------     -------     -------         ------
Total from investment operations(g)                               (2.84)      (2.94)      (1.36)       6.41           3.18
Less distributions:
  Dividends from net investment income(g)                         (0.09)      (0.06)      (0.08)         --          (0.01)
  Distributions from net realized gain on investments(g)             --       (0.17)      (0.11)      (0.14)         (0.32)
  Distributions from capital(g)                                      --          --          --          --             --
                                                                -------     -------     -------     -------         ------
Total distributions(g)                                            (0.09)      (0.23)      (0.19)      (0.14)         (0.33)
                                                                -------     -------     -------     -------         ------
Net increase (decrease) in net asset value(g)                     (2.93)      (3.17)      (1.55)       6.27           2.85
Net asset value, end of period(g)                                $11.47      $14.40      $17.57      $19.12         $12.85
                                                                -------     -------     -------     -------         ------
TOTAL RETURN                                                    (19.70%)    (16.73%)     (7.22%)     50.11%(d)      31.82%(b,d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $55,421     $49,356     $25,869         $69            $39
Ratio of expenses to average net assets                           1.03%(h)    0.99%(e)    0.99%(e)    1.04%(d,e)     0.98%(c,d,e)
Ratio of net investment income (loss) to average net assets       0.84%       0.53%       0.45%     0.36%(d)       0.59%(c,d)
Portfolio turnover rate(f)                                         324%        363%        367%        207%            48%

  a The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
  b  Not annualized.
  c  Annualized.
  d Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD GLOBAL TECHNOLOGY HLS FUND

                                                                         CLASS IB - PERIOD ENDED:
                                                                                               5/1/00-
                                                                   12/31/02     12/31/01     12/31/00(A)
                                                                   ---------    ---------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                               $4.90        $6.36       $10.00
Net investment income (loss)(f)                                       (0.04)       (0.02)       (0.01)
Net realized and unrealized gain (loss) on investments(f)             (1.85)       (1.44)       (3.63)
                                                                   --------     --------      -------
Total from investment operations(f)                                   (1.89)       (1.46)       (3.64)
Less distributions:
  Dividends from net investment income(f)                                --           --           --
  Distributions from net realized gain on investments(f)                 --           --           --
  Distributions from capital(f)                                          --           --           --
                                                                   --------     --------      -------
Total distributions(f)                                                   --           --           --
                                                                   --------     --------      -------
Net increase (decrease) in net asset value(f)                         (1.89)       (1.46)       (3.64)
Net asset value, end of period(f)                                     $3.01        $4.90        $6.36
                                                                   --------     --------      -------
TOTAL RETURN                                                        (38.69%)     (22.95%)     (37.10%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $13,609      $16,712       $7,340
Ratio of expenses to average net assets                               1.13%(g)     1.07%(d)     1.10%(c,d)
Ratio of net investment income (loss) to average net assets          (0.92%)      (0.67%)      (0.62%)(c)
Portfolio turnover rate(e)                                             155%         240%         150%

  a The fund was declared effective by the Securities and Exchange Commission on May 1, 2000.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

104                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND

                                                                    CLASS IB -
                                                                   PERIOD ENDED:
                                                                     4/30/02-
                                                                    12/31/02(A)
                                                                   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $10.00
Net investment income (loss)                                               --
Net realized and unrealized gain (loss) on investments                  (1.36)
                                                                   ----------
Total from investment operations                                        (1.36)
Less distributions:
  Dividends from net investment income                                     --
  Distributions from net realized gain on investments                      --
  Distributions from capital                                               --
                                                                   ----------
Total distributions                                                        --
                                                                   ----------
Net increase (decrease) in net asset value                              (1.36)
Net asset value, end of period                                          $8.64
                                                                   ----------
TOTAL RETURN                                                          (13.57%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $7,937
Ratio of expenses to average net assets                                 1.24%(c)
Ratio of net investment income (loss) to average net assets            (0.25%)(c)
Portfolio turnover rate(d)                                                76%

  a  The fund commenced operations on April 30, 2002.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH AND INCOME HLS FUND

                                                                                     CLASS IB - PERIOD ENDED:
                                                                                                                       5/29/98-
                                                                  12/31/02     12/31/01     12/31/00     12/31/99     12/31/98(A)
                                                                  ---------    ---------    ---------    ---------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                             $11.67       $13.23       $14.30       $11.85      $10.00
Net investment income (loss)(g)                                       0.04         0.05        (0.08)        0.06        0.09
Net realized and unrealized gain (loss) on investments(g)            (2.96)       (1.11)       (0.74)        2.50        1.79
                                                                  --------     --------     --------     --------     -------
Total from investment operations(g)                                  (2.92)       (1.06)       (0.82)        2.56        1.88
Less distributions:
  Dividends from net investment income(g)                               --           --        (0.04)       (0.02)      (0.03)
  Distributions from net realized gain on investments(g)                --        (0.50)       (0.21)       (0.09)         --
  Distributions from capital(g)                                         --           --           --           --          --
                                                                  --------     --------     --------     --------     -------
Total distributions(g)                                                  --        (0.50)       (0.25)       (0.11)      (0.03)
                                                                  --------     --------     --------     --------     -------
Net increase (decrease) in net asset value(g)                        (2.92)       (1.56)       (1.07)        2.45        1.85
Net asset value, end of period(g)                                    $8.75       $11.67       $13.23       $14.30      $11.85
                                                                  --------     --------     --------     --------     -------
TOTAL RETURN                                                       (24.85%)      (8.18%)      (5.81%)      21.61%      18.82%(b,d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $58,930      $46,599      $14,898          $14         $11
Ratio of expenses to average net assets                              1.02%(h)     0.97%(e)     0.97%(e)     1.00%(e)    0.44%(c,d,e)
Ratio of net investment income (loss) to average net assets          0.42%        0.36%        0.23%        0.45%       1.34%(c,d)
Portfolio turnover rate(f)                                             92%          85%          73%          54%         30%

  a The fund was declared effective by the Securities and Exchange Commission on May 29, 1998.
  b  Not annualized.
  c  Annualized.
  d Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD HLS FUNDS                                                           105

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND

                                                                    CLASS IB -
                                                                   PERIOD ENDED:
                                                                     04/30/02-
                                                                    12/31/02(A)
                                                                   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $21.16
Net investment income (loss)                                            (0.01)
Net realized and unrealized gain (loss) on investments                  (4.78)
                                                                   ----------
Total from investment operations                                        (4.79)
Less distributions:
  Dividends from net investment income                                     --
  Distributions from net realized gain on investments                      --
  Distributions from capital                                               --
                                                                   ----------
Total distributions                                                        --
                                                                   ----------
Net increase (decrease) in net asset value                              (4.79)
Net asset value, end of period                                         $16.37
                                                                   ----------
TOTAL RETURN                                                          (22.65%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                               $5,287
Ratio of expenses to average net assets                                 0.84%(c)
Ratio of net investment income (loss) to average net assets            (0.10%)(c)
Portfolio turnover rate(d)                                               189%

  a  Class IB shares were first offered on April 30, 2002.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HIGH YIELD HLS FUND

                                                                                     CLASS IB - PERIOD ENDED:
                                                                                                                      9/30/98-
                                                                   12/31/02    12/31/01    12/31/00    12/31/99      12/31/98(A)
                                                                   --------    --------    --------    --------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(h)                              $9.61       $9.38      $10.05      $10.17        $10.00
Net investment income (loss)(h)                                       0.49        0.84        0.04        0.85          0.22
Net realized and unrealized gain (loss) on investments(h)            (1.61)      (0.60)       0.04       (0.39)         0.14
                                                                   -------     -------     -------     -------        ------
Total from investment operations(h)                                  (1.12)       0.24        0.08        0.46          0.36
Less distributions:
  Dividends from net investment income(h)                            (0.05)      (0.01)      (0.75)      (0.58)        (0.19)
  Distributions from net realized gain on investments(h)                --          --          --          --            --
  Distributions from capital(h)                                         --          --          --          --            --
                                                                   -------     -------     -------     -------        ------
Total distributions(h)                                               (0.05)      (0.01)      (0.75)      (0.58)        (0.19)
                                                                   -------     -------     -------     -------        ------
Net increase (decrease) in net asset value(h)                        (1.17)       0.23       (0.67)      (0.12)         0.17
Net asset value, end of period(h)                                    $8.44       $9.61       $9.38      $10.05        $10.17
                                                                   -------     -------     -------     -------        ------
TOTAL RETURN                                                        (7.14%)      2.54%       0.85%       4.49%(d)      3.53%(b,d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $57,084     $25,901      $2,497        $102          $102
Ratio of expenses to average net assets                              1.05%(i)    0.99%(e)    0.99%(e)    0.90%(d,e)    0.53%(c,d,e)
Ratio of net investment income (loss) to average net assets          9.10%       9.52%       8.97%       8.18%(d)      7.77%(c,d)
Portfolio turnover rate(g)                                             60%         63%         69%         47%           15%
Current Yield(f)                                                     8.91%      10.69%      10.55%       9.46%         8.65%

  a The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
  b  Not annualized.
  c  Annualized.
  d Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
  g Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  h Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  i Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

106                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND

                                                                              CLASS IB - PERIOD ENDED:
                                                                                                       11/9/99-
                                                                   12/31/02   12/31/01     12/31/00   12/31/99(A)
                                                                   ---------  ---------    ---------  -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                             $31.75     $37.20       $41.89     $39.22
Net investment income (loss)(f)                                       0.28       0.30         0.37       0.04
Net realized and unrealized gain (loss) on investments(f)            (8.30)     (4.91)       (4.39)      2.98
                                                                   -------    -------      -------      -----
Total from investment operations(f)                                  (8.02)     (4.61)       (4.02)      3.02
Less distributions:
  Dividends from net investment income(f)                            (0.24)     (0.25)       (0.28)     (0.32)
  Distributions from net realized gain on investments(f)             (0.10)     (0.59)       (0.39)     (0.03)
  Distributions from capital(f)                                         --         --           --         --
                                                                   -------    -------      -------      -----
Total distributions(f)                                               (0.34)     (0.84)       (0.67)     (0.35)
                                                                   -------    -------      -------      -----
Net increase (decrease) in net asset value(f)                        (8.36)     (5.45)       (4.69)      2.67
Net asset value, end of period(f)                                   $23.39     $31.75       $37.20     $41.89
                                                                   -------    -------      -------      -----
TOTAL RETURN                                                       (22.63%)   (12.47%)      (9.66%)     7.73%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $68,832    $46,056      $16,272        $11
Ratio of expenses to average net assets                              0.67%(g)   0.61%(d)     0.61%(d)   0.61%(c,d)
Ratio of net investment income (loss) to average net assets          0.95%      0.73%        0.57%      0.77%(c)
Portfolio turnover rate(e)                                             15%         5%           7%         3%

  a  Class IB shares were first offered on November 9, 1999.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

                                                                    CLASS IB - PERIOD ENDED:
                                                                                    4/30/01-
                                                                     12/31/02     12/31/01(A)
                                                                   -------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                               $8.59        $10.00
Net investment income (loss)(f)                                        0.01          0.01
Net realized and unrealized gain (loss) on investments(f)             (1.51)        (1.41)
                                                                     ------         -----
Total from investment operations(f)                                   (1.50)        (1.40)
Less distributions:
  Dividends from net investment income(f)                             (0.01)        (0.01)
  Distributions from net realized gain on investments(f)                 --            --
  Distributions from capital(f)                                          --            --
                                                                     ------         -----
  Total distributions(f)                                              (0.01)        (0.01)
                                                                     ------         -----
Net increase (decrease) in net asset value(f)                         (1.51)        (1.41)
Net asset value, end of period(f)                                     $7.08         $8.59
                                                                     ------         -----
TOTAL RETURN                                                        (17.40%)      (14.08%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $13,878        $5,075
Ratio of expenses to average net assets                               1.49%(g)      1.18%(c,d)
Ratio of net investment income (loss) to average net assets           0.36%         0.24%(c)
Portfolio turnover rate(e)                                             285%          191%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD HLS FUNDS                                                           107

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                   4/1/98-
                                                                   12/31/02  12/31/01  12/31/00    12/31/99(B)  12/31/98(A,B)
                                                                   --------  --------  --------    -----------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                             $9.51    $13.65    $18.76        $13.57        $13.96
Net investment income (loss)(g)                                      0.14      0.12      0.25          0.17          0.04
Net realized and unrealized gain (loss) on investments(g)           (1.91)    (2.63)    (3.24)         5.19         (0.21)
                                                                   ------    ------    ------       -------       -------
Total from investment operations(g)                                 (1.77)    (2.51)    (2.99)         5.36         (0.17)
Less distributions:
  Dividends from net investment income(g)                           (0.08)    (0.02)    (0.19)        (0.17)        (0.22)
  Distributions from net realized gain on investments(g)               --     (1.61)    (1.93)           --            --
  Distributions from capital(g)                                        --        --        --            --            --
                                                                   ------    ------    ------       -------       -------
Total distributions(g)                                              (0.08)    (1.63)    (2.12)        (0.17)        (0.22)
                                                                   ------    ------    ------       -------       -------
Net increase (decrease) in net asset value(g)                       (1.85)    (4.14)    (5.11)         5.19         (0.39)
Net asset value, end of period(g)                                   $7.66     $9.51    $13.65        $18.76        $13.57
                                                                   ------    ------    ------       -------       -------
TOTAL RETURN                                                       (18.12%)  (18.88%)  (17.25%)      39.61%        (1.13%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $26,641   $22,277   $18,682       $3,203          $663
Ratio of expenses to average net assets                             1.04%(h)  0.99%(e)  0.96%(e)      0.96%(e)      0.94%(d,e)
Ratio of net investment income (loss) to average net assets         1.00%     0.92%     0.98%         1.02%         0.71%(d)
Portfolio turnover rate(f)                                           161%      144%      159%          133%          157%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

                                                                    CLASS IB - PERIOD ENDED:
                                                                                    4/30/01-
                                                                     12/31/02     12/31/01(A)
                                                                   -------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                               $9.38        $10.00
Net investment income (loss)(f)                                        0.01          0.03
Net realized and unrealized gain (loss) on investments(f)             (0.53)        (0.64)
                                                                     ------         -----
Total from investment operations(f)                                   (0.52)        (0.61)
Less distributions:
  Dividends from net investment income(f)                                --         (0.01)
  Distributions from net realized gain on investments(f)                 --            --
  Distributions from capital(f)                                          --            --
                                                                     ------         -----
Total distributions(f)                                                   --         (0.01)
                                                                     ------         -----
Net increase (decrease) in net asset value(f)                         (0.52)        (0.62)
Net asset value, end of period(f)                                     $8.86         $9.38
                                                                     ------         -----
TOTAL RETURN                                                         (5.30%)       (6.09%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $5,130          $768
Ratio of expenses to average net assets                               1.96%(g)      1.18%(c,d)
Ratio of net investment income (loss) to average net assets          (0.01%)        0.83%(c)
Portfolio turnover rate(e)                                             183%          168%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

108                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND

                                                                                 CLASS IB - PERIOD ENDED:
                                                                                                           11/9/99-
                                                                     12/31/02     12/31/01     12/31/00   12/31/99(A)
                                                                     ---------    ---------    ---------  -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                               $20.84       $24.62       $20.53     $17.58
Net investment income (loss)(f)                                           --           --        (0.01)        --
Net realized and unrealized gain (loss) on investments(f)              (3.00)       (0.98)        5.13       3.73
                                                                     -------      -------      -------      -----
Total from investment operations(f)                                    (3.00)       (0.98)        5.12       3.73
Less distributions:
  Dividends from net investment income(f)                                 --           --           --         --
  Distributions from net realized gain on investments(f)                  --        (2.80)       (1.03)     (0.78)
  Distributions from capital(f)                                           --           --           --         --
                                                                     -------      -------      -------      -----
Total distributions(f)                                                    --        (2.80)       (1.03)     (0.78)
                                                                     -------      -------      -------      -----
Net increase (decrease) in net asset value(f)                          (3.00)       (3.78)        4.09       2.95
Net asset value, end of period(f)                                     $17.84       $20.84       $24.62     $20.53
                                                                     -------      -------      -------      -----
TOTAL RETURN                                                         (14.42%)      (3.79%)      25.20%     21.39%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                             $89,336      $117,396     $50,747        $36
Ratio of expenses to average net assets                                0.94%(g)     0.88%(d)     0.88%(d)   0.97%(c,d)
Ratio of net investment income (loss) to average net assets           (0.14%)      (0.06%)      (0.26%)    (0.32%)(c)
Portfolio turnover rate(e)                                               90%         117%         138%       121%

  a  Class IB shares were first offered on November 9, 1999.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD MIDCAP VALUE HLS FUND

                                                                      CLASS IB - PERIOD
                                                                           ENDED:
                                                                                4/30/01-
                                                                   12/31/02    12/31/01(A)
                                                                   --------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                             $9.94        $10.00
Net investment income (loss)(f)                                      0.01          0.01
Net realized and unrealized gain (loss) on investments(f)           (1.32)        (0.06)
                                                                   ------       -------
Total from investment operations(f)                                 (1.31)        (0.05)
Less distributions:
  Dividends from net investment income(f)                           (0.01)        (0.01)
  Distributions from net realized gain on investments(f)               --            --
  Distributions from capital(f)                                        --            --
                                                                   ------       -------
Total distributions(f)                                              (0.01)        (0.01)
                                                                   ------       -------
Net increase (decrease) in net asset value(f)                       (1.32)        (0.06)
Net asset value, end of period(f)                                   $8.62         $9.94
                                                                   ------       -------
TOTAL RETURN                                                       (13.21%)      (0.52%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $98,964      $25,185
Ratio of expenses to average net assets                             1.12%(g)      1.08%(c,d)
Ratio of net investment income (loss) to average net assets         0.12%         0.29%(c)
Portfolio turnover rate(e)                                            42%           32%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD HLS FUNDS                                                           109

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND

                                                                                      CLASS IB - PERIOD ENDED:
                                                                                                                        4/1/98-
                                                                   12/31/02     12/31/01     12/31/00     12/31/99    12/31/98(A)
                                                                   ---------    ---------    ---------    --------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $1.00        $1.00        $1.00       $1.00        $1.00
Net investment income (loss)                                          0.01         0.04         0.06        0.07         0.04
Net realized and unrealized gain (loss) on investments                  --           --           --          --           --
                                                                   -------      -------      -------      ------       ------
Total from investment operations                                      0.01         0.04         0.06        0.07         0.04
Less distributions:
  Dividends from net investment income                               (0.01)       (0.04)       (0.06)      (0.07)       (0.04)
  Distributions from net realized gain on investments                   --           --           --          --           --
  Distributions from capital                                            --           --           --          --           --
                                                                   -------      -------      -------      ------       ------
Total distributions                                                  (0.01)       (0.04)       (0.06)      (0.07)       (0.04)
                                                                   -------      -------      -------      ------       ------
Net increase (decrease) in net asset value                              --           --           --          --           --
Net asset value, end of period                                       $1.00        $1.00        $1.00       $1.00        $1.00
                                                                   -------      -------      -------      ------       ------
TOTAL RETURN                                                         1.24%        3.68%        5.91%       4.71%        3.76%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $261,914     $152,129     $36,270      $8,804       $2,179
Ratio of expenses to average net assets                              0.72%(f)     0.66%(d)     0.66%(d)    0.65%(d)     0.64%(c,d)
Ratio of net investment income (loss) to average net assets          1.20%        3.40%        5.73%       4.63%        4.81%(c)
Current Yield(e)                                                     0.75%        1.62%        6.01%       5.16%        4.61%
Effective Yield(e)                                                   0.76%        1.64%        6.20%       5.30%        4.71%

  a  Class IB shares were first offered on April 1, 1998.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.
  f Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD MORTGAGE SECURITIES HLS FUND

                                                                               CLASS IB - PERIOD ENDED:
                                                                                                         11/9/99-
                                                                   12/31/02     12/31/01     12/31/00   12/31/99(A)
                                                                   ---------    ---------    ---------  -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                             $11.50       $11.36       $10.39     $11.07
Net investment income (loss)(g)                                       0.31         0.50         0.78       0.09
Net realized and unrealized gain (loss) on investments(g)             0.18         0.31         0.27      (0.16)
                                                                   -------      -------      -------      -----
Total from investment operations(g)                                   0.49         0.81         1.05      (0.07)
Less distributions:
  Dividends from net investment income(g)                            (0.05)       (0.67)       (0.08)     (0.61)
  Distributions from net realized gain on investments(g)                --           --           --         --
  Distributions from capital(g)                                         --           --           --         --
                                                                   -------      -------      -------      -----
Total distributions(g)                                               (0.05)       (0.67)       (0.08)     (0.61)
                                                                   -------      -------      -------      -----
Net increase (decrease) in net asset value(g)                         0.44         0.14         0.96      (0.68)
Net asset value, end of period(g)                                   $11.94       $11.50       $11.36     $10.39
                                                                   -------      -------      -------      -----
TOTAL RETURN                                                         7.89%        7.30%       10.08%      0.60%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $116,549     $26,121       $1,148         $9
Ratio of expenses to average net assets                              0.73%(h)     0.66%(d)     0.66%(d)   0.66%(c,d)
Ratio of net investment income (loss) to average net assets          3.62%        5.46%        6.25%      5.80%(c)
Portfolio turnover rate(f)                                            339%         233%         534%       472%
Current Yield(e)                                                     3.07%        4.67%        6.48%      6.64%

  a  Class IB shares were first offered on November 9, 1999.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

110                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                                12/31/02     12/31/01     12/31/00     12/31/99(B)  12/31/98(A,B)
                                                                ---------    ---------    ---------    -----------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                          $13.26       $16.83       $21.87        $13.23        $13.40
Net investment income (loss)(g)                                   (0.06)       (0.01)        0.03         (0.04)        (0.02)
Net realized and unrealized gain (loss) on investments(g)         (3.97)       (2.53)       (2.57)         8.71         (0.15)
                                                                -------      -------      -------       -------       -------
Total from investment operations(g)                               (4.03)       (2.54)       (2.54)         8.67         (0.17)
Less distributions:
  Dividends from net investment income(g)                            --           --           --            --            --
  Distributions from net realized gain on investments(g)             --        (1.03)       (2.50)        (0.03)           --
  Distributions from capital(g)                                      --           --           --            --            --
                                                                -------      -------      -------       -------       -------
Total distributions(g)                                               --        (1.03)       (2.50)        (0.03)           --
                                                                -------      -------      -------       -------       -------
Net increase (decrease) in net asset value(g)                     (4.03)       (3.57)       (5.04)         8.64         (0.17)
Net asset value, end of period(g)                                 $9.23       $13.26       $16.83        $21.87        $13.23
                                                                -------      -------      -------       -------       -------
TOTAL RETURN                                                    (30.39%)     (15.07%)     (13.28%)       65.54%        (1.30%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $66,378      $59,371      $40,967       $10,200          $696
Ratio of expenses to average net assets                           1.00%(h)     0.94%(e)     0.92%(e)      0.96%(e)      0.95%(d,e)
Ratio of net investment income (loss) to average net assets      (0.53%)      (0.15%)      (0.18%)       (0.63%)       (0.46%)(d)
Portfolio turnover rate(f)                                         222%         227%         195%          181%          236%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD SMALLCAP GROWTH HLS FUND

                                                                      CLASS IB - PERIOD ENDED:
                                                                        4/30/02-12/31/02(A)
                                                                   ------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $15.96
Net investment income (loss)                                                              (0.01)
Net realized and unrealized gain (loss) on investments                                    (4.22)
                                                                   ----------------------------
Total from investment operations                                                          (4.23)
Less distributions:
  Dividends from net investment income                                                       --
  Distributions from net realized gain on investments                                        --
  Distributions from capital                                                                 --
                                                                   ----------------------------
Total distributions                                                                          --
                                                                   ----------------------------
Net increase (decrease) in net asset value                                                (4.23)
Net asset value, end of period                                                           $11.73
                                                                   ----------------------------
TOTAL RETURN                                                                            (26.51%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $7,150
Ratio of expenses to average net assets                                                   0.89%(c)
Ratio of net investment income (loss) to average net assets                              (0.13%)(c)
Portfolio turnover rate(d)                                                                  99%

  a  Class IB shares were first offered on April 30, 2002.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HLS FUNDS                                                           111

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                                12/31/02     12/31/01     12/31/00     12/31/99(B)  12/31/98(A,B)
                                                                ---------    ---------    ---------    -----------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                          $47.31       $58.79       $71.51      $118.84        $107.93
Net investment income (loss)(g)                                    0.38         0.46         0.74         0.21           0.43
Net realized and unrealized gain (loss) on investments(g)        (11.95)       (7.57)       (5.47)       12.00          15.65
                                                                -------      -------      -------       ------        -------
Total from investment operations(g)                              (11.57)       (7.11)       (4.72)       12.21          16.08
Less distributions:
  Dividends from net investment income(g)                         (0.32)       (0.32)       (0.34)       (0.56)         (5.17)
  Distributions from net realized gain on investments(g)             --        (4.05)       (7.66)      (58.98)            --
  Distributions from capital(g)                                      --           --           --           --             --
                                                                -------      -------      -------       ------        -------
Total distributions(g)                                            (0.32)       (4.37)       (8.00)      (59.54)         (5.17)
                                                                -------      -------      -------       ------        -------
Net increase (decrease) in net asset value(g)                    (11.89)      (11.48)      (12.72)       (4.73)         10.91
Net asset value, end of period(g)                                $35.42       $47.31       $58.79       $71.51        $118.84
                                                                -------      -------      -------       ------        -------

TOTAL RETURN                                                    (24.42%)     (12.39%)      (7.21%)      19.57%         14.91%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $296,767     $271,475     $136,077     $47,439        $10,167
Ratio of expenses to average net assets                           0.72%(h)     0.67%(e)     0.66%(e)     0.66%(e)       0.65%(d,e)
Ratio of net investment income (loss) to average net assets       0.75%        0.62%        0.46%        0.62%        0.73%(d)
Portfolio turnover rate(f)                                          44%          39%          40%          39%            27%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

                                                                      CLASS IB - PERIOD ENDED:
                                                                        4/30/02-12/31/02(A)
                                                                   ------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $10.51
Net investment income (loss)                                                               0.15
Net realized and unrealized gain (loss) on investments                                     0.68
                                                                   ----------------------------
Total from investment operations                                                           0.83
Less distributions:
  Dividends from net investment income                                                       --
  Distributions from net realized gain on investments                                        --
  Distributions from capital                                                                 --
                                                                   ----------------------------
Total distributions                                                                          --
                                                                   ----------------------------
Net increase (decrease) in net asset value                                                 0.83
Net asset value, end of period                                                           $11.34
                                                                   ----------------------------

TOTAL RETURN                                                                              7.96%(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                               $100,867
Ratio of expenses to average net assets                                                   0.74%(c)
Ratio of net investment income (loss) to average net assets                               5.13%(c)
Portfolio turnover rate(d)                                                                 283%

  a  Class IB shares were first offered on April 30, 2002.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

112                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND

                                                                    CLASS IB - PERIOD ENDED:
                                                                                    4/30/01-
                                                                     12/31/02     12/31/01(A)
                                                                   -------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(f)                               $9.93        $10.00
Net investment income (loss)(f)                                        0.07          0.02
Net realized and unrealized gain (loss) on investments(f)             (2.33)        (0.03)
                                                                     ------         -----
Total from investment operations(f)                                   (2.26)        (0.01)
Less distributions:
  Dividends from net investment income(f)                             (0.07)        (0.02)
  Distributions from net realized gain on investments(f)                 --         (0.04)
  Distributions from capital(f)                                          --            --
                                                                     ------         -----
Total distributions(f)                                                (0.07)        (0.06)
                                                                     ------         -----
Net increase (decrease) in net asset value(f)                         (2.33)        (0.07)
Net asset value, end of period(f)                                     $7.60         $9.93
                                                                     ------         -----

TOTAL RETURN                                                        (22.81%)       (0.06%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $34,006       $11,952
Ratio of expenses to average net assets                               1.12%(g)      1.08%(c,d)
Ratio of net investment income (loss) to average net assets           1.07%         0.84%(c)
Portfolio turnover rate(e)                                              37%           16%

  a The fund was declared effective by the Securities and Exchange Commission on April 30, 2001.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  g Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD VALUE OPPORTUNITIES HLS FUND

                                                                      CLASS IB - PERIOD ENDED:
                                                                        4/30/02-12/31/02(A)
                                                                   ------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $13.51
Net investment income (loss)                                                               0.02
Net realized and unrealized gain (loss) on investments                                    (2.69)
                                                                   ----------------------------
Total from investment operations                                                          (2.67)
Less distributions:
  Dividends from net investment income                                                       --
  Distributions from net realized gain on investments                                        --
  Distributions from capital                                                                 --
                                                                   ----------------------------
Total distributions                                                                          --
                                                                   ----------------------------
Net increase (decrease) in net asset value                                                (2.67)
Net asset value, end of period                                                           $10.84
                                                                   ----------------------------

TOTAL RETURN                                                                            (19.74%)(b)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                 $3,160
Ratio of expenses to average net assets                                                   0.91%(c)
Ratio of net investment income (loss) to average net assets                               1.06%(c)
Portfolio turnover rate(d)                                                                  67%

  a  Class IB shares were first offered on April 30, 2002.
  b  Not annualized.
  c  Annualized.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HLS FUNDS                                                           113

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (herein called "we, our, and us")

          THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

114                                                           HARTFORD HLS FUNDS

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance
Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

HARTFORD HLS FUNDS                                                           115
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
                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                            FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2002 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                             811-08629
Hartford HLS Series Fund II, Inc.                                      811-04615

                               HARTFORD HLS FUNDS

                         CLASS IA SHARES
                         PROSPECTUS
                         MAY 1, 2003
                    AS SUPPLEMENTED DECEMBER 15, 2003

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADVISERS HLS FUND

BLUE CHIP STOCK HLS FUND

BOND HLS FUND

CAPITAL APPRECIATION HLS FUND

CAPITAL OPPORTUNITIES HLS FUND

GLOBAL LEADERS HLS FUND

GROWTH AND INCOME HLS FUND

GROWTH OPPORTUNITIES HLS FUND

HIGH YIELD HLS FUND

INDEX HLS FUND

INTERNATIONAL OPPORTUNITIES HLS FUND

INTERNATIONAL STOCK HLS FUND

LARGECAP GROWTH HLS FUND

MIDCAP STOCK HLS FUND

MONEY MARKET HLS FUND

MULTISECTOR BOND HLS FUND

SMALLCAP GROWTH HLS FUND

SMALLCAP VALUE HLS FUND

STOCK HLS FUND

U.S. GOVERNMENT SECURITIES HLS FUND

VALUE OPPORTUNITIES HLS FUND

                              HARTFORD HLS FUNDS
                              C/O INDIVIDUAL ANNUITY SERVICES
                              P.O. BOX 5085
                              HARTFORD, CT 06102-5085

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                    INTRODUCTION
--------------------------------------------------------------------------------

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life"), Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"), and certain qualified retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each offer two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees. Each other fund in this prospectus offers only Class IA shares. Prior to May 1, 2002, each fund, except Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund and Stock HLS Fund, offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.

Ten of the funds (Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund and Stock HLS Fund) are investment portfolios of Hartford Series Fund, Inc.; and each other fund is an investment portfolio of Hartford HLS Series Fund II, Inc.

Each fund is a diversified fund. Information on each fund, including their risk factors, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD HLS FUNDS                                                             1

CONTENTS                                                                    PAGE
------------------------------------------------------------

A summary of each fund's goals,               Hartford Advisers HLS Fund                               3
principal strategies, main risks,             Hartford Blue Chip Stock HLS Fund                        6
performance and fees.                         Hartford Bond HLS Fund                                   9
                                              Hartford Capital Appreciation HLS Fund                  12
                                              Hartford Capital Opportunities HLS Fund                 15
                                              Hartford Global Leaders HLS Fund                        18
                                              Hartford Growth and Income HLS Fund                     21
                                              Hartford Growth Opportunities HLS Fund                  24
                                              Hartford High Yield HLS Fund                            27
                                              Hartford Index HLS Fund                                 30
                                              Hartford International Opportunities HLS Fund           33
                                              Hartford International Stock HLS Fund                   36
                                              Hartford LargeCap Growth HLS Fund                       39
                                              Hartford MidCap Stock HLS Fund                          42
                                              Hartford Money Market HLS Fund                          45
                                              Hartford Multisector Bond HLS Fund                      48
                                              Hartford SmallCap Growth HLS Fund                       51
                                              Hartford SmallCap Value HLS Fund                        54
                                              Hartford Stock HLS Fund                                 57
                                              Hartford U.S. Government Securities HLS Fund            60
                                              Hartford Value Opportunities HLS Fund                   63

Description of other investment               Investment strategies and investment matters            66
strategies and investment risks.

Investment manager and management             Management of the funds                                 69
fee information.

Further information on the                    Further information on the funds                        72
funds.                                        Purchase and redemption of fund shares                  72
                                              Determination of net asset value                        72
                                              Dividends and distributions                             73
                                              Right to reject or restrict purchase and
                                              exchange orders                                         73
                                              Federal income taxes                                    73
                                              Brokerage commissions                                   73
                                              Variable contract owner voting rights                   73
                                              Plan participant voting rights                          74
                                              Performance related information                         74
                                              Distributor, Custodian and Transfer Agent               74
                                              Financial highlights                                    75
                                              Privacy policy                                          86
                                              For more information                            back cover

2                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

    -  stocks,

    -  debt securities, and

    -  money market instruments.

Asset allocation decisions are based on the fund's sub-advisor, Wellington Management Company, LLP's ("Wellington Management"), judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

HARTFORD HLS FUNDS                                                             3

HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   12.25%
1994   -2.74%
1995   28.34%
1996   16.59%
1997   24.51%
1998   24.66%
1999   10.59%
2000   -0.75%
2001   -4.64%
2002  -13.79%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.92% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.84% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IA                                 -13.79%          2.38%        8.63%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%       9.33%
Lehman Brothers Government/Credit
  Bond Index (reflects no deduction
  for fees or expenses)                  11.04%           7.62%        7.61%

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

4                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.63%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.67%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 68
  Year 3                                            $214
  Year 5                                            $373
  Year 10                                           $835

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

Paul D. Kaplan

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1987

-  Joined Wellington Management in 1982

-  Investment professional since 1974

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                             5

HARTFORD BLUE CHIP STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Blue Chip Stock HLS Fund seeks long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objectives by investing at least 80% of its net assets in common stocks of large and medium-sized blue chip growth companies, as defined by T. Rowe Price Associates, Inc. ("T. Rowe Price"), the sub-adviser to the fund. These are companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Its investment approach reflects its belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies that are targeted will have good prospects for dividend growth.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most of the fund's assets will be invested in U.S. common stocks, the fund may also purchase other types of securities, including foreign securities, preferred stocks and convertible securities, when they are considered consistent with the fund's investment objectives. The fund may also buy and sell futures contracts and options on futures contracts. This may be done to hedge the value of the fund's portfolio against potential adverse movements in securities prices, to enhance returns, or to maintain market exposure.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

T. Rowe Price's investment strategy significantly influences the fund's performance. Even well-established growth stocks can be volatile. The fund's focus on large and medium-sized blue chip companies significantly influences its performance. Large blue chip company stocks as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies. Additionally, if T. Rowe Price incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

If the fund uses futures contracts or options on futures contracts it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on T. Rowe Price's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if the fund had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

6                                                             HARTFORD HLS FUNDS

                                               HARTFORD BLUE CHIP STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1997   27.00%
     1998   28.07%
     1999   19.88%
     2000   -2.47%
     2001  -14.41%
     2002  -24.40%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.38% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.00% (1ST QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                      SINCE INCEPTION
                                         1 YEAR          5 YEARS       (MAY 1, 1996)
Class IA(1)                              -24.40%          -0.63%           5.51%
S&P 500 Index
  (reflects no deduction for fees
  or expenses)                           -22.10%          -0.58%         5.74%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/96.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                             7

HARTFORD BLUE CHIP STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.88%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.92%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   94
  Year 3                                            $  293
  Year 5                                            $  509
  Year 10                                           $1,131

[SIDE NOTE]

SUB-ADVISER

T. Rowe Price

PORTFOLIO MANAGER

Larry J. Puglia

-  Vice President of T. Rowe Price

-  Manager of the fund since 1996

-  Joined T. Rowe Price in 1990
[END SIDE NOTE]

8                                                             HARTFORD HLS FUNDS

                                                          HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Bond HLS Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include
(1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 80% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P), or securities which, if unrated, are determined by the fund's sub-adviser, HIMCO, to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds."

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

HIMCO uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                             9

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  10.24%
1994  -3.95%
1995  18.49%
1996   3.52%
1997  11.35%
1998   8.15%
1999  -2.02%
2000  11.99%
2001   8.68%
2002  10.08%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.40% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -3.40% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IA                             10.08%   7.26%    7.46%
Lehman Brothers U.S. Aggregate Bond
  Index (reflects no deduction for
  fees or expenses)                  10.26%   7.54%    7.51%

  INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

10                                                            HARTFORD HLS FUNDS

                                                          HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.47%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.51%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 52
  Year 3                                            $164
  Year 5                                            $285
  Year 10                                           $640

[SIDE NOTE]

SUB-ADVISER

HIMCO

PORTFOLIO MANAGER

Nasri Toutoungi

-  Senior Vice President of HIMCO

-  Manager of the fund since 2003

-  Joined HIMCO in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and Director and Partner of Rogge Global Partners from 1997 to 1998
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            11

HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

12                                                            HARTFORD HLS FUNDS

                                          HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   20.80%
     1994    2.50%
     1995   30.25%
     1996   20.70%
     1997   22.34%
     1998   15.48%
     1999   37.46%
     2000   13.22%
     2001   -6.94%
     2002  -19.70%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.33% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -19.04% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IA                                 -19.70%          6.08%        12.33%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%       9.33%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            13

HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.64%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.05%
  Total operating expenses                          0.69%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 70
  Year 3                                            $221
  Year 5                                            $384
  Year 10                                           $859

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Saul J. Pannell, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1991

-  Joined Wellington Management in 1979

-  Investment professional since 1974
[END SIDE NOTE]

14                                                            HARTFORD HLS FUNDS

                                         HARTFORD CAPITAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests at least 65% of net assets in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts. The fund focuses on companies which the fund's sub-adviser, Massachusetts Financial Services Company ("MFS"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The fund may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by MFS and its large group of equity research analysts.

Under normal market conditions, the fund invests primarily in common stocks of companies with large market capitalizations that MFS believes have superior growth potential. MFS defines large cap companies as companies with a market cap greater than $5 billion.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

MFS' investment strategy significantly influences the fund's performance. If MFS incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. Additionally, large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            15

HARTFORD CAPITAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -23.63%
     2002  -28.85%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 17.49% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -26.37% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR        (MAY 1, 2000)
Class IA(1)                                   -28.85%          -24.05%
S&P 500 Index (reflects no deduction for
  fees or expenses)                           -22.10%        -15.29%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/00.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

16                                                            HARTFORD HLS FUNDS

                                         HARTFORD CAPITAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.90%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.15%
  Total operating expenses                          1.05%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $  107
  Year 3                                            $  334
  Year 5                                            $  579
  Year 10                                           $1,283

[SIDE NOTE]

SUB-ADVISER

MFS

PORTFOLIO MANAGERS

S. Irfan Ali

-  Senior Vice President of MFS

- Employed in the investment management area of MFS since 1993 and has managed the fund since October 2002

Kenneth J. Enright

-  Senior Vice President of MFS

- Employed in the investment management area of MFS since 1986 and has managed the fund since October 2002
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            17

HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Leaders HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of the fund's sub-adviser, Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund diversifies its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The fund uses a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

    - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 300%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

18                                                            HARTFORD HLS FUNDS

                                                HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   50.37%
     2000   -7.06%
     2001  -16.58%
     2002  -19.51%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 32.82% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -20.03% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                               SINCE INCEPTION
                                              1 YEAR        (SEPTEMBER 30, 1998)
Class IA                                      -19.51%               5.14%
Morgan Stanley Capital International
  World Index (reflects no deduction for
  fees or expenses)                           -19.56%              -2.74%

  INDEX: The Morgan Stanley Capital International World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            19

HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.74%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.07%
  Total operating expenses                          0.81%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   83
  Year 3                                            $  259
  Year 5                                            $  450
  Year 10                                           $1,002

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew S. Offit

-  Senior Vice President of Wellington Management

- Sole Manager of the fund since August 2001; Co-Manager of the fund since inception (September 1998)

-  Joined Wellington Management as a portfolio manager in 1997

-  Investment professional since 1987
[END SIDE NOTE]

20                                                            HARTFORD HLS FUNDS

                                             HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth and Income HLS Fund seeks growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by the fund's sub-adviser, Wellington Management. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

HARTFORD HLS FUNDS                                                            21

HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   21.82%
     2000   -5.64%
     2001   -8.02%
     2002  -24.65%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 15.65% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.48% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR       (MAY 29, 1998)
Class IA                                           -24.65%     -1.15%
S&P 500 Index (reflects no deduction for
  fees or expenses)                                -22.10%     -3.27%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

22                                                            HARTFORD HLS FUNDS

                                             HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.75%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.79%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 81
  Year 3                                            $252
  Year 5                                            $439
  Year 10                                           $978

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

James A. Rullo, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since inception (May 1998)

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            23

HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

24                                                            HARTFORD HLS FUNDS

                                          HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993    8.78%
     1994   -2.82%
     1995   27.66%
     1996   16.41%
     1997   12.42%
     1998   19.01%
     1999   55.17%
     2000    3.99%
     2001  -22.85%
     2002  -27.65%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 44.29% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.35% (1ST QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IA(1)                              -27.65%          1.40%        6.59%
Russell 3000 Growth Index (reflects
  no deduction for fees or
  expenses)                              -28.04%          -4.11%       6.29%

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

  INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            25

HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.62%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.66%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 67
  Year 3                                            $211
  Year 5                                            $368
  Year 10                                           $822

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Michael Carmen, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1999

- Employed by Kobrick Funds from 1997-1999, State Street Research and Management from 1992-1996 and 1997, and Montgomery Asset Management 1996 as an equity portfolio manager
[END SIDE NOTE]

26                                                            HARTFORD HLS FUNDS

                                                    HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield HLS Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by the fund's sub-adviser, HIMCO, to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund will invest no more than 10% of total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, HIMCO uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities within selected industries that appear from a yield perspective to be attractive. HIMCO assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that HIMCO expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as HIMCO expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

HARTFORD HLS FUNDS                                                            27

HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   4.70%
     2000   1.03%
     2001   2.69%
     2002  -6.89%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 7.11% (4TH QUARTER 2002) AND THE LOWEST QUARTERLY RETURN WAS -5.94% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                              SINCE INCEPTION
                                              1 YEAR       (SEPTEMBER 30, 1998)
Class IA                                      -6.89%               1.12%
Lehman Brothers High Yield Corporate
  Index (reflects no deduction for fees
  or expenses)                                -1.40%               0.51%

  INDEX: The Lehman Brothers High Yield Corporate Index is a unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission ("SEC"). You cannot invest directly in an index.

28                                                            HARTFORD HLS FUNDS

                                                    HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.78%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.82%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   84
  Year 3                                            $  262
  Year 5                                            $  455
  Year 10                                           $1,014

[SIDE NOTE]

SUB-ADVISER

HIMCO

PORTFOLIO MANAGERS

Christine Mozonski

-  Vice President of HIMCO

-  Co-manager of the fund since 2002

-  Joined HIMCO in June 1992

- Investment professional involved in trading and portfolio management since that time

David Hillmeyer

-  Vice President of HIMCO

-  Co-manager of the fund since 2003

-  Joined HIMCO in 1995

-  Investment professional involved in trading and portfolio management since
   1992
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            29

HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Index HLS Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

PRINCIPAL INVESTMENT STRATEGY. The fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the fund's sub-adviser, Hartford Investment Management Company ("HIMCO-Registered Trademark-"), is representative of the performance of publicly-traded common stocks. Therefore, the fund attempts to approximate the capital performance and dividend income of the Index.

The portfolio manager generally invests in no fewer than 495 stocks included in the Index. HIMCO selects stocks for the fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances may be invested in short-term money market instruments. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P")(1) chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 2002, approximately 49.95 percent of the Index was composed of the forty largest companies, the five largest being Microsoft Corporation, General Electric Company, Exxon Mobil Corporation, Wal-Mart Stores, Inc. and
Pfizer, Inc.

HIMCO does not attempt to "manage" the fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

The fund's ability to approximate the performance of the Index depends to some extent on the size of cash flows into and out of the fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the fund's portfolio to the Index, to the maximum practicable extent.

The fund's portfolio is broadly diversified by industry and company.

(1) Standard & Poor's-Registered Trademark-, "S&P"-Registered Trademark-, "S&P 500"-Registered Trademark-, "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

30                                                            HARTFORD HLS FUNDS

                                                         HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993    9.12%
     1994    0.94%
     1995   36.55%
     1996   22.09%
     1997   32.61%
     1998   28.06%
     1999   20.49%
     2000   -9.50%
     2001  -12.31%
     2002  -22.45%

 DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 21.17% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.37% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IA                                 -22.45%          -1.03%       8.74%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%       9.33%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            31

HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.40%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.44%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 45
  Year 3                                            $141
  Year 5                                            $246
  Year 10                                           $555

[SIDE NOTE]

SUB-ADVISER

HIMCO

PORTFOLIO MANAGER

Juliet Murphy

-  Investment Officer of HIMCO

-  Manager of the fund since 2003

-  Joined HIMCO in 1997

- Investment professional involved in trading, portfolio management and investment strategy since 1997
[END SIDE NOTE]

32                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

    - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

    - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

    - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            33

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   33.73%
     1994   -1.94%
     1995   13.93%
     1996   12.93%
     1997    0.34%
     1998   13.16%
     1999   39.86%
     2000  -17.10%
     2001  -18.73%
     2002  -17.93%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.16% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.71% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IA                                 -17.93%          -2.63%       4.01%
MSCI AC World Free ex US Index
  (reflects no deductions for fees
  or expenses)                           -14.68%          -2.66%       4.17%

  INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

34                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.72%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.09%
  Total operating expenses                          0.81%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   83
  Year 3                                            $  259
  Year 5                                            $  450
  Year 10                                           $1,002

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Trond Skramstad

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1994

-  Joined Wellington Management in 1993

-  Investment professional since 1990
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            35

HARTFORD INTERNATIONAL STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Stock HLS Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in common stocks. The fund focuses on common stocks and other equity securities of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE-Registered Trademark- Index) that the fund's sub-adviser, Lazard Asset Management LLC ("Lazard"), believes are undervalued based on their earnings, cash flow or asset values.

Lazard attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratios, high yield, unrecognized assets, potential for management change and the potential to improve profitability. Lazard's global investment specialists apply both quantitative and qualitative analysis to securities selection, and focus on individual stock selection rather than on general stock market trends.

In choosing stocks for the fund, Lazard looks for established companies in economically developed countries. The percentage of the fund's assets invested in particular geographic sectors may shift from time to time based on Lazard's judgment.

The fund may engage in forward currency exchange contracts to hedge its portfolio against unfavorable currency movements and to enhance returns.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Lazard's investment strategy significantly influences the fund's performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Additionally, if the fund invests in countries or regions that experience economic downturns, performance could suffer.

If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

36                                                            HARTFORD HLS FUNDS

                                           HARTFORD INTERNATIONAL STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   14.35%
     1996   14.02%
     1997   11.99%
     1998   16.47%
     1999   23.99%
     2000   -9.79%
     2001  -24.17%
     2002   -9.74%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 18.26% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.27% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        SINCE INCEPTION
                                         1 YEAR          5 YEARS       (JANUARY 3, 1995)
Class IA(1)                              -9.74%           -2.27%             3.35%
MSCI EAFE Index (reflects no
  deduction for fees or expenses)        -15.65%          -2.61%            1.23%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 12/31/94.

  INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            37

HARTFORD INTERNATIONAL STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.85%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.12%
  Total operating expenses                          0.97%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   99
  Year 3                                            $  309
  Year 5                                            $  536
  Year 10                                           $1,190

[SIDE NOTE]

SUB-ADVISER

Lazard

PORTFOLIO MANAGERS

Herbert W. Gullquist
(retiring from Lazard effective December 31, 2003)

- Chief Investment Officer and Managing Director, Lazard, Vice Chairman, Lazard Freres

-  Manager of the fund since its inception

John R. Reinsberg

-  Managing Director, Lazard

-  Manager of the fund since its inception

Gabrielle M. Boyle

-  Managing Director, Lazard

-  Manager of the fund since May 2003

Michael A. Bennett

-  Managing Director, Lazard

-  Manager of the fund since May 2003

Michael Powers

-  Director, Lazard

-  Manager of the fund since May 2003
[END SIDE NOTE]

38                                                            HARTFORD HLS FUNDS

                                               HARTFORD LARGECAP GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford LargeCap Growth HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in large cap companies, focusing on the common stocks of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth. The fund defines large capitalization companies as companies with market capitalizations of approximately $5 billion or more. Normally, about 40 to 60 companies will be represented in the fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the fund's assets. The fund's focus on a relatively small number of intensively researched companies is not typical of most equity mutual funds. The fund is designed for those seeking to accumulate capital over time with less volatility than that typically associated with investments in smaller companies.

The fund's sub-adviser, Alliance Capital Management L.P. ("Alliance Capital"), relies heavily upon the fundamental analysis and research of its large internal research staff. The Alliance Capital staff generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies with substantially above average prospective earnings growth that is not fully reflected in current market valuations.

Alliance Capital expects the average market capitalization of companies represented in the fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the S&P 500 Index. As of March 31, 2003, the average market capitalization of companies comprising the S&P 500 Index was $76 billion. The fund's average market capitalization as of such date was $93.8 billion.

Although the fund invests primarily in stocks of United States companies, it may invest up to 20% of its total assets in equity securities of non-U.S. companies. It may also invest up to 20% of its net assets in convertible securities.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.

During market declines, while adding to positions in favored stocks, the fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance Capital seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Board of Directors of Hartford HLS Series Fund II, Inc. has decided to terminate the investment sub-advisory agreement with Alliance Capital Management L.P., the current subadviser to the Hartford LargeCap Growth HLS Fund, and to engage Holland Capital Management L.P. as the new sub-adviser. The agreement with Holland Capital Management L.P. is currently anticipated to take effect on December 19, 2003. Holland Capital Management is a Delaware limited partnership with over $1 billion under management as of December 31, 2003.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization growth companies significantly influences its performance. Large capitalization stocks as a group could fall out of favor with the market causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if Alliance Capital incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If Alliance Capital's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Because the fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either positive or negative, on the fund's net asset value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

HARTFORD HLS FUNDS                                                            39

HARTFORD LARGECAP GROWTH HLS FUND
--------------------------------------------------------------------------------

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   27.22%
     2000  -17.95%
     2001  -14.89%
     2002  -31.04%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 17.41% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.10% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR        (MAY 1, 1998)
Class IA(1)                                   -31.04%          -6.61%
S&P 500 Index (reflects no deduction for
  fees or expenses)                           -22.10%         -3.21%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/98.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

40                                                            HARTFORD HLS FUNDS

                                               HARTFORD LARGECAP GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.
SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.90%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.05%
  Total operating expenses                          0.95%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   97
  Year 3                                            $  303
  Year 5                                            $  526
  Year 10                                           $1,166

[SIDE NOTE]

SUB-ADVISER

Alliance Capital

PORTFOLIO MANAGERS (PRIOR TO DECEMBER 19, 2003)

James G. Reilly

-  Executive Vice President, Alliance Capital

-   17 years of investment experience

-   Manager of the fund since its inception (May 1998)

- Joined Alliance Capital in 1984 and has been a portfolio manager on the U.S. Large Cap team since 1988

Syed J. Hasnain

-  Senior Vice President, Alliance Capital

-   13 years of investment experience

-   Manager of the fund since its inception (May 1998)

- Joined Alliance Capital in 1994 and has been a U.S. large cap portfolio manager and member of the U.S. Large Cap Growth Equity team since that time

PORTFOLIO MANAGERS (EFFECTIVE DECEMBER 19, 2003)

Louis A. Holland

-  Managing Partner and Chief Investment Officer of Holland Capital Management
   L.P.

-   Co-Manager of the fund since December 19, 2003

-   Investment professional for over thirty-five years

Monica L. Walker

-  Partner and Equity Portfolio Manager of Holland Capital Management, L.P.

-   Co-Manager of the fund since December 19, 2003

-   Investment professional for over twenty years
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            41

HARTFORD MIDCAP STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Stock HLS Fund seeks total investment returns, including capital appreciation and income, that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap").

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of medium capitalization companies ("mid cap companies"). Mid cap companies are defined as those that have market values between $200 million and $15 billion.

The fund's sub-adviser, The Dreyfus Corporation ("Dreyfus"), selects common stocks so that, in the aggregate, the investment characteristics and risk profile of the fund are similar to those of the S&P MidCap. However, the fund seeks to invest in stocks that, in the aggregate, will provide a higher return than the S&P MidCap. The fund is not an index fund and its investments are not limited to securities of issuers included in the S&P MidCap.

Dreyfus utilizes computer techniques to track and, if possible, outperform the S&P MidCap. Dreyfus employs valuation models designed to identify common stocks of companies that are believed to have superior return potential in order to construct a portfolio that resembles the S&P MidCap but is weighted toward the stocks that Dreyfus believes are most attractive.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Dreyfus' investment strategy significantly influences the fund's performance. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

42                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MIDCAP STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   10.97%
     2000    8.71%
     2001   -4.17%
     2002  -13.06%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.69% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -16.14% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR        (MAY 1, 1998)
Class IA(1)                                   -13.06%          -0.52%
S&P 400 MidCap Index (reflects no
  deduction for fees or expenses)             -14.49%         4.12%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/98.

  INDEX: The S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity markets. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            43

HARTFORD MIDCAP STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.90%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.07%
  Total operating expenses                          0.97%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   99
  Year 3                                            $  309
  Year 5                                            $  536
  Year 10                                           $1,190

[SIDE NOTE]

SUB-ADVISER

Dreyfus

PORTFOLIO MANAGER

John O'Toole

-  Employed by Dreyfus since 1994 and Mellon Bank, NA since 1979

- Senior Vice President and a portfolio manager for Mellon Equity Associates, an affiliate of Dreyfus

-  Manager of the fund since 1999
[END SIDE NOTE]

44                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks;
(6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its assets in foreign issuers.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

HARTFORD HLS FUNDS                                                            45

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993  2.94%
     1994  3.95%
     1995  5.74%
     1996  5.18%
     1997  5.31%
     1998  5.25%
     1999  4.89%
     2000  6.10%
     2001  3.87%
     2002  1.47%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.30% (4TH QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IA                             1.47%    4.30%    4.46%
60-Day Treasury Bill Index
  (reflects no deduction for fees
  or expenses)                       1.62%    4.19%    4.41%

  INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

  Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

46                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.45%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 50
  Year 3                                            $157
  Year 5                                            $274
  Year 10                                           $616

[SIDE NOTE]

SUB-ADVISER

HIMCO

PORTFOLIO MANAGER

Robert Crusha

-  Vice President of HIMCO

-  Manager of the fund since May 2002

-  Joined HIMCO in 1993

-  Investment professional involved in trading and portfolio management since
   1995
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            47

HARTFORD MULTISECTOR BOND HLS FUND
--------------------------------------------------------------------------------

PROPOSED REORGANIZATION OF THE HARTFORD MULTISECTOR BOND HLS FUND. The Board of Directors of Hartford HLS Series Fund II, Inc. has approved, subject to any required regulatory approval, an Agreement and Plan of Reorganization (the "Plan") to reorganize the Hartford Multisector Bond HLS Fund ("Target Fund") into the Hartford Bond HLS Fund. (The transaction contemplated by the Plan is referred to as a "Reorganization.")

The Reorganization can be consummated only if, among other things, it is approved by shareholders of the Target Fund. A Special Meeting (the "Meeting") of the shareholders of the Target Fund will be held on or about April 20, 2004 and shareholders will be given the opportunity to vote on the Plan.

It is currently anticipated that proxy materials regarding the Reorganization will be distributed to contract owners in March, 2004.

If the Plan for the Target Fund is approved at the Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective on or about April 30, 2004. In the event the shareholders of the Target Fund fail to approve the Plan for the Target Fund, the Target Fund will continue to operate and the Board of Directors may resubmit the Plan for shareholder approval or consider other proposals.

FROM ITS INCEPTION ON JANUARY 3, 1995 UNTIL MARCH 15, 2000, THIS FUND WAS MANAGED BY A DIFFERENT SUB-ADVISER AND WAS NAMED THE FORTIS GLOBAL BOND SERIES. AS THE GLOBAL BOND SERIES, THE FUND INVESTED PRINCIPALLY IN HIGH QUALITY U.S. AND FOREIGN GOVERNMENT AND CORPORATE FIXED INCOME SECURITIES. SINCE MARCH 15, 2000, THE FUND HAS BEEN SUB-ADVISED BY A I M CAPITAL MANAGEMENT, INC. IN THE MANNER DESCRIBED BELOW.

INVESTMENT GOAL. The Hartford Multisector Bond HLS Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, normally, at least 80% of its assets in fixed-rate corporate debt securities and U.S. and foreign government obligations. In complying with this 80% requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest up to 40% of its total assets in securities of foreign governments and companies, including those in emerging markets.

The fund may invest up to 35% of its total assets in non-investment grade corporate bonds (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P, or unrated corporate bonds deemed by the fund's sub-adviser, A I M Capital Management, Inc. ("AIM"), to be of comparable quality). Bonds rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may also invest in preferred stock issues and convertible corporate debt.

AIM focuses on securities that it believes have favorable prospects for current income, consistent with its concern for safety of principal. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer, and diversification in the fund. AIM considers whether to sell a particular security when any one of these factors materially changes. It is anticipated that the average effective duration of the fund will be between four and eight years.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. You could lose money as a result of your investment.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than for bond funds that do not invest in high yield bonds.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in

48                                                            HARTFORD HLS FUNDS

                                              HARTFORD MULTISECTOR BOND HLS FUND
--------------------------------------------------------------------------------

countries with emerging economies or emerging securities markets.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser and sub-adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995  19.14%
     1996   3.32%
     1997   0.14%
     1998  13.49%
     1999  -7.53%
     2000   4.27%
     2001   5.58%
     2002   3.94%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 10.35% (1ST QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -4.87% (1ST QUARTER 1999).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                        SINCE INCEPTION
                                     1 YEAR  5 YEARS   (JANUARY 3, 1995)
Class IA(1)                          3.94%    3.73%          5.03%
Lehman Brothers Aggregate Bond
  Index (reflects no deduction for
  fees or expenses)                  10.26%   7.54%         8.63%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 12/31/94.

  INDEX: The Lehman Brothers Aggregate Bond Index is an unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            49

HARTFORD MULTISECTOR BOND HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.75%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.08%
  Total operating expenses                          0.83%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   85
  Year 3                                            $  265
  Year 5                                            $  460
  Year 10                                           $1,025

[SIDE NOTE]

SUB-ADVISER

AIM

PORTFOLIO MANAGERS

Robert G. Alley
(until December 31, 2003)

-  Senior Portfolio Manager, AIM

-  Mr. Alley has been responsible for the fund since March of 2000

-  Associated with AIM and/or affiliates since 1992

Jan H. Friedli

-  Senior Portfolio Manager, AIM

-  Mr. Friedli has been responsible for the fund since March of 2000

-  Associated with AIM and/or affiliates since 1999

- Global fixed-income portfolio manager for Nicholas-Applegate Capital Management, 1997-1999; international fixed-income trader and analyst for Strong Capital Management, 1994-1997

Carolyn L. Gibbs

-  Senior Portfolio Manager, AIM

-  Ms. Gibbs has been responsible for the fund since March of 2000

-  Associated with AIM and/or affiliates since 1992

Scott W. Johnson

-  Portfolio Manager, AIM

-  Mr. Johnson has been responsible for the fund since December of 2002

-  Associated with AIM and/or affiliates since 1994
[END SIDE NOTE]

50                                                            HARTFORD HLS FUNDS

                                               HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-adviser, Wellington Management, believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            51

HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   29.88%
     1996    7.64%
     1997    1.43%
     1998   21.17%
     1999  109.25%
     2000  -15.08%
     2001  -20.18%
     2002  -28.83%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 60.73% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -29.17% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                      SINCE INCEPTION
                                         1 YEAR          5 YEARS       (MAY 2, 1994)
Class IA(1)                              -28.83%          4.11%            6.32%
Russell 2000 Growth Index (reflects
  no deduction for fees or
  expenses)                              -30.27%          -6.59%         2.02%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/94.

  INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

52                                                            HARTFORD HLS FUNDS

                                               HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.64%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.05%
  Total operating expenses                          0.69%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 70
  Year 3                                            $221
  Year 5                                            $384
  Year 10                                           $859

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo

-  Senior Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

-  Joined Wellington Management as a portfolio manager in 1994

-  Investment professional since 1987

David J. Elliott

-  Vice President of Wellington Management

-  Co-Manager of the fund since April 2001

- Joined Wellington Management as a Senior Systems Analyst in 1995 and has been an investment professional involved in quantitative analysis since 1999
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            53

HARTFORD SMALLCAP VALUE HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Value HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($2.2 billion as of March 31, 2003). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The fund's median market capitalization was $725 million as of March 31, 2003. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund is sub-advised by Janus Capital Management LLC ("Janus"), which has contracted with Perkins, Wolf, McDonnell & Company (the "Manager") to provide day-to-day investment management for the fund. In selecting securities for the fund, the Manager generally looks for companies with:

    - a low price relative to their assets, earnings, cash flow or business franchise;

    -  products and services that give them a competitive advantage; and

    -  quality balance sheets and strong management.

The Manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

The Manager will generally sell a security when it no longer meets the Manager's investment criteria or when it has met the Manager's expectations for appreciation.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The Manager's investment strategy will influence performance significantly. Stocks of small companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Such stocks may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the Manager's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

54                                                            HARTFORD HLS FUNDS

                                                HARTFORD SMALLCAP VALUE HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   15.34%
     2000   27.00%
     2001   21.01%
     2002  -15.17%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.92% (4TH QUARTER 2001) AND THE LOWEST QUARTERLY RETURN WAS -23.31% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                           SINCE INCEPTION
                                              1 YEAR        (MAY 1, 1998)
Class IA(1)                                   -15.17%           7.82%
Russell 2000 Index (reflects no
  deduction for fees or expenses)             -11.42%         1.05%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/98.

  INDEX: The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            55

HARTFORD SMALLCAP VALUE HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.87%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.05%
  Total operating expenses                          0.92%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $   94
  Year 3                                            $  293
  Year 5                                            $  509
  Year 10                                           $1,131

[SIDE NOTE]

SUB-ADVISER

Janus

PORTFOLIO MANAGERS

Janus has contracted with Perkins, Wolf, McDonnell & Company (the "Manager") to provide day-to-day investment management for the fund. The following individuals manage the fund:

Robert H. Perkins

-  President and Director of the Manager

-  Investment manager since 1970 and manager of the fund since its inception

Thomas H. Perkins

-  Investment manager since 1974 and manager of the fund since 1999

-  Joined the Manager in 1998

- Portfolio manager of valuation sensitive growth portfolios for Alliance Capital, 1994-1998
[END SIDE NOTE]

56                                                            HARTFORD HLS FUNDS

                                                         HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top-down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

HARTFORD HLS FUNDS                                                            57

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   14.34%
     1994   -1.80%
     1995   34.10%
     1996   24.37%
     1997   31.38%
     1998   33.47%
     1999   19.78%
     2000   -7.04%
     2001  -12.23%
     2002  -24.25%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.17% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.30% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS         10 YEARS
Class IA                                 -24.25%          -0.24%          9.28%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%          9.33%

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

58                                                            HARTFORD HLS FUNDS

                                                         HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.46%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.03%
  Total operating expenses                          0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 50
  Year 3                                            $157
  Year 5                                            $274
  Year 10                                           $616

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            59

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that the fund's sub-adviser, HIMCO, expects to appreciate in value. The fund tends to focus on maintaining a bond portfolio with an average life between one and ten years.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 250%.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

60                                                            HARTFORD HLS FUNDS

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   9.45%
     1994  -6.44%
     1995  18.78%
     1996   2.21%
     1997   9.08%
     1998   8.87%
     1999  -1.94%
     2000  11.81%
     2001   7.50%
     2002  10.73%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 5.86% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -4.55% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR      5 YEARS  10 YEARS
Class IA(1)                              10.73%       7.28%    6.78%
Lehman Brothers Intermediate
  Government Bond Index (reflects
  no deduction for fees or
  expenses)                              9.63%        7.44%    6.91%

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.

  INDEX: The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            61

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.46%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.03%
  Total operating expenses                          0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 50
  Year 3                                            $157
  Year 5                                            $274
  Year 10                                           $616

[SIDE NOTE]

SUB-ADVISER

HIMCO

PORTFOLIO MANAGERS

Peter P. Perrotti

-  Senior Vice President of HIMCO

-  Manager of the fund since April 2001

-  Joined HIMCO in 1992 and has managed debt securities since that time

-  Investment professional since 1992

Russell M. Regenauer

-  Vice President of HIMCO

-  Assistant portfolio manager of the fund since September 2002

-  Joined HIMCO in 1993

-  Investment professional since 1985
[END SIDE NOTE]

62                                                            HARTFORD HLS FUNDS

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

    -  high fundamental investment value,

    -  strong management team, and

    -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            63

HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1997   25.24%
     1998    9.64%
     1999    8.96%
     2000   18.49%
     2001   -2.55%
     2002  -24.95%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.01% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -18.32% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                               SINCE INCEPTION
                                         1 YEAR       5 YEARS   (MAY 1, 1996)
Class IA(1)                              -24.95%       0.70%        5.68%
Russell 3000 Value Index (reflects
  no deduction for fees or
  expenses)                              -15.19%       1.19%      7.68%(2)

(1)  The fund's shares were re-designated as Class IA shares on April 30, 2002.
(2)  Return is from 4/30/96.

  INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

64                                                            HARTFORD HLS FUNDS

                                           HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.69%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.73%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 75
  Year 3                                            $233
  Year 5                                            $406
  Year 10                                           $906

[SIDE NOTE]

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

The fund has been managed since its inception by Wellington Management using a team specializing in all-cap value investing.
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            65

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund, MidCap Stock HLS Fund and Multisector Bond HLS Fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates as a principal investment strategy. Although not a principal investment strategy, each other fund (except Money Market HLS Fund) may employ these techniques. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

Each fund, except Index HLS Fund, MidCap Stock HLS Fund, Money Market HLS Fund, SmallCap Value HLS Fund and U.S. Government Securities HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy. The Index HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities and not as part of its principal investment strategy. The MidCap Stock HLS Fund and SmallCap Value HLS Fund may invest in securities of foreign issuers and non-dollar securities, but not as part of their principal investment strategy. The U.S. Government Securities HLS Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of

66                                                            HARTFORD HLS FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Capital Opportunities HLS Fund may invest in emerging markets as part of its principal investment strategy. Each other fund, except U.S. Government Securities HLS Fund and Money Market HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except Money Market HLS Fund and U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

HARTFORD HLS FUNDS                                                            67

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Certain funds are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Blue Chip Stock HLS Fund, Bond HLS Fund, High Yield HLS Fund, International Stock HLS Fund, LargeCap Growth HLS Fund, MidCap Stock HLS Fund, Multisector Bond HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

68                                                            HARTFORD HLS FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets as of December 31, 2002. HL Advisors had over $40.1 billion in assets under management, as of December 31, 2002. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Hartford HLS Series Fund II, Inc. has received an exemptive order from the SEC under which it uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

THE INVESTMENT SUB-ADVISERS

BOND HLS FUND, HIGH YIELD HLS FUND, INDEX HLS FUND, MONEY MARKET HLS FUND AND U.S. GOVERNMENT SECURITIES HLS FUND. Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the Bond HLS Fund, High Yield HLS Fund, Index HLS Fund, Money Market HLS Fund and U.S. Government Securities HLS Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $88.5 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MULTISECTOR BOND HLS FUND. A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is the sub-adviser to the Multisector Bond HLS Fund. AIM has acted as an investment adviser since its organization in 1986. As of December 31, 2002, AIM, together with its affiliates, advised or managed approximately $124 billion in assets for over 190 investment portfolios.

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH AND INCOME HLS FUND, GROWTH OPPORTUNITIES HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND, STOCK HLS FUND AND VALUE OPPORTUNITIES HLS FUND. Wellington Management, a Massachusetts limited liability partnership, is the sub-adviser to the Advisers HLS Fund, Capital Appreciation HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund and Value Opportunities HLS Fund. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002 Wellington Management had investment management authority over approximately $303 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

CAPITAL OPPORTUNITIES HLS FUND. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the sub-adviser of the Capital Opportunities HLS Fund. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002.

BLUE CHIP STOCK HLS FUND. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock HLS Fund. T. Rowe Price was founded in 1937 and, together with its affiliates, managed over $140.6 billion for over eight million individual and institutional investor accounts as of December 31, 2002. Some of T. Rowe Price's accounts have investment policies similar to those of the fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

INTERNATIONAL STOCK HLS FUND. Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is the sub-adviser of the International Stock HLS Fund. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company. Lazard Freres provides

HARTFORD HLS FUNDS                                                            69

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

its clients with a wide variety of investment banking, brokerage and related services. Lazard provides investment management services to client discretionary accounts with assets as of December 31, 2002 totaling approximately $55.9 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the fund.

MIDCAP STOCK HLS FUND. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the MidCap Stock HLS Fund. Founded in 1947, Dreyfus manages 202 portfolios with approximately $183 billion in investment company assets, for approximately 1.5 million investor accounts nationwide (as of December 31, 2002). Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $562 billion under management (as of December 31, 2002). Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

SMALLCAP VALUE HLS FUND. Janus Capital Management LLC ("Janus"), 100 Fillmore Street, Denver, Colorado 80206, the sub-adviser of the SmallCap Value HLS Fund, has entered into an agreement with Perkins, Wolf, McDonnell & Company (the "Manager") under which Janus will pay the Manager a fee to provide the day-to-day investment management for the fund. As of December 31, 2002 Janus had investment management authority over approximately $138 billion in assets.

LARGECAP GROWTH HLS FUND. Alliance Capital Management L.P. ("Alliance Capital"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser of the LargeCap Growth HLS Fund. Alliance Capital is a global investment manager supervising client accounts with assets as of December 31, 2002 totaling approximately $386 billion. Alliance Capital's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.
Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of
December 31, 2002, Alliance Capital Management Holding LP ("Alliance Holding") owned approximately 30.7% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange in the form of units ("Alliance Holding Units"). As of December 31, 2002, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and 54.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

The Board of Directors of Hartford HLS Series Fund II, Inc. has decided to terminate the investment sub-advisory agreement with Alliance Capital Management L.P., the current subadviser to the Hartford LargeCap Growth HLS Fund, and to engage Holland Capital Management L.P. as the new sub-adviser. The agreement with Holland Capital Management L.P. is currently anticipated to take effect on December 19, 2003. Holland Capital Management is a Delaware limited partnership with over $1 billion under management as of December 31, 2003.

MANAGEMENT FEES

Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund and Stock HLS Fund each pay a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for purposes of presentation in the table below). Each other fund pays a monthly management fee to HL Advisors for investment advisory and certain administrative services. These fees are based on a stated percentage of the fund's average daily net asset value as follows:

BLUE CHIP STOCK HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $100,000,000                                       0.900%
Amount over $100 Million                                 0.850%

CAPITAL OPPORTUNITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $200,000,000                                       0.900%
Next $300,000,000                                        0.850%
Amount over $500 Million                                 0.800%

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, GLOBAL LEADERS HLS FUND, GROWTH AND

70                                                            HARTFORD HLS FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
INCOME HLS FUND, HIGH YIELD HLS FUND AND INTERNATIONAL OPPORTUNITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.775%
Next $250,000,000                                        0.725%
Next $500,000,000                                        0.675%
Amount over $1 Billion                                   0.625%

GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $100,000,000                                       0.700%
Amount over $100 Million                                 0.600%

INDEX HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
All Assets                                               0.400%

INTERNATIONAL STOCK HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $100,000,000                                       0.850%
Amount over $100 Million                                 0.800%

LARGECAP GROWTH HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $100,000,000                                       0.900%
Next $100,000,000                                        0.850%
Amount over $200 Million                                 0.800%

MIDCAP STOCK HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $100,000,000                                       0.900%
Next $150,000,000                                        0.850%
Amount over $250 Million                                 0.800%

SMALLCAP VALUE HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $50,000,000                                        0.900%
Amount over $50 Million                                  0.850%

BOND HLS FUND AND STOCK HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.525%
Next $250,000,000                                        0.500%
Next $500,000,000                                        0.475%
Amount over $1 Billion                                   0.450%

MULTISECTOR BOND HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $100,000,000                                       0.750%
Amount over $100 Million                                 0.650%

U.S. GOVERNMENT SECURITIES HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $50,000,000                                        0.500%
Amount over $50 Million                                  0.450%

MONEY MARKET HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
All Assets                                               0.450%

For the year ended December 31, 2002, Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund and Stock HLS Fund and each paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below). Each other fund paid management fees to HL Advisors. These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                           ANNUAL RATE
---------                                           -----------
Advisers HLS Fund                                       0.63%
Blue Chip Stock HLS Fund                                0.88%
Bond HLS Fund                                           0.47%
Capital Appreciation HLS Fund                           0.64%
Capital Opportunities HLS Fund                          0.90%
Global Leaders HLS Fund                                 0.74%
Growth and Income HLS Fund                              0.75%
Growth Opportunities HLS Fund                           0.62%
High Yield HLS Fund                                     0.78%
Index HLS Fund                                          0.40%
International Opportunities HLS Fund                    0.72%
International Stock HLS Fund                            0.85%
LargeCap Growth HLS Fund                                0.90%
MidCap Stock HLS Fund                                   0.90%
Money Market HLS Fund                                   0.45%
Multisector Bond HLS Fund                               0.75%
SmallCap Growth HLS Fund                                0.64%
SmallCap Value HLS Fund                                 0.87%
Stock HLS Fund                                          0.46%
U.S. Government Securities HLS Fund                     0.46%
Value Opportunities HLS Fund                            0.69%

HARTFORD HLS FUNDS                                                            71

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

The funds offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Fortis Benefits and First Fortis (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer their shares to certain qualified retirement plans (the "Plans").

Advisers HLS Fund, Bond HLS Fund, Capital Appreciation HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, Index HLS Fund, International Opportunities HLS Fund, Money Market HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund each offer two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. For each of these funds, the two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance. Each other fund in this prospectus offers only Class IA shares.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the funds' Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Except for the Money Market HLS Fund, the funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined under procedures adopted by the applicable Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of

72                                                            HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------
foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market HLS Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except the Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the funds, negatively affect the funds' performance and increase transaction costs for all shareholders, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.

The funds are available for use with many different variable insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of the older variable annuity contracts, Hartford currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

BROKERAGE COMMISSIONS

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the funds.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an

HARTFORD HLS FUNDS                                                            73

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------
investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in the fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

74                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. With respect to the funds that are series of Hartford Series Fund, Inc., the information for the periods ended on or before December 31, 2001 has been audited by Arthur Andersen LLP.* With respect to the funds that are series of Hartford HLS Series Fund II, Inc., the information for the periods ended on or before December 31, 2001 has been audited by KPMG LLP. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD ADVISERS HLS FUND

                                                                                      CLASS IA - PERIOD ENDED:
                                                                    12/31/02    12/31/01     12/31/00     12/31/99     12/31/98
                                                                   ----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(a)                               $23.44       $26.65       $29.65       $29.85       $25.27
Net investment income (loss)(a)                                         0.51         0.64         0.68         0.68         0.61
Net realized and unrealized gain (loss) on investments(a)              (4.10)       (1.85)       (0.88)        2.21         5.46
                                                                   ---------   ----------   ----------   ----------   ----------
Total from investment operations(a)                                    (3.59)       (1.21)       (0.20)        2.89         6.07
Less distributions:
  Dividends from net investment income(a)                              (0.26)       (0.73)       (0.23)       (0.63)       (0.60)
  Distributions from net realized gain on investments(a)                  --        (1.27)       (2.57)       (2.46)       (0.89)
  Distributions from capital(a)                                           --           --           --           --           --
                                                                   ---------   ----------   ----------   ----------   ----------
Total distributions(a)                                                 (0.26)       (2.00)       (2.80)       (3.09)       (1.49)
                                                                   ---------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value(a)                          (3.85)       (3.21)       (3.00)       (0.20)        4.58
Net asset value, end of period(a)                                     $19.59       $23.44       $26.65       $29.65       $29.85
                                                                   ---------   ----------   ----------   ----------   ----------
TOTAL RETURN                                                         (13.79%)      (4.64%)      (0.75%)      10.59%       24.66%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $9,249,397  $11,836,564  $13,430,507  $14,082,895  $11,805,411
Ratio of expenses to average net assets                                0.67%        0.66%        0.66%        0.65%        0.63%
Ratio of net investment income (loss) to average net assets            2.29%        2.51%        2.47%        2.46%        2.40%
Portfolio turnover rate(b)                                               47%          34%          40%          38%          37%

  a Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
  b Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

  * In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in the registration statement for Hartford Series Fund, Inc. of the audited financial statements for the periods ended on or before December 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

HARTFORD HLS FUNDS                                                            75

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD BLUE CHIP STOCK HLS FUND

                                       CLASS IA - PERIOD ENDED:
                           12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                           --------  --------  --------  --------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period       $16.80    $19.63    $21.93    $18.58    $14.76
Net investment income
  (loss)                      0.01        --     (0.02)     0.02      0.05
Net realized and
  unrealized gain (loss)
  on investments             (4.11)    (2.83)    (0.41)     3.65      4.09
                           -------   -------   -------   -------   -------
Total from investment
  operations                 (4.10)    (2.83)    (0.43)     3.67      4.14
Less distributions:
  Dividends from net
    investment income           --        --        --     (0.02)    (0.06)
  Distributions from net
    realized gain on
    investments                 --        --     (1.87)    (0.30)    (0.26)
  Distributions from
    capital                     --        --        --        --        --
                           -------   -------   -------   -------   -------
Total distributions             --        --     (1.87)    (0.32)    (0.32)
                           -------   -------   -------   -------   -------
Net increase (decrease)
  in net asset value         (4.10)    (2.83)    (2.30)     3.35      3.82
Net asset value, end of
  period                    $12.70    $16.80    $19.63    $21.93    $18.58
                           -------   -------   -------   -------   -------
TOTAL RETURN               (24.40%)  (14.41%)   (2.47%)   19.88%    28.07%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $155,333  $239,597  $293,654  $284,229  $182,921
Ratio of expenses to
  average net assets         0.92%     0.92%     0.92%     0.92%     0.94%
Ratio of net investment
  income (loss) to
  average net assets         0.04%    (0.01%)   (0.09%)    0.10%     0.41%
Portfolio turnover
  rate(a)                      37%       47%       52%       40%       34%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD BOND HLS FUND

                                          CLASS IA - PERIOD ENDED:
                            12/31/02    12/31/01    12/31/00   12/31/99  12/31/98
                           ----------  ----------  ----------  --------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period(a)      $11.46      $11.08       $9.94    $10.81    $10.50
Net investment income
  (loss)(a)                     0.56        0.46        0.69      0.62      0.53
Net realized and
  unrealized gain (loss)
  on investments(a)            (0.01)       0.48        0.50     (0.84)     0.32
                           ---------   ---------   ---------   -------   -------
Total from investment
  operations(a)                 0.55        0.94        1.19     (0.22)     0.85
Less distributions:
  Dividends from net
    investment income(a)       (0.05)      (0.56)      (0.05)    (0.58)    (0.54)
  Distributions from net
    realized gain on
    investments(a)             (0.01)         --          --     (0.07)       --
  Distributions from
    capital(a)                    --          --          --        --        --
                           ---------   ---------   ---------   -------   -------
Total distributions(a)         (0.06)      (0.56)      (0.05)    (0.65)    (0.54)
                           ---------   ---------   ---------   -------   -------
Net increase (decrease)
  in net asset value(a)         0.49        0.38        1.14     (0.87)     0.31
Net asset value, end of
  period(a)                   $11.95      $11.46      $11.08     $9.94    $10.81
                           ---------   ---------   ---------   -------   -------
TOTAL RETURN                  10.08%       8.68%      11.99%    (2.02%)    8.15%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $2,145,266  $1,549,698  $1,033,043  $978,861  $902,480
Ratio of expenses to
  average net assets           0.51%       0.51%       0.52%     0.52%     0.50%
Ratio of net investment
  income (loss) to
  average net assets           5.58%       5.87%       6.54%     6.09%     5.86%
Portfolio turnover
  rate(b)                       108%        185%        169%      111%      122%
Current Yield(c)               5.01%       5.74%       6.13%     7.02%     5.92%

  a Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
  b Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  c The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.

76                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND

                                            CLASS IA - PERIOD ENDED:
                            12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
                           ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period(b)      $39.75      $59.26      $60.95      $47.59      $44.10
Net investment income
  (loss)(b)                     0.15        0.21        0.41        0.23        0.25
Net realized and
  unrealized gain (loss)
  on investments(b)            (8.01)      (3.36)       7.57       16.43        5.25
                           ---------   ---------   ---------   ---------   ---------
Total from investment
  operations(b)                (7.86)      (3.15)       7.98       16.66        5.50
Less distributions:
  Dividends from net
    investment income(b)       (0.19)      (0.27)      (0.39)      (0.18)      (0.26)
  Distributions from net
    realized gain on
    investments(b)                --      (16.09)      (9.28)      (3.12)      (1.75)
  Distributions from
    capital(b)                    --          --          --          --          --
                           ---------   ---------   ---------   ---------   ---------
Total distributions(b)         (0.19)     (16.36)      (9.67)      (3.30)      (2.01)
                           ---------   ---------   ---------   ---------   ---------
Net increase (decrease)
  in net asset value(b)        (8.05)     (19.51)      (1.69)      13.36        3.49
Net asset value, end of
  period(b)                   $31.70      $39.75      $59.26      $60.95      $47.59
                           ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                 (19.70%)     (6.94%)     13.22%      37.46%      15.48%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $6,240,859  $8,734,600  $9,581,897  $7,963,003  $5,807,480
Ratio of expenses to
  average net assets           0.69%       0.68%       0.66%       0.66%       0.64%
Ratio of net investment
  income (loss) to
  average net assets           0.64%       0.57%       0.64%       0.46%       0.59%
Portfolio turnover
  rate(a)                        94%         92%        108%         66%         51%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD CAPITAL OPPORTUNITIES HLS FUND

                                        CLASS IA - PERIOD ENDED:
                                                          5/1/00 -
                                     12/31/02  12/31/01  12/31/00(B)
                                     --------  --------  -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                              $7.15     $9.37     $10.61
Net investment income (loss)             --     (0.01)     (0.01)
Net realized and unrealized gain
  (loss) on investments               (2.06)    (2.21)     (1.23)
                                     ------    ------    -------
Total from investment operations      (2.06)    (2.22)     (1.24)
Less distributions:
  Dividends from net investment
    income                               --        --         --
  Distributions from net realized
    gain on investments                  --        --         --
  Distributions from capital             --        --         --
                                     ------    ------    -------
Total distributions                      --        --         --
                                     ------    ------    -------
Net increase (decrease) in net
  asset value                         (2.06)    (2.22)     (1.24)
Net asset value, end of period        $5.09     $7.15      $9.37
                                     ------    ------    -------
TOTAL RETURN                         (28.85%)  (23.63%)  (11.68%)(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                         $16,387   $23,514   $16,162
Ratio of expenses to average net
  assets                              1.05%     1.16%      1.31%(a),(c)
Ratio of net investment income
  (loss) to average net assets        0.04%    (0.19%)    (0.12%)(a),(c)
Portfolio turnover rate(e)             109%      102%        63%

  a  Annualized.
  b For the period May 1, 2000 (commencement of operations) to December 31, 2000. The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000 through May 1, 2000, as the fund's shares were not registered during that period.
  c The fund's previous investment adviser voluntarily undertook to limit annual expenses for the fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (0.19%), respectively.
  d  Not annualized.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HLS FUNDS                                                            77

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND

                                          CLASS IA - PERIOD ENDED:
                                                                      9/30/98-
                           12/31/02  12/31/01  12/31/00  12/31/99    12/31/98(A)
                           --------  --------  --------  --------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period(e)    $14.43    $17.59    $19.13    $12.85         $10.00
Net investment income
  (loss)(e)                   0.13      0.11      0.08      0.03           0.01
Net realized and
  unrealized gain (loss)
  on investments(e)          (2.95)    (3.02)    (1.42)     6.42           3.18
                           -------   -------   -------   -------   ------------
Total from investment
  operations(e)              (2.82)    (2.91)    (1.34)     6.45           3.19
Less distributions:
  Dividends from net
    investment income(e)     (0.11)    (0.08)    (0.09)    (0.03)         (0.02)
  Distributions from net
    realized gain on
    investments(e)              --     (0.17)    (0.11)    (0.14)         (0.32)
  Distributions from
    capital(e)                  --        --        --        --             --
                           -------   -------   -------   -------   ------------
Total distributions(e)       (0.11)    (0.25)    (0.20)    (0.17)         (0.34)
                           -------   -------   -------   -------   ------------
Net increase (decrease)
  in net asset value(e)      (2.93)    (3.16)    (1.54)     6.28           2.85
Net asset value, end of
  period(e)                 $11.50    $14.43    $17.59    $19.13         $12.85
                           -------   -------   -------   -------   ------------
TOTAL RETURN               (19.51%)  (16.58%)   (7.06%)   50.37%         31.88%(b),(d)
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $544,901  $484,661  $572,217  $179,675        $5,761
Ratio of expenses to
  average net assets         0.81%     0.81%     0.81%     0.86%          0.89%(c),(d)
Ratio of net investment
  income (loss) to
  average net assets         1.06%     0.71%     0.63%     0.54%(d)        0.63%(c),(d)
Portfolio turnover
  rate(f)                     324%      363%      367%      207%            48%

  a The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
  b  Not annualized.
  c  Annualized.
  d Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
  e Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD GROWTH AND INCOME HLS FUND

                                          CLASS IA - PERIOD ENDED:
                                                                      5/29/98-
                           12/31/02  12/31/01  12/31/00  12/31/99    12/31/98(A)
                           --------  --------  --------  --------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period(f)    $11.72    $13.26    $14.32    $11.86         $10.00
Net investment income
  (loss)(f)                   0.05      0.06      0.05      0.04           0.05
Net realized and
  unrealized gain (loss)
  on investments(f)          (2.97)    (1.10)    (0.85)     2.55           1.85
                           -------   -------   -------   -------   ------------
Total from investment
  operations(f)              (2.92)    (1.04)    (0.80)     2.59           1.90
Less distributions:
  Dividends from net
    investment income(f)        --        --     (0.05)    (0.04)         (0.04)
  Distributions from net
    realized gain on
    investments(f)              --     (0.50)    (0.21)    (0.09)            --
  Distributions from
    capital(f)                  --        --        --        --             --
                           -------   -------   -------   -------   ------------
Total distributions(f)          --     (0.50)    (0.26)    (0.13)         (0.04)
                           -------   -------   -------   -------   ------------
Net increase (decrease)
  in net asset value(f)      (2.92)    (1.54)    (1.06)     2.46           1.86
Net asset value, end of
  period(f)                  $8.80    $11.72    $13.26    $14.32         $11.86
                           -------   -------   -------   -------   ------------
TOTAL RETURN               (24.65%)   (8.02%)   (5.64%)   21.82%         19.05%(b),(d)
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $460,807  $416,013  $379,905  $201,857       $25,312
Ratio of expenses to
  average net assets         0.79%     0.79%     0.79%     0.82%          0.28%(c),(d)
Ratio of net investment
  income (loss) to
  average net assets         0.65%     0.54%     0.41%     0.63%          1.42%(c),(d)
Portfolio turnover
  rate(e)                      92%       85%       73%       54%            30%

  a The fund was declared effective by the Securities and Exchange Commission on May 29, 1998.
  b  Not annualized.
  c  Annualized.
  d Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  f Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

78                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND

                                         CLASS IA - PERIOD ENDED:
                           12/31/02  12/31/01   12/31/00    12/31/99   12/31/98
                           --------  --------  ----------  ----------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period       $22.66    $40.66      $45.14      $41.09    $36.64
Net investment income
  (loss)                     (0.03)       --       (0.03)      (0.05)     0.09
Net realized and
  unrealized gain (loss)
  on investments             (6.23)    (9.21)       2.99       17.42      6.40
                           -------   -------   ---------   ---------   -------
Total from investment
  operations                 (6.26)    (9.21)       2.96       17.37      6.49
Less distributions:
  Dividends from net
    investment income           --        --          --       (0.09)    (0.13)
  Distributions from net
    realized gain on
    investments                 --     (8.79)      (7.44)     (13.23)    (1.91)
  Distributions from
    capital                     --        --          --          --        --
                           -------   -------   ---------   ---------   -------
Total distributions             --     (8.79)      (7.44)     (13.32)    (2.04)
                           -------   -------   ---------   ---------   -------
Net increase (decrease)
  in net asset value         (6.26)   (18.00)      (4.48)       4.05      4.45
Net asset value, end of
  period                    $16.40    $22.66      $40.66      $45.14    $41.09
                           -------   -------   ---------   ---------   -------
TOTAL RETURN               (27.65%)  (22.85%)      3.99%      55.17%    19.01%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $478,045  $755,068  $1,063,005  $1,044,728  $762,354
Ratio of expenses to
  average net assets         0.66%     0.65%       0.64%       0.66%     0.65%
Ratio of net investment
  income (loss) to
  average net assets        (0.16%)   (0.01%)     (0.08%)     (0.18%)    0.21%
Portfolio turnover
  rate(a)                     189%      228%        120%        175%      106%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HIGH YIELD HLS FUND

                                          CLASS IA - PERIOD ENDED:
                                                                      9/30/98-
                           12/31/02  12/31/01  12/31/00  12/31/99    12/31/98(A)
                           --------  --------  --------  --------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period(g)     $9.64     $9.39   $10.05    $10.17          $10.00
Net investment income
  (loss)(g)                   0.63      0.78     0.78      0.60            0.19
Net realized and
  unrealized gain (loss)
  on investments(g)          (1.73)    (0.52)   (0.68)    (0.13)           0.17
                           -------   -------   ------    ------    ------------
Total from investment
  operations(g)              (1.10)     0.26     0.10      0.47            0.36
Less distributions:
  Dividends from net
    investment income(g)     (0.05)    (0.01)   (0.76)    (0.59)          (0.19)
  Distributions from net
    realized gain on
    investments(g)              --        --       --        --              --
  Distributions from
    capital(g)                  --        --       --        --              --
                           -------   -------   ------    ------    ------------
Total distributions(g)       (0.05)    (0.01)   (0.76)    (0.59)          (0.19)
                           -------   -------   ------    ------    ------------
Net increase (decrease)
  in net asset value(g)      (1.15)     0.25    (0.66)    (0.12)           0.17
Net asset value, end of
  period(g)                  $8.49     $9.64    $9.39    $10.05          $10.17
                           -------   -------   ------    ------    ------------
TOTAL RETURN                (6.89%)    2.69%    1.03%     4.70%           3.59%(b),(d)
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $200,017  $127,044  $66,104   $52,731        $14,482
Ratio of expenses to
  average net assets         0.82%     0.81%    0.81%     0.72%           0.35%(c),(d)
Ratio of net investment
  income (loss) to
  average net assets         9.33%     9.70%    9.15%     8.36%           8.04%(c),(d)
Portfolio turnover
  rate(f)                      60%       63%      69%       47%             15%
Current Yield(e)             9.18%    10.89%   10.75%     9.65%           8.90%

  a The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.
  b  Not annualized.
  c  Annualized.
  d Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.
  e The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD HLS FUNDS                                                            79

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND

                                            CLASS IA - PERIOD ENDED:
                            12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
                           ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period(b)      $31.81      $37.25      $41.89      $35.70      $28.78
Net investment income
  (loss)(b)                     0.32        0.31        0.30        0.34        0.32
Net realized and
  unrealized gain (loss)
  on investments(b)            (8.29)      (4.87)      (4.24)       6.85        7.59
                           ---------   ---------   ---------   ---------   ---------
Total from investment
  operations(b)                (7.97)      (4.56)      (3.94)       7.19        7.91
Less distributions:
  Dividends from net
    investment income(b)       (0.28)      (0.29)      (0.31)      (0.40)      (0.27)
  Distributions from net
    realized gain on
    investments(b)             (0.10)      (0.59)      (0.39)      (0.60)      (0.72)
  Distributions from
    capital(b)                    --          --          --          --          --
                           ---------   ---------   ---------   ---------   ---------
Total distributions(b)         (0.38)      (0.88)      (0.70)      (1.00)      (0.99)
                           ---------   ---------   ---------   ---------   ---------
Net increase (decrease)
  in net asset value(b)        (8.35)      (5.44)      (4.64)       6.19        6.92
Net asset value, end of
  period(b)                   $23.46      $31.81      $37.25      $41.89      $35.70
                           ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                 (22.45%)    (12.31%)     (9.50%)     20.49%      28.06%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $1,553,260  $1,976,361  $2,387,000  $2,581,436  $1,846,117
Ratio of expenses to
  average net assets           0.44%       0.43%       0.43%       0.43%       0.40%
Ratio of net investment
  income (loss) to
  average net assets           1.18%       0.91%       0.75%       0.95%       1.21%
Portfolio turnover
  rate(a)                        15%          5%          7%          3%          5%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

                                          CLASS IA - PERIOD ENDED:
                           12/31/02  12/31/01   12/31/00    12/31/99    12/31/98
                           --------  --------  ----------  ----------  ----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period(b)     $9.53    $13.64      $18.76      $13.55      $12.94
Net investment income
  (loss)(b)                   0.17      0.12        0.18        0.19        0.21
Net realized and
  unrealized gain (loss)
  on investments(b)          (1.94)    (2.61)      (3.14)       5.20        1.47
                           -------   -------   ---------   ---------   ---------
Total from investment
  operations(b)              (1.77)    (2.49)      (2.96)       5.39        1.68
Less distributions:
  Dividends from net
    investment income(b)     (0.10)    (0.01)      (0.23)      (0.18)      (0.19)
  Distributions from net
    realized gain on
    investments(b)              --     (1.61)      (1.93)         --       (0.88)
  Distributions from
    capital(b)                  --        --          --          --          --
                           -------   -------   ---------   ---------   ---------
Total distributions(b)       (0.10)    (1.62)      (2.16)      (0.18)      (1.07)
                           -------   -------   ---------   ---------   ---------
Net increase (decrease)
  in net asset value(b)      (1.87)    (4.11)      (5.12)       5.21        0.61
Net asset value, end of
  period(b)                  $7.66     $9.53      $13.64      $18.76      $13.55
                           -------   -------   ---------   ---------   ---------
TOTAL RETURN               (17.93%)  (18.73%)    (17.10%)     39.86%      13.16%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $646,903  $941,934  $1,326,609  $1,574,836  $1,196,694
Ratio of expenses to
  average net assets         0.81%     0.81%       0.78%       0.78%       0.77%
Ratio of net investment
  income (loss) to
  average net assets         1.23%     1.10%       1.16%       1.20%       1.51%
Portfolio turnover
  rate(a)                     161%      144%        159%        133%        157%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

80                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD INTERNATIONAL STOCK HLS FUND

                                       CLASS IA - PERIOD ENDED:
                           12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                           --------  --------  --------  --------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period      $10.43     $15.07    $17.94    $14.48    $13.36
Net investment income
  (loss)                     0.17       0.11      0.06      0.18      0.15
Net realized and
  unrealized gain (loss)
  on investments            (1.18)     (3.62)    (1.78)     3.30      2.03
                           ------    -------   -------   -------   -------
Total from investment
  operations                (1.01)     (3.51)    (1.72)     3.48      2.18
Less distributions:
  Dividends from net
    investment income       (0.09)        --     (0.47)    (0.01)    (0.26)
  Distributions from net
    realized gain on
    investments                --      (1.13)    (0.68)    (0.01)    (0.80)
  Distributions from
    capital                    --         --        --        --        --
                           ------    -------   -------   -------   -------
Total distributions         (0.09)     (1.13)    (1.15)    (0.02)    (1.06)
                           ------    -------   -------   -------   -------
Net increase (decrease)
  in net asset value        (1.10)     (4.64)    (2.87)     3.46      1.12
Net asset value, end of
  period                    $9.33     $10.43    $15.07    $17.94    $14.48
                           ------    -------   -------   -------   -------
TOTAL RETURN               (9.74%)   (24.17%)   (9.79%)   23.99%    16.47%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $81,352   $105,313  $149,229  $143,969  $103,056
Ratio of expenses to
  average net assets        0.97%      0.94%     0.93%     0.94%     0.94%
Ratio of net investment
  income (loss) to
  average net assets        1.53%      0.89%     0.85%     1.26%     1.20%
Portfolio turnover
  rate(a)                     53%        58%       44%       29%       44%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD LARGECAP GROWTH HLS FUND

                                          CLASS IA - PERIOD ENDED:
                                                                      5/1/98 -
                           12/31/02  12/31/01  12/31/00  12/31/99    12/31/98(B)
                           --------  --------  --------  --------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period      $10.09    $11.86    $15.05    $12.04          $10.16
Net investment income
  (loss)                    (0.02)    (0.01)    (0.03)    (0.01)             --
Net realized and
  unrealized gain (loss)
  on investments            (3.11)    (1.76)    (2.59)     3.28            1.88
                           ------    ------    ------    ------    ------------
Total from investment
  operations                (3.13)    (1.77)    (2.62)     3.27            1.88
Less distributions:
  Dividends from net
    investment income          --        --        --        --              --
  Distributions from net
    realized gain on
    investments                --        --     (0.57)    (0.26)             --
  Distributions from
    capital                    --        --        --        --              --
                           ------    ------    ------    ------    ------------
Total distributions            --        --     (0.57)    (0.26)             --
                           ------    ------    ------    ------    ------------
Net increase (decrease)
  in net asset value        (3.13)    (1.77)    (3.19)     3.01            1.88
Net asset value, end of
  period                    $6.96    $10.09    $11.86    $15.05          $12.04
                           ------    ------    ------    ------    ------------
TOTAL RETURN               (31.04%)  (14.89%)  (17.95%)  27.22%          18.61%(d)
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $51,944   $86,475   $98,814   $87,061        $19,121
Ratio of expenses to
  average net assets        0.95%     0.95%     0.96%     0.97%           1.25%(a),(c)
Ratio of net investment
  income (loss) to
  average net assets       (0.19%)   (0.11%)   (0.27%)   (0.09%)          0.03%(a),(c)
Portfolio turnover
  rate(e)                     44%       77%       68%       50%             36%

  a  Annualized.
  b For the period May 1, 1998 (commencement of operations) to December 31, 1998. The fund's inception was March 25, 1998, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998 through May 1, 1998, as the fund's shares were not registered during that period.
  c The fund's previous investment adviser voluntarily undertook to limit annual expenses for the fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and 0.01%, respectively.
  d  Not annualized.
  e Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HLS FUNDS                                                            81

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD MIDCAP STOCK HLS FUND

                                          CLASS IA - PERIOD ENDED:
                                                                      5/1/98 -
                           12/31/02  12/31/01  12/31/00  12/31/99    12/31/98(B)
                           --------  --------  --------  --------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period       $9.85    $10.31    $10.68     $9.64           $9.94
Net investment income
  (loss)                     0.02      0.01      0.02      0.01            0.02
Net realized and
  unrealized gain (loss)
  on investments            (1.30)    (0.44)     0.93      1.04           (0.30)
                           ------    ------    ------    ------    ------------
Total from investment
  operations                (1.28)    (0.43)     0.95      1.05           (0.28)
Less distributions:
  Dividends from net
    investment income          --     (0.01)    (0.02)    (0.01)          (0.02)
  Distributions from net
    realized gain on
    investments                --     (0.02)    (1.30)       --              --
  Distributions from
    capital                    --        --        --        --              --
                           ------    ------    ------    ------    ------------
Total distributions            --     (0.03)    (1.32)    (0.01)          (0.02)
                           ------    ------    ------    ------    ------------
Net increase (decrease)
  in net asset value        (1.28)    (0.46)    (0.37)     1.04           (0.30)
Net asset value, end of
  period                    $8.57     $9.85    $10.31    $10.68           $9.64
                           ------    ------    ------    ------    ------------
TOTAL RETURN               (13.06%)  (4.17%)    8.71%    10.97%          (2.89%)(e)
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $43,251   $46,758   $37,767   $24,800        $12,995
Ratio of expenses to
  average net assets        0.97%     1.02%     1.05%     1.18%           1.25%(a),(c)
Ratio of net investment
  income (loss) to
  average net assets        0.16%     0.07%     0.18%     0.15%           0.19%(a),(c)
Portfolio turnover
  rate(d)                     77%       79%      123%       73%             66%

  a  Annualized.
  b For the period May 1, 1998 (commencement of operations) to December 31, 1998. The fund's inception was March 25, 1998, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998 through May 1, 1998, as the fund's shares were not registered during that period.
  c The fund's previous investment adviser voluntarily undertook to limit annual expenses for the fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and 0.04%, respectively.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  e  Not annualized.

HARTFORD MONEY MARKET HLS FUND

                                           CLASS IA - PERIOD ENDED:
                            12/31/02    12/31/01    12/31/00    12/31/99   12/31/98
                           ----------  ----------  ----------  ----------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period          $1.00       $1.00       $1.00       $1.00     $1.00
Net investment income
  (loss)                        0.01        0.04        0.06        0.07      0.05
Net realized and
  unrealized gain (loss)
  on investments                  --          --          --          --        --
                           ---------   ---------   ---------   ---------   -------
Total from investment
  operations                    0.01        0.04        0.06        0.07      0.05
Less distributions:
  Dividends from net
    investment income          (0.01)      (0.04)      (0.06)      (0.07)    (0.05)
  Distributions from net
    realized gain on
    investments                   --          --          --          --        --
  Return of capital               --          --          --          --        --
                           ---------   ---------   ---------   ---------   -------
Total from distributions       (0.01)      (0.04)      (0.06)      (0.07)    (0.05)
                           ---------   ---------   ---------   ---------   -------
Net increase (decrease)
  in net asset value              --          --          --          --        --
Net asset value, end of
  period                       $1.00       $1.00       $1.00       $1.00     $1.00
                           ---------   ---------   ---------   ---------   -------
TOTAL RETURN                   1.47%       3.87%       6.10%       4.89%     5.25%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $2,319,456  $1,867,520  $1,242,275  $1,257,436  $872,486
Ratio of expenses to
  average net assets           0.49%       0.48%       0.48%       0.47%     0.45%
Ratio of net investment
  income (loss) to
  average net assets           1.43%       3.58%       5.91%       4.81%     5.12%
Current Yield(a)               1.00%       1.80%       6.20%       5.34%     4.79%
Effective Yield(a)             1.01%       1.82%       6.39%       5.49%     4.90%

  a The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

82                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD MULTISECTOR BOND HLS FUND

                                             CLASS IA - PERIOD ENDED:
                           12/31/02  12/31/01    12/31/00(A)     12/31/99     12/31/98
                           --------  --------  ---------------  -----------  -----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period      $11.09    $10.50            $10.26       $11.56       $10.65
Net investment income
  (loss)                     0.67      0.66              0.65         0.57         0.30
Net realized and
  unrealized gain (loss)
  on investments            (0.26)    (0.07)            (0.21)       (1.44)        1.13
                           ------    ------    --------------   ----------   ----------
Total from investment
  operations                 0.41      0.59              0.44        (0.87)        1.43
Less distributions:
  Dividends from net
    investment income       (0.65)       --             (0.20)       (0.35)       (0.19)
  Distributions from net
    realized gain on
    investments                --        --                --        (0.08)       (0.33)
  Distributions from
    capital                    --        --                --           --           --
                           ------    ------    --------------   ----------   ----------
Total distributions         (0.65)       --             (0.20)       (0.43)       (0.52)
                           ------    ------    --------------   ----------   ----------
Net increase (decrease)
  in net asset value        (0.24)     0.59              0.24        (1.30)        0.91
Net asset value, end of
  period                   $10.85    $11.09            $10.50       $10.26       $11.56
                           ------    ------    --------------   ----------   ----------
TOTAL RETURN                3.94%     5.58%             4.27%       (7.53%)      13.49%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $28,254   $30,648          $23,300      $24,926      $24,659
Ratio of expenses to
  average net assets        0.83%     0.86%             0.94%        0.90%        0.88%
Ratio of net investment
  income (loss) to
  average net assets        5.23%     6.54%             6.22%        3.83%        4.19%
Portfolio turnover
  rate(b)                    100%       73%              284%         194%         190%

  a On March 15, 2000, the fund, formerly known as Fortis Global Bond Series, changed its investment objective in conjunction with a change in sub-adviser. As Fortis Global Bond Series, the fund invested principally in high quality U.S. and foreign government and corporate fixed income securities. The new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt, including investment and non-investment grade bonds. The fund's sub-adviser changed from Mercury Asset Management International, Ltd. to A I M Capital Management, Inc. on March 15, 2000.
  b Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD SMALLCAP GROWTH HLS FUND

                                       CLASS IA - PERIOD ENDED:
                           12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                           --------  --------  --------  --------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period       $16.44    $23.73    $33.79    $16.70    $13.81
Net investment income
  (loss)                     (0.02)       --        --     (0.04)     0.01
Net realized and
  unrealized gain (loss)
  on investments             (4.72)    (4.91)    (3.06)    17.86      2.91
                           -------   -------   -------   -------   -------
Total from investment
  operations                 (4.74)    (4.91)    (3.06)    17.82      2.92
Less distributions:
  Dividends from net
    investment income           --        --        --     (0.01)    (0.03)
  Distributions from net
    realized gain on
    investments                 --     (2.38)    (7.00)    (0.72)       --
  Distributions from
    capital                     --        --        --        --        --
                           -------   -------   -------   -------   -------
Total distributions             --     (2.38)    (7.00)    (0.73)    (0.03)
                           -------   -------   -------   -------   -------
Net increase (decrease)
  in net asset value         (4.74)    (7.29)   (10.06)    17.09      2.89
Net asset value, end of
  period                    $11.70    $16.44    $23.73    $33.79    $16.70
                           -------   -------   -------   -------   -------
TOTAL RETURN               (28.83%)  (20.18%)  (15.08%)  109.25%    21.17%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $184,062  $272,272  $352,615  $333,158  $149,860
Ratio of expenses to
  average net assets         0.69%     0.68%     0.66%     0.72%     0.72%
Ratio of net investment
  income (loss) to
  average net assets        (0.18%)   (0.02%)    0.01%    (0.22%)    0.06%
Portfolio turnover
  rate(a)                      99%      164%      160%      264%      135%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HLS FUNDS                                                            83

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD SMALLCAP VALUE HLS FUND

                                          CLASS IA - PERIOD ENDED:
                                                                      5/1/98 -
                           12/31/02  12/31/01  12/31/00  12/31/99    12/31/98(C)
                           --------  --------  --------  --------  ---------------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period      $14.20     $11.74   $10.20     $9.28            $9.96
Net investment income
  (loss)                     0.07       0.13     0.17      0.12             0.07
Net realized and
  unrealized gain (loss)
  on investments            (1.93)      2.33     2.54      1.27            (0.62)
                           ------    -------   ------    ------    -------------
Total from investment
  operations                (1.86)      2.46     2.71      1.39            (0.55)
Less distributions:
  Dividends from net
    investment income       (0.10)        --    (0.17)    (0.11)           (0.07)
  Distributions from net
    realized gain on
    investments             (1.36)        --    (1.00)    (0.36)           (0.06)
  Distributions from
    capital                    --         --       --        --               --
                           ------    -------   ------    ------    -------------
Total distributions         (1.46)        --    (1.17)    (0.47)           (0.13)
                           ------    -------   ------    ------    -------------
Net increase (decrease)
  in net asset value        (3.32)      2.46     1.54      0.92            (0.68)
Net asset value, end of
  period                   $10.88     $14.20   $11.74    $10.20            $9.28
                           ------    -------   ------    ------    -------------
TOTAL RETURN               (15.17%)   21.01%   27.00%    15.34%           (5.48%)(b)
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $85,029   $108,672  $58,027   $39,171         $16,503
Ratio of expenses to
  average net assets        0.92%      0.96%    1.03%     1.04%            1.24%(a)
Ratio of net investment
  income (loss) to
  average net assets        0.60%      1.19%    1.71%     1.57%            1.56%(a)
Portfolio turnover
  rate(d)                     44%        49%      90%       68%              57%

  a  Annualized.
  b  Not annualized.
  c For the period May 1, 1998 (commencement of operations) to December 31, 1998. The fund's inception was March 25, 1998, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998 through May 1, 1998, as the fund's shares were not registered during that period.
  d Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD STOCK HLS FUND

                                            CLASS IA - PERIOD ENDED:
                            12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
                           ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period(b)      $47.36      $58.80      $71.47      $65.62      $51.23
Net investment income
  (loss)(b)                     0.43        0.41        0.39        0.50        0.51
Net realized and
  unrealized gain (loss)
  on investments(b)           (11.94)      (7.42)      (5.00)      11.43       16.22
                           ---------   ---------   ---------   ---------   ---------
Total from investment
  operations(b)               (11.51)      (7.01)      (4.61)      11.93       16.73
Less distributions:
  Dividends from net
    investment income(b)       (0.39)      (0.38)      (0.41)      (0.49)      (0.50)
  Distributions from net
    realized gain on
    investments(b)                --       (4.05)      (7.65)      (5.59)      (1.84)
  Distributions from
    capital(b)                    --          --          --          --          --
                           ---------   ---------   ---------   ---------   ---------
Total distributions(b)         (0.39)      (4.43)      (8.06)      (6.08)      (2.34)
                           ---------   ---------   ---------   ---------   ---------
Net increase (decrease)
  in net asset value(b)       (11.90)     (11.44)     (12.67)       0.59       14.39
Net asset value, end of
  period(b)                   $35.46      $47.36      $58.80      $71.47      $65.62
                           ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                 (24.25%)    (12.23%)     (7.04%)     19.78%      33.47%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $5,094,276  $7,834,643  $9,590,018  $9,400,385  $7,183,046
Ratio of expenses to
  average net assets           0.49%       0.49%       0.48%       0.48%       0.46%
Ratio of net investment
  income (loss) to
  average net assets           0.97%       0.80%       0.64%       0.80%       0.95%
Portfolio turnover
  rate(a)                        44%         39%         40%         39%         27%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
  b Per share amounts have been restated to reflect a reverse stock split for Class IA shares effective November 22, 2002.

84                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

                                       CLASS IA - PERIOD ENDED:
                           12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                           --------  --------  --------  --------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period       $10.79    $10.59    $10.13    $10.93    $10.68
Net investment income
  (loss)                      0.22      0.50      0.70      0.63      0.60
Net realized and
  unrealized gain (loss)
  on investments              0.89      0.28      0.46     (0.84)     0.34
                           -------   -------   -------   -------   -------
Total from investment
  operations                  1.11      0.78      1.16     (0.21)     0.94
Less distributions:
  Dividends from net
    investment income        (0.54)    (0.58)    (0.70)    (0.59)    (0.69)
  Distributions from net
    realized gain on
    investments                 --        --        --        --        --
  Distributions from
    capital                     --        --        --        --        --
                           -------   -------   -------   -------   -------
Total distributions          (0.54)    (0.58)    (0.70)    (0.59)    (0.69)
                           -------   -------   -------   -------   -------
Net increase (decrease)
  in net asset value          0.57      0.20      0.46     (0.80)     0.25
Net asset value, end of
  period                    $11.36    $10.79    $10.59    $10.13    $10.93
                           -------   -------   -------   -------   -------
TOTAL RETURN                10.73%     7.50%    11.81%    (1.94%)    8.87%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $590,626  $174,333  $141,415  $138,658  $152,672
Ratio of expenses to
  average net assets         0.49%     0.51%     0.52%     0.52%     0.51%
Ratio of net investment
  income (loss) to
  average net assets         3.47%     5.55%     6.28%     5.64%     5.53%
Portfolio turnover
  rate(a)                     283%      155%      128%       97%      114%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD VALUE OPPORTUNITIES HLS FUND

                                       CLASS IA - PERIOD ENDED:
                           12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                           --------  --------  --------  --------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period      $14.83     $17.38    $15.65   $14.38    $13.42
Net investment income
  (loss)                     0.07       0.08      0.14     0.13      0.16
Net realized and
  unrealized gain (loss)
  on investments            (3.68)     (0.48)     2.68     1.15      1.13
                           ------    -------   -------   ------    ------
Total from investment
  operations                (3.61)     (0.40)     2.82     1.28      1.29
Less distributions:
  Dividends from net
    investment income       (0.09)     (0.11)    (0.13)      --     (0.16)
  Distributions from net
    realized gain on
    investments             (0.27)     (2.04)    (0.96)   (0.01)    (0.17)
  Distributions from
    capital                    --         --        --       --        --
                           ------    -------   -------   ------    ------
Total distributions         (0.36)     (2.15)    (1.09)   (0.01)    (0.33)
                           ------    -------   -------   ------    ------
Net increase (decrease)
  in net asset value        (3.97)     (2.55)     1.73     1.27      0.96
Net asset value, end of
  period                   $10.86     $14.83    $17.38   $15.65    $14.38
                           ------    -------   -------   ------    ------
TOTAL RETURN               (24.95%)   (2.55%)   18.49%    8.96%     9.64%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $88,793   $130,567  $111,590  $94,583   $87,604
Ratio of expenses to
  average net assets        0.73%      0.73%     0.76%    0.78%     0.76%
Ratio of net investment
  income (loss) to
  average net assets        0.60%      0.68%     0.87%    0.85%     1.26%
Portfolio turnover
  rate(a)                     67%       147%      171%     211%      332%

  a Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

HARTFORD HLS FUNDS                                                            85

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (herein called "we, our, and us")

          THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

86                                                            HARTFORD HLS FUNDS

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance
Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

HARTFORD HLS FUNDS                                                            87
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                                                            FOR MORE INFORMATION
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Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2002 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                             811-08629
Hartford HLS Series Fund II, Inc.                                      811-04615
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                             HARTFORD EQUITY INCOME
                                    HLS FUND


                                     CLASS IA SHARES

                                     PROSPECTUS

                                     OCTOBER 31, 2003

                                     As Supplemented December 15, 2003



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                     HARTFORD EQUITY INCOME HLS FUND
                                     C/O INDIVIDUAL ANNUITY SERVICES
                                     P.O. BOX 5085
                                     HARTFORD, CT 06102-5085

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
CONTENTS                                                                                  PAGE
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
Introduction.                       Introduction                                             2

A summary of the fund's goal,       Hartford Equity Income HLS Fund                          3
principal strategies, main risks,
performance and fees.

Description of other                Investment strategies and investment matters             6
investment strategies and
investment risks.

Investment manager and              Management of the fund                                   9
management fee information.

Further information on the fund.    Further information on the fund                         10
                                    Purchase and redemption of fund shares                  10
                                    Determination of net asset value                        10
                                    Dividends and distributions                             11
                                    Right to reject or restrict purchase and
                                     exchange orders                                        11
                                    Federal income taxes                                    11
                                    Brokerage commissions                                   11
                                    Variable contract owner voting rights                   11
                                    Plan participant voting rights                          12
                                    Performance related information                         12
                                    Distributor, Custodian and Transfer Agent               12
                                    Financial highlights                                    13
                                    Privacy policy                                          14
                                    For more information                            back cover

                                        1
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INTRODUCTION

The Hartford Equity Income HLS Fund (the "fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies. The fund is part of Hartford HLS Funds (the "Hartford HLS Funds"), which is a family of mutual funds. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the fund as one of the investment options offered in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund as an option under their plans. The fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

The fund is an investment portfolio of Hartford Series Fund, Inc., a Maryland corporation, and is registered as an open-end management investment company. The fund is a diversified fund. Information about the fund can be found on the pages following this introduction.

The investment manager to the fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the fund is provided by Wellington Management Company, LLP ("Wellington Management"). Information regarding HL Advisors and Wellington Management is included under "Management of the Fund" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a retail mutual fund that has a name and investment objective and strategies similar to the fund. This fund does not duplicate that retail mutual fund and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

                                        2
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                                                 HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below average price-to-earnings ratios. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

                                        3
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PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

                                        4
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YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                        CLASS IA
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
      of offering price                                           Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                          0.83%
   Distribution and service (12b-1) fees                                    None
   Other expenses(1)                                                        0.15%
   Total operating expenses                                                 0.98%

(1)  Estimated.
EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        CLASS IA
EXPENSES
   (with or without redemption)
   Year 1                                                               $     99
   Year 3                                                               $    311

[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MANAGEMENT

The fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing.

John R. Ryan

-  Senior Vice President and Managing Partner of Wellington Management

-  Led the team since the fund's inception (October 31, 2003)

-  Joined Wellington Management in 1981

-  Investment professional since 1981

                                        5
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INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which the fund may invest as part of its principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the fund may invest, but not as part of its principal investment strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in the fund entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, the fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to the fund's primary strategy, permit the fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers and non-dollar securities as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the

                                        6
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fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

The fund may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The fund may invest in securities of small capitalization companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for the fund and therefore could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

                                        7
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NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

The fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by the fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

                                        8
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                                                          MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to the fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-adviser described below. In addition, Hartford Life provides administrative services to the fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $207.8 billion in assets as of June 30, 2003. HL Advisors had over $44.7 billion in assets under management as of June 30, 2003. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

THE INVESTMENT SUB-ADVISER

Wellington Management Company, LLP is the investment sub-adviser to the fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of June 30, 2003 Wellington Management had investment management authority over approximately $337 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

MANAGEMENT FEES

The fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

EQUITY INCOME HLS FUND

NET ASSET VALUE                                                      ANNUAL RATE
---------------                                                      -----------
First $250,000,000                                                      0.825%
Next $250,000,000                                                       0.775%
Next $500,000,000                                                       0.725%
Amount Over $1 Billion                                                  0.675%

Because the fund did not commence operations until October 31, 2003, information is not available regarding fees paid by the fund to HL Advisors and Hartford Life.
                                        9
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FURTHER INFORMATION ON THE FUND

PURCHASE AND REDEMPTION OF FUND SHARES

The fund offers each class of its shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The fund also offers each class of its shares to certain qualified retirement plans (the "Plans"). The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The fund offers two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. Both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of the fund are offered as an investment option for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the fund are offered as an investment option for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which the fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the fund. To the extent that such classes of investors are invested in the fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The fund currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the fund's Board of Directors will monitor the fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the fund or substitute shares of another fund for the fund. This, in turn, could cause the fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for the fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. The fund uses market prices in valuing portfolio securities, but may use fair value estimates, as determined under procedures adopted by the Board of Directors, if reliable market prices are not available. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current

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market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments of the fund that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

The fund may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when the fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by the fund's Board of Directors from time to time. The current policy for the fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the fund, negatively affect the fund's performance and increase transaction costs for all shareholders, the fund reserves the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.

The fund is available for use with many different variable insurance policies, variable annuity products and funding agreements, and it is offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of the older variable annuity contracts, Hartford currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.

FEDERAL INCOME TAXES

For federal income tax purposes, the fund is treated as a separate taxpayer. The fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, the fund generally is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in the fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the fund, see "Taxes" in the SAI.

BROKERAGE COMMISSIONS

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of funds in the fund complex.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the

Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of the fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The fund may advertise performance related information. Performance information about the fund is based on the fund's past performance only and is no indication of future performance.

The fund may include its total return in advertisements or other sales material. When the fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The fund is offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the fund should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the fund's performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the fund's assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

                                                            FINANCIAL HIGHLIGHTS

Because the fund did not commence operations until October 31, 2003, no financial information is available for the fund.

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)    management;
b)    use; and
c)    protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)    service your TRANSACTIONS with us; and
b)    support our business functions.

We may obtain PERSONAL INFORMATION from:
a)    YOU;
b)    your TRANSACTIONS with us; and
c)    third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)    your name;
b)    your address;
c)    your income;
d)    your payment; or
e)    your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)    our insurance companies;
b)    our employee agents;
c)    our brokerage firms; and
d)    our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)    market our products; or
b)    market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)    independent agents;
b)    brokerage firms;
c)    insurance companies;
d)    administrators; and
e)    service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)    taking surveys;
b)    marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)    "opt-out;" or
b)    "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)    your proper written authorization; or
b)    as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)    underwriting policies;
b)    paying claims;
c)    developing new products; or
d)    advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)    the confidentiality; and
b)    the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)    secured files;
b)    user authentication;
c)    encryption;
d)    firewall technology; and
e)    the use of detection software.

We are responsible for and must:
a)    identify information to be protected;
b)    provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)    credit history;
b)    income;
c)    financial benefits; or
d)    policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)    your medical records; or
b)    information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)    PERSONAL FINANCIAL INFORMATION; and
b)    PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)    your APPLICATION;
b)    your request for us to pay a claim; and
c)    your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)    asking about;
b)    applying for; or
c)    obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

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

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the fund will be contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year, as well as the auditor's report. Because the fund did not commence operations until October 31, 2003, the fund has not yet delivered an annual or semi-annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the SEC and is incorporated by reference into (which means it is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for the fund and/or the SAI or for shareholder inquiries or other information about the fund, please contact the fund at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

www.sec.gov
(on the EDGAR database on the SEC's internet site)

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

Hartford Series Fund, Inc.                                             811-08629

                             HARTFORD EQUITY INCOME
                                    HLS FUND


                                     CLASS IB SHARES

                                     PROSPECTUS

                                     OCTOBER 31, 2003

                                     AS SUPPLEMENTED DECEMBER 15, 2003

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     HARTFORD EQUITY INCOME HLS FUND
                                     C/O INDIVIDUAL ANNUITY SERVICES
                                     P.O. BOX 5085
                                     HARTFORD, CT 06102-5085

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS                                                                                     PAGE
-------------------------------------------------------------------------------------------------
Introduction.            Introduction                                                           2

A summary of the         Hartford Equity Income HLS Fund                                        3
fund's goals,
principal
strategies, main
risks, performance
and fees.

Description of other     Investment strategies and investment matters                           6
investment
strategies and
investment risks.

Investment manager       Management of the fund                                                 9
and management fee
information.

Further information      Further information on the fund                                       10
on the fund.             Purchase and redemption of fund shares                                10
                         Distribution plan                                                     10
                         Determination of net asset value                                      11
                         Dividends and distributions                                           11
                         Right to reject or restrict purchase and exchange orders              12
                         Federal income taxes                                                  12
                         Brokerage commissions                                                 12
                         Variable contract owner voting rights                                 12
                         Plan participant voting rights                                        12
                         Performance related information                                       12
                         Distributor, Custodian and Transfer Agent                             13
                         Financial highlights                                                  14
                         Privacy policy                                                        16
                         For more information                                          back cover

INTRODUCTION

Hartford Equity Income HLS Fund (the "fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies. The fund is part of Hartford HLS Funds (the "Hartford HLS Funds"), which is a family of mutual funds. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the fund as one of the investment options offered in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the fund as an option under their plans. The fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

The fund is an investment portfolio of Hartford Series Fund, Inc., a Maryland corporation, and is registered as an open-end management investment company. The fund is a diversified fund. Information about the fund can be found on the pages following this introduction.

The investment manager to the fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the fund is provided by Wellington Management Company, LLP ("Wellington Management"). Information regarding HL Advisors and Wellington Management is included under "Management of the Fund" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a retail mutual fund that has a name and investment objective and strategies similar to the fund. This fund does not duplicate that retail mutual fund and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

                                                 HARTFORD EQUITY INCOME HLS FUND

INVESTMENT GOAL. The Hartford Equity Income HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $3 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of companies with market capitalizations above $3 billion and estimated below average price-to-earnings ratios. Fundamental analysis involves the assessment of company-specific factors such as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key securities selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $3 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                        CLASS IB
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) as a percentage
     of offering price                                            Not applicable
   Maximum deferred sales charge (load)                           Not applicable
   Exchange fees                                                            None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                                          0.83%
   Distribution and service (12b-1) fees                                    0.25%
   Other expenses(1)                                                        0.15%
   Total operating expenses                                                 1.23%

(1)  Estimated.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        CLASS IB
EXPENSES
   (with or without redemption)
   Year 1                                                               $    125
   Year 3                                                               $    389

[SIDENOTE]

SUB-ADVISER

Wellington Management


PORTFOLIO MAMANGEMENT

The fund is managed by Wellington Management using a team of analysts led by John R. Ryan that specialize in value oriented investing.

John R. Ryan

-  Senior Vice President and Managing Partner of Wellington Management

-  Led the team since the fund's inception (October 31, 2003)

-  Joined Wellington Management in 1981

-  Investment professional since 1981

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which the fund may invest as part of its principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the fund may invest, but not as part of its principal investment strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in the fund entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, the fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to the fund's primary strategy, permit the fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the fund's portfolio investments. Hedging techniques may not always be available to the fund, and it may not always be feasible for the fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to the fund or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers and non-dollar securities as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

The fund may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

The fund may invest in securities of small capitalization companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The fund may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for the fund and therefore could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

The fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. The fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by the fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

                                                          MANAGEMENT OF THE FUND

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to the fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-adviser described below. In addition, Hartford Life provides administrative services to the fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $207.8 billion in assets as of June 30, 2003. HL Advisors had over $44.7 billion in assets under management as of June 30, 2003. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

THE INVESTMENT SUB-ADVISER

Wellington Management Company, LLP is the investment sub-adviser to the fund.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of June 30, 2003 Wellington Management had investment management authority over approximately $337 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

MANAGEMENT FEES

The fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

EQUITY INCOME HLS FUND

NET ASSET VALUE                                ANNUAL RATE
---------------                                -----------
First $250,000,000                                0.825%
Next $250,000,000                                 0.775%
Next $500,000,000                                 0.725%
Amount Over $1 Billion                            0.675%

Because the fund did not commence operations until October 31, 2003, information is not available regarding fees paid by the fund to HL Advisors and Hartford Life.

FURTHER INFORMATION ON THE FUND

PURCHASE AND REDEMPTION OF FUND SHARES

The fund offers each class of its shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The fund also offers each class of its shares to certain qualified retirement plans (the "Plans"). The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The fund offers two different classes of shares -- Class IA and Class IB. Class IB shares are offered by this prospectus. Class IA shares are offered by a separate prospectus. Both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of the fund are offered as an investment option for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the fund are offered as an investment option for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the funds at net asset value without sales or redemption charges.

For each day on which the fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the fund. To the extent that such classes of investors are invested in the fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The fund currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the fund's Board of Directors will monitor the fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the fund or substitute shares of another fund for the fund. This, in turn, could cause the fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN

The fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Pursuant to the Distribution Plan, the fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The fund's Board of Directors will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports for prospective contract owners of variable insurance products with respect to the Class IB shares of the fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the fund; (c) holding seminars and sales meetings designed to promote the distribution of fund Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding fund investment objectives and policies and other information about the fund, including the performance of the fund; (e) training sales personnel regarding the Class IB shares of the fund; (f) compensation to financial intermediaries and third-party broker-dealers; and (g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the fund. Because the fees paid by the fund under the Distribution Plan are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for the fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. The fund uses market prices in valuing portfolio securities, but may use fair value estimates, as determined under procedures adopted by the Board of Directors, if reliable market prices are not available. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by the fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments of the fund that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

The fund may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of the fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by the fund's Board of Directors from time to time. The current policy for the fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the fund, negatively affect the fund's performance and increase transaction costs for all shareholders, the fund reserves the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.

The fund is available for use with many different variable insurance policies, variable annuity products and funding agreements, and it is offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of the older variable annuity contracts, Hartford currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.

FEDERAL INCOME TAXES

For federal income tax purposes, the fund is treated as a separate taxpayer. The fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, the fund generally is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in the fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the fund, see "Taxes" in the SAI.

BROKERAGE COMMISSIONS

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of funds in the fund complex.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of the fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The fund may advertise performance related information. Performance information about the fund is based on the fund's past performance only and is no indication of future performance.

The fund may include its total return in advertisements or other sales material. When the fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The fund is offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the fund should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the fund's performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc.,
200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

State Street Bank and Trust Company,
225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the fund's assets.

Hartford Investor Services Company, LLC,
200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

FINANCIAL HIGHLIGHTS

Because the fund did not commence operations until October 31, 2003, no financial information is available for the fund.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                         PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                        (herein called "we, our, and us")

           THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
d)   asking about;
e)   applying for; or
f)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                                            FOR MORE INFORMATION

Two documents are available that offer further information on the fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the fund will be contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year, as well as the auditor's report. Because the fund did not commence operations until October 31, 2003, the fund has not yet delivered an annual or semi-annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI has been filed with the SEC and is incorporated by reference into (which means it is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for the fund and/or the SAI or for shareholder inquiries or other information about the fund, please contact the fund at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

www.sec.gov
(on the EDGAR database on the SEC's internet site)

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

Hartford Series Fund, Inc.                                             811-08629

                             HARTFORD MONEY MARKET
                                    HLS FUND

                         CLASS IA SHARES
                         PROSPECTUS
                         MAY 1, 2003
                    AS SUPPLEMENTED DECEMBER 15, 2003

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              HARTFORD MONEY MARKET HLS FUND
                              C/O INDIVIDUAL ANNUITY SERVICES
                              P.O. BOX 5085
                              HARTFORD, CT 06102-5085

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                    INTRODUCTION
------------------------------------------------------------

Hartford Money Market HLS Fund (the "fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies. The fund is a part of Hartford HLS Funds (the "Hartford HLS Funds"), which is a family of mutual funds. Owners of variable annuity contracts and variable life insurance contracts may choose the fund as one of the investment options offered in the accompanying variable insurance product prospectus. In addition, participants in certain qualified retirement plans may choose the fund as an investment option under their plan.

The fund offers two classes of shares: Class IA shares and Class IB shares. Only Class IA shares of the fund are being offered in this prospectus. The Class IB shares are offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than the Class IA shares, which are not subject to Rule 12b-1 distribution fees.

The fund is an investment portfolio of Hartford Series Fund, Inc., a Maryland corporation, and is registered as an open-end management investment company. The fund is a diversified fund. Information about the fund can be found on the pages following this introduction.

The investment manager to the fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the fund is provided by Hartford Investment Management Company ("HIMCO-Registered Trademark-") as investment sub-adviser. Information regarding HL Advisors and HIMCO is included under "Management of the Fund" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a retail mutual fund that has a name and investment objectives and strategies similar to the fund. The fund does not duplicate this retail mutual fund and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

CONTENTS                                                                    PAGE
------------------------------------------------------------

A summary of the fund's goals,          Hartford Money Market HLS Fund                                2
principal strategies, main risks,
performance and fees.

Description of other investment         Investment strategies and investment matters                  5
strategies and investment risks.

Investment manager and management       Management of the fund                                        6
fee information.

Further information on the              Further information on the fund                               7
fund.                                   Purchase and redemption of fund shares                        7
                                        Determination of net asset value                              7
                                        Dividends                                                     7
                                        Right to reject or restrict purchase and exchange             8
                                        orders
                                        Federal income taxes                                          8
                                        Variable contract owner voting rights                         8
                                        Plan participant voting rights                                8
                                        Performance related information                               8
                                        Distributor, Custodian and Transfer Agent                     9
                                        Financial highlights                                         10
                                        Privacy policy                                               11
                                        For more information                                 back cover

HARTFORD HLS FUNDS                                                             1

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks;
(6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its assets in foreign issuers.

The fund purchases securities that HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities. Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. Income risk is the potential for a decline in the fund's income due to falling interest rates. Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheaval and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

2                                                             HARTFORD HLS FUNDS

                                                  HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  2.94%
1994  3.95%
1995  5.74%
1996  5.18%
1997  5.31%
1998  5.25%
1999  4.89%
2000  6.10%
2001  3.87%
2002  1.47%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.57% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.30% (4TH QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IA                               1.47%   4.30%    4.46%
60-Day Treasury Bill Index
  (reflects no deduction for fees
  and expenses)                        1.62%   4.19%    4.41%

INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

HARTFORD HLS FUNDS                                                             3

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IA
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.45%
  Distribution and service (12b-1) fees             None
  Other expenses                                    0.04%
  Total operating expenses                          0.49%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IA
  (with or without redemption)

  Year 1                                            $ 50
  Year 3                                            $157
  Year 5                                            $274
  Year 10                                           $616

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Robert Crusha

-  Vice President of HIMCO

-  Manager of the fund since May 2002

-  Joined HIMCO in 1993

-  Investment professional involved in trading and portfolio management since
   1995
[END SIDE NOTE]

4                                                             HARTFORD HLS FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in the fund entails special additional risks as a result of its ability to invest a substantial portion of its assets in foreign investments.

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers involve significant risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

TERMS USED IN THIS PROSPECTUS

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

HARTFORD HLS FUNDS                                                             5

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to the fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-adviser described below. In addition, Hartford Life serves as the administrator of the fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services
Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets, as of December 31, 2002. HL Advisors had over $40.1 billion in assets under management as of December 31, 2002. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, CT 06089.

THE INVESTMENT SUB-ADVISER

Hartford Investment Management Company ("HIMCO-Registered Trademark-") is the investment sub-adviser to the fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, insurance companies and other institutional accounts. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority with respect to approximately $88.5 billion of assets for various clients. HIMCO is principally located at 55 Farmington Avenue, Hartford, CT 06105.

MANAGEMENT FEE

For the year ended December 31, 2002, the investment management fee and administration fee paid by the fund in the aggregate was 0.45% of net assets. This fee included all investment management and administration fees paid to HL Advisors and Hartford Life, respectively.

6                                                             HARTFORD HLS FUNDS

                                                 FURTHER INFORMATION ON THE FUND
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

The fund offers each class of its shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The fund also offers each class of its shares to certain qualified retirement plans (the "Plans"). The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The fund offers two different classes of shares -- Class IA and Class IB.
Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. Both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the Securities and Exchange Commission ("SEC") as investment companies. When shares of the fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the fund at net asset value without sales or redemption charges.

For each day on which the fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the fund. To the extent that such classes of investors are invested in the fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The fund currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the fund or substitute shares of another fund for the fund. This, in turn, could cause the fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for the fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. The assets of the fund are valued at their amortized cost, which approximates market value.

DIVIDENDS

The fund currently declares dividends on a daily basis and pays them monthly.

Such dividends are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

HARTFORD HLS FUNDS                                                             7

FURTHER INFORMATION ON THE FUND
--------------------------------------------------------------------------------

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the fund, negatively affect the fund's performance and increase transaction costs for all shareholders, the fund reserves the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.

The fund is available for use with many different variable insurance policies, variable annuity products and funding agreements, and it is offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of the older variable annuity contracts, Hartford currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.

FEDERAL INCOME TAXES

For federal income tax purposes, the fund is treated as a separate taxpayer from other funds. The fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, the fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the fund, see "Taxes" in the fund's Statement of Additional Information.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Matters that affect only one class of shares of the fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The fund may advertise performance related information. Performance information is based on the fund's past performance only and is no indication of future performance.

The fund may include its total return in advertisements or other sales material. Generally, when a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The fund may also advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

8                                                             HARTFORD HLS FUNDS

                                                 FURTHER INFORMATION ON THE FUND
--------------------------------------------------------------------------------

The fund is offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the fund should not be compared directly with performance information of other insurance products or retirement plans without taking into account insurance-related charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the fund's performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian of the fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

HARTFORD HLS FUNDS                                                             9

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate at which an investor in Class IA shares would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before December 31, 2001, has been audited by Arthur Andersen LLP.* These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD MONEY MARKET HLS FUND

                                              CLASS IA - PERIOD ENDED:
                            12/31/02     12/31/01     12/31/00     12/31/99     12/31/98
                           -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00
Net investment income
  (loss)                         0.01         0.04         0.06         0.07         0.05
Net realized and
  unrealized gain (loss)
  on investments                   --           --           --           --           --
                           ----------   ----------   ----------   ----------   ----------
Total from investment
  operations                     0.01         0.04         0.06         0.07         0.05
Less distributions:
  Dividends from net
    investment income           (0.01)       (0.04)       (0.06)       (0.07)       (0.05)
  Distributions from net
    realized gain on
    investments                    --           --           --           --           --
  Return of capital                --           --           --           --           --
                           ----------   ----------   ----------   ----------   ----------
Total distributions             (0.01)       (0.04)       (0.06)       (0.07)       (0.05)
                           ----------   ----------   ----------   ----------   ----------
Net increase (decrease)
  in net asset value               --           --           --           --           --
Net asset value, end of
  period                        $1.00        $1.00        $1.00        $1.00        $1.00
                           ----------   ----------   ----------   ----------   ----------
TOTAL RETURN                    1.47%        3.87%        6.10%        4.89%        5.25%
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)           $2,319,456   $1,867,520   $1,242,275   $1,257,436     $872,486
Ratio of expenses to
  average net assets            0.49%        0.48%        0.48%        0.47%        0.45%
Ratio of net investment
  income (loss) to
  average net assets            1.43%        3.58%        5.91%        4.81%        5.12%
Current Yield(a)                1.00%        1.80%        6.20%        5.34%        4.79%
Effective Yield(a)              1.01%        1.82%        6.39%        5.49%        4.90%

(a) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

  * In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in the registration statement for Hartford Series Fund, Inc. of the audited financial statements for the periods ended on or before December 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

10                                                            HARTFORD HLS FUNDS

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (herein called "we, our, and us")

          THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

HARTFORD HLS FUNDS                                                            11

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance
Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

12                                                            HARTFORD HLS FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information on the fund is contained in the financial statements and portfolio holdings in the annual and semiannual reports. You will find the auditor's report in the fund's annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2002 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for the fund and/or the SAI or for other information about the fund, please contact the fund at:

BY MAIL:

Hartford Money Market HLS Fund
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

Hartford Series Fund, Inc.                                             811-08629

                             HARTFORD MONEY MARKET
                                    HLS FUND

                         CLASS IB SHARES
                         PROSPECTUS
                         MAY 1, 2003
                    AS SUPPLEMENTED DECEMBER 15, 2003

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              HARTFORD MONEY MARKET HLS FUND
                              C/O INDIVIDUAL ANNUITY SERVICES
                              P.O. BOX 5085
                              HARTFORD, CT 06102-5085

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                    INTRODUCTION
------------------------------------------------------------

Hartford Money Market HLS Fund (the "fund") serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies. The fund is a part of Hartford HLS Funds (the "Hartford HLS Funds"), which is a family of mutual funds. Owners of variable annuity contracts and variable life insurance contracts may choose the fund as one of the investment options offered in the accompanying variable insurance product prospectus. In addition, participants in certain qualified retirement plans may choose the fund as an investment option under their plan.

The fund offers two classes of shares: Class IA shares and Class IB shares. Only Class IB shares of the fund are being offered in this prospectus. The Class IA shares are offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than the Class IA shares, which are not subject to Rule 12b-1 distribution fees.

The fund is an investment portfolio of Hartford Series Fund, Inc., a Maryland corporation, and is registered as an open-end management investment company. The fund is a diversified fund. Information about the fund can be found on the pages following this introduction.

The investment manager to the fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the fund is provided by Hartford Investment Management Company ("HIMCO-Registered Trademark-") as investment sub-adviser. Information regarding HL Advisors and HIMCO is included under "Management of the Fund" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a retail mutual fund that has a name and investment objectives and strategies similar to the fund. The fund does not duplicate this retail mutual fund and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the fund, be sure to read all risk disclosures carefully before investing.

CONTENTS                                                                               PAGE
-----------------------------------------------------------------------------------------------

A summary of the fund's goals, principal  Hartford Money Market HLS Fund                      2
strategies, main risks, performance and
fees.

Description of other investment           Investment strategies and investment                5
strategies and investment risks.          matters

Investment manager and management fee     Management of the fund                              6
information.

Further information on the                Further information on the fund                     7
fund.                                     Purchase and redemption of fund shares              7
                                          Distribution plan                                   7
                                          Determination of net asset value                    8
                                          Dividends                                           8
                                          Right to reject or restrict purchase and            8
                                          exchange orders
                                          Federal income taxes                                8
                                          Variable contract owner voting rights               9
                                          Plan participant voting rights                      9
                                          Performance related information                     9
                                          Distributor, Custodian and Transfer                 9
                                          Agent
                                          Financial highlights                               10
                                          Privacy policy                                     12
                                          For more information                       back cover

HARTFORD HLS FUNDS                                                             1

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks;
(6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its assets in foreign issuers.

The fund purchases securities that HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities. Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. Income risk is the potential for a decline in the fund's income due to falling interest rates. Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheaval and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

2                                                             HARTFORD HLS FUNDS

                                                  HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad based market index. Although the fund commenced operations on June 30, 1980, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  2.68%
1994  3.71%
1995  5.47%
1996  4.92%
1997  5.07%
1998  5.05%
1999  4.71%
2000  5.91%
2001  3.68%
2002  1.24%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.52% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.24%
 (4TH QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IB(1)                            1.24%   4.10%    4.23%
60-day Treasury Bill Index
  (reflects no deduction for fees
  or expenses)                         1.62%   4.19%    4.41%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

HARTFORD HLS FUNDS                                                             3

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.45%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 76
  Year 3                                            $237
  Year 5                                            $411
  Year 10                                           $918

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Robert Crusha

-  Vice President of HIMCO

-  Manager of the fund since May 2002

-  Joined HIMCO in 1993

-  Investment professional involved in trading and portfolio management since
   1995
[END SIDE NOTE]

4                                                             HARTFORD HLS FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The different types of securities, investments, and investment techniques used by the fund all have attendant risks of varying degrees. For example, with respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in the fund entails special additional risks as a result of its ability to invest a substantial portion of its assets in foreign investments.

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers involve significant risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of the fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal.

TERMS USED IN THIS PROSPECTUS

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the fund's Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

HARTFORD HLS FUNDS                                                             5

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to the fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-adviser described below. In addition, Hartford Life serves as the administrator of the fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services
Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets, as of December 31, 2002. HL Advisors had over $40.1 billion in assets under management as of December 31, 2002. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, CT 06089.

THE INVESTMENT SUB-ADVISER

Hartford Investment Management Company ("HIMCO-Registered Trademark-") is the investment sub-adviser to the fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, insurance companies and other institutional accounts. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority with respect to approximately $88.5 billion of assets for various clients. HIMCO is principally located at 55 Farmington Avenue, Hartford, CT 06105.

MANAGEMENT FEE

For the year ended December 31, 2002, the investment management fee and administration fee paid by the fund in the aggregate was 0.45% of net assets. This fee included all investment management and administration fees paid to HL Advisors and Hartford Life, respectively.

6                                                             HARTFORD HLS FUNDS

                                                 FURTHER INFORMATION ON THE FUND
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

The fund offers each class of its shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The fund also offers each class of its shares to certain qualified retirement plans (the "Plans"). The fund may also serve as an underlying investment option for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The fund offers two different classes of shares -- Class IA and Class IB.
Class IB shares are offered by this prospectus. Class IA shares are offered by a separate prospectus. Both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the Securities and Exchange Commission ("SEC") as investment companies. When shares of the fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of the fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the fund are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the fund at net asset value without sales or redemption charges.

For each day on which the fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to the fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the fund. To the extent that such classes of investors are invested in the fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could he disadvantaged. The fund currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the fund or substitute shares of another fund for the fund. This, in turn, could cause the fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN

The fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares (the "Distribution Plan"). Pursuant to the Distribution Plan, the fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

HARTFORD HLS FUNDS                                                             7

FURTHER INFORMATION ON THE FUND
--------------------------------------------------------------------------------

The Distribution Plan provides that the fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, the fund is authorized to make payments monthly to the Distributor, which may be used to pay or reimburse entities, including insurance company affiliates of the adviser, providing distribution and shareholder servicing with respect to Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Directors will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports for prospective contract owners of variable insurance products with respect to the Class IB shares of the fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the fund; (c) holding seminars and sales meetings designed to promote the distribution of fund Class IB shares;
(d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding fund investment objectives and policies and other information about the fund, including the performance of the fund;
(e) training sales personnel regarding the Class IB shares of the fund;
(f) compensation to financial intermediaries and third-party broker-dealers; and
(g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

Rule 12b-l fees have the effect of increasing operating expenses of the fund. Because the fees paid by the fund under the Distribution Plan are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for the fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. The assets of the fund are valued at their amortized cost, which approximates market value.

DIVIDENDS

The fund currently declares dividends on a daily basis and pays them monthly.

Such dividends are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the fund, negatively affect the fund's performance and increase transaction costs for all shareholders, the fund reserves the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.

The fund is available for use with many different variable insurance policies, variable annuity products and funding agreements, and it is offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of the older variable annuity contracts, Hartford currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.

FEDERAL INCOME TAXES

For federal income tax purposes, the fund is treated as a separate taxpayer from other funds. The fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, the fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, the

8                                                             HARTFORD HLS FUNDS

                                                 FURTHER INFORMATION ON THE FUND
--------------------------------------------------------------------------------
fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the fund, see "Taxes" in the fund's Statement of Additional Information.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Matters that affect only one class of shares of the fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The fund may advertise performance related information. Performance information is based on the fund's past performance only and is no indication of future performance.

The fund may include its total return in advertisements or other sales material. Generally, when a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The fund may also advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The fund is offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the fund should not be compared directly with performance information of other insurance products or retirement plans without taking into account insurance-related charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the fund's performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the fund.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian of the fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury CT 06089, serves as Transfer and Dividend Disbursing Agent for the fund.

HARTFORD HLS FUNDS                                                             9

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the fund's Class IB shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate at which an investor in Class IB shares would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended
December 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before December 31, 2001, has been audited by Arthur Andersen LLP.* These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD MONEY MARKET HLS FUND

                                        CLASS IB - PERIOD ENDED:
                                                                                 4/1/98-
                            12/31/02     12/31/01     12/31/00     12/31/99    12/31/98(A)
                           -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value,
  beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00
Net investment income
  (loss)                         0.01         0.04         0.06         0.07         0.04
Net realized and
  unrealized gain (loss)
  on investments                   --           --           --           --           --
                           ----------   ----------   ----------   ----------   ----------
Total from investment
  operations                     0.01         0.04         0.06         0.07         0.04
Less distributions:
  Dividends from net
    investment income           (0.01)       (0.04)       (0.06)       (0.07)       (0.04)
  Distributions from net
    realized gain on
    investments                    --           --           --           --           --
  Return of capital                --           --           --           --           --
                           ----------   ----------   ----------   ----------   ----------
Total from distributions        (0.01)       (0.04)       (0.06)       (0.07)       (0.04)
                           ----------   ----------   ----------   ----------   ----------
Net increase (decrease)
  in net asset value               --           --           --           --           --
Net asset value, end of
  period                        $1.00        $1.00        $1.00        $1.00        $1.00
                           ----------   ----------   ----------   ----------   ----------
TOTAL RETURN                    1.24%        3.68%        5.91%        4.71%        3.76%(b)
RATIOS AND SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in thousands)             $261,914     $152,129      $36,270       $8,804       $2,179
Ratio of expenses to
  average net assets          0.72%(f)     0.66%(d)     0.66%(d)     0.65%(d)   0.64%(c,d)
Ratio of net investment
  income (loss) to
  average net assets            1.20%        3.40%        5.73%        4.63%      4.81%(c)
Current Yield(e)                0.75%        1.62%        6.01%        5.16%        4.61%
Effective Yield(e)              0.76%        1.64%        6.20%        5.30%        4.71%

(a)  Class IB shares were first offered April 1, 1998.
(b)  Not annualized.
(c)  Annualized.
(d) During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
(e) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account of Plan level which, if included, would decrease the yield. These figures have not been audited.
(f) Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

  * In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in the registration statement for Hartford Series Fund, Inc. of the audited financial statements for the periods ended on or before December 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

10                                                            HARTFORD HLS FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (herein called "we, our, and us")

          THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

12                                                            HARTFORD HLS FUNDS

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance
Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

HARTFORD HLS FUNDS                                                            13

FOR MORE INFORMATION
------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information on the fund is contained in the financial statements and portfolio holdings in the annual and semiannual reports. You will find the auditor's report in the fund's annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2002 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for the fund and/or the SAI or for other information about the fund, please contact the fund at:

BY MAIL:

Hartford Money Market HLS Fund
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:

Hartford Series Fund, Inc.                                             811-08629

                               HARTFORD HLS FUNDS

                         CLASS IB SHARES
                         PROSPECTUS
                         MAY 1, 2003
                         AS SUPPLEMENTED DECEMBER 15, 2003

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADVISERS HLS FUND

BOND HLS FUND

CAPITAL APPRECIATION HLS FUND

DIVIDEND AND GROWTH HLS FUND

INTERNATIONAL OPPORTUNITIES HLS FUND

MONEY MARKET HLS FUND

SMALL COMPANY HLS FUND

STOCK HLS FUND

                              HARTFORD HLS FUNDS
                              C/O INDIVIDUAL ANNUITY SERVICES
                              P.O. BOX 5085
                              HARTFORD, CT 06102-5085

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                    INTRODUCTION
--------------------------------------------------------------------------------

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/ reward profile. Each fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Each fund is an investment portfolio of Hartford Series Fund, Inc.

Each fund is a diversified fund. Information on each fund, including risk factors for investing in the funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO-Registered Trademark-"). Information regarding HL Advisors, Wellington Management and HIMCO is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD HLS FUNDS                                                             1

CONTENTS                                                                                          PAGE
------------------------------------------------------------------------------------------------------
A summary of each fund's                 Hartford Advisers HLS Fund                                  3
goals, principal strategies, main        Hartford Bond HLS Fund                                      6
risks, performance and fees.             Hartford Capital Appreciation HLS Fund                      9
                                         Hartford Dividend and Growth HLS Fund                      12
                                         Hartford International Opportunities HLS Fund              15
                                         Hartford Money Market HLS Fund                             18
                                         Hartford Small Company HLS Fund                            21
                                         Hartford Stock HLS Fund                                    24

Description of other investment          Investment strategies and investment matters               27
strategies and investment risks.

Investment manager and management        Management of the funds                                    30
fee information.

Further information on the               Further information on the funds                           31
funds.                                   Purchase and redemption of fund shares                     31
                                         Distribution plan                                          31
                                         Determination of net asset value                           32
                                         Dividends and distributions                                32
                                         Right to reject or restrict purchase and exchange
                                         orders                                                     33
                                         Federal income taxes                                       33
                                         Brokerage commissions                                      33
                                         Variable contract owner voting rights                      33
                                         Plan participant voting rights                             33
                                         Performance related information                            34
                                         Distributor, Custodian and Transfer Agent                  34
                                         Financial highlights                                       35
                                         Privacy policy                                             40
                                         For more information                               back cover

2                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

    -  stocks,

    -  debt securities, and

    -  money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

HARTFORD HLS FUNDS                                                             3

HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 31, 1983, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   11.97%
1994   -2.98%
1995   28.02%
1996   16.30%
1997   24.20%
1998   24.39%
1999   10.39%
2000   -0.92%
2001   -4.81%
2002  -13.99%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.85% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.91% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                                  -13.99%           2.18%    8.39%
S&P 500 Index (reflects no
  deduction for fees or expenses)            -22.10%          -0.58%    9.33%
Lehman Brothers Government/Credit
  Bond Index (reflects no deduction
  for fees or expenses)                       11.04%           7.62%    7.61%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

4                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.63%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.92%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   94
  Year 3                                            $  293
  Year 5                                            $  509
  Year 10                                           $1,131

[SIDE NOTE]
SUB-ADVISER
Wellington Management

PORTFOLIO MANAGERS
Paul D. Kaplan

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1987

-  Joined Wellington Management in 1982

-  Investment professional since 1974

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                             5

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Bond HLS Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include
(1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 80% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds."

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

HIMCO uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

6                                                             HARTFORD HLS FUNDS

                                                          HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   9.95%
1994  -4.18%
1995  18.19%
1996   3.27%
1997  11.07%
1998   7.93%
1999  -2.19%
2000  11.79%
2001   8.49%
2002   9.83%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.33% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -3.46% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IB(1)                           9.83%   7.05%     7.22%
Lehman Brothers U.S. Aggregate Bond
  Index (reflects no deduction for
  fees or expenses)                  10.26%   7.54%     7.51%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                             7

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.47%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.76%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 78
  Year 3                                            $243
  Year 5                                            $422
  Year 10                                           $942

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Nasri Toutoungi

-  Senior Vice President of HIMCO

-  Manager of the fund since 2003

-  Joined HIMCO in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and Director and Partner of Rogge Global Partners from 1997 to 1998
[END SIDE NOTE]

8                                                             HARTFORD HLS FUNDS

                                          HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                             9

HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on April 2, 1984, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   20.50%
1994    2.25%
1995   29.93%
1996   20.40%
1997   22.04%
1998   15.24%
1999   37.21%
2000   13.02%
2001   -7.10%
2002  -19.88%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.27% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -19.07% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                      1 YEAR   5 YEARS  10 YEARS
Class IB(1)                           -19.88%    5.87%   12.08%
S&P 500 Index (reflects no
  deduction for fees or expenses)     -22.10%   -0.58%    9.33%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

10                                                            HARTFORD HLS FUNDS

                                          HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.64%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.05%
  Total operating expenses                          0.94%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   96
  Year 3                                            $  300
  Year 5                                            $  520
  Year 10                                           $1,155

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Saul J. Pannell, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1991

-  Joined Wellington Management in 1979

-  Investment professional since 1974
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            11

HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

12                                                            HARTFORD HLS FUNDS

                                           HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 9, 1994, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   36.03%
1996   22.60%
1997   31.56%
1998   16.18%
1999    5.12%
2000   10.75%
2001   -4.21%
2002  -14.42%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.80% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                         SINCE INCEPTION
                                      1 YEAR   5 YEARS   (MARCH 9, 1994)
Class IB(1)                           -14.42%    2.09%           10.83%
S&P 500 Index (reflects no
  deduction for fees or expenses)     -22.10%   -0.58%            9.37%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            13

HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.65%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.94%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   96
  Year 3                                            $  300
  Year 5                                            $  520
  Year 10                                           $1,155

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Edward P. Bousa, CFA

-  Vice President of Wellington Management

-  Manager of the fund since July, 2001

-  Joined Wellington Management as a portfolio manager in 2000

-  Investment professional since 1980

- Employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982
[END SIDE NOTE]

14                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

    - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

    - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

    - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            15

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 2, 1990, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   33.40%
1994   -2.18%
1995   13.65%
1996   12.65%
1997    0.09%
1998   12.94%
1999   39.61%
2000  -17.25%
2001  -18.88%
2002  -18.12%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.11% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.76% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                              -18.12%          -2.82%       3.78%
MSCI AC World Free ex US Index
  (reflects no deductions for fees
  or expenses)                           -14.68%          -2.66%       4.17%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

16                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.72%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.09%
  Total operating expenses                          1.06%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  108
  Year 3                                            $  337
  Year 5                                            $  585
  Year 10                                           $1,294

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Trond Skramstad

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1994

-  Joined Wellington Management in 1993

-  Investment professional since 1990
   [END SIDE NOTE]

HARTFORD HLS FUNDS                                                            17

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks;
(6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in foreign issuers.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

18                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on June 30, 1980, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  2.68%
1994  3.71%
1995  5.47%
1996  4.92%
1997  5.07%
1998  5.05%
1999  4.71%
2000  5.91%
2001  3.68%
2002  1.24%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.52% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.24% (4TH QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR         5 YEARS      10 YEARS
Class IB(1)                                   1.24%           4.10%    4.23%
60-Day Treasury Bill Index
  (reflects no deduction for fees
  or expenses)                                1.62%           4.19%    4.41%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

HARTFORD HLS FUNDS                                                            19

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.45%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 76
  Year 3                                            $237
  Year 5                                            $411
  Year 10                                           $918

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Robert Crusha

-  Vice President of HIMCO

-  Manager of the fund since May 2002

-  Joined HIMCO in 1993

-  Investment professional involved in trading and portfolio management since
   1995
[END SIDE NOTE]

20                                                            HARTFORD HLS FUNDS

                                                 HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

    -  have potential for above-average earnings growth

    -  are undervalued in relation to their investment potential

    - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors

    - are relatively obscure and undiscovered by the overall investment community

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            21

HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 9, 1996, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997   18.08%
1998   11.41%
1999   65.45%
2000  -13.28%
2001  -15.07%
2002  -30.39%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.87% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.62% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        SINCE INCEPTION
                                         1 YEAR          5 YEARS       (AUGUST 9, 1996)
Class IB(1)                                  -30.39%          -1.12%             2.83%
Russell 2000 Growth Index (reflects
  no deduction for fees or
  expenses)                                  -30.27%          -6.59%            -2.22%(2)

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.
(2)  Return is from 7/31/96.

  INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

22                                                            HARTFORD HLS FUNDS

                                                 HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.73%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          1.02%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  104
  Year 3                                            $  325
  Year 5                                            $  563
  Year 10                                           $1,248

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Steven C. Angeli, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since January 2000

-  Joined Wellington Management in 1994

-  Investment professional since 1990
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            23

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top-down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

24                                                            HARTFORD HLS FUNDS

                                                         HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   14.05%
1994   -2.14%
1995   33.76%
1996   24.06%
1997   31.05%
1998   33.20%
1999   19.57%
2000   -7.21%
2001  -12.39%
2002  -24.42%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.12% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.35% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                              -24.42%          -0.43%       9.04%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%       9.33%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            25

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.46%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.03%
  Total operating expenses                          0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 76
  Year 3                                            $237
  Year 5                                            $411
  Year 10                                           $918

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

26                                                            HARTFORD HLS FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

The funds, other than the Money Market HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities

HARTFORD HLS MUTUAL FUNDS                                                     27

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Each fund, except Money Market HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Small Company HLS Fund may invest in securities of small capitalization companies as part of its principal investment strategy. Each other fund, except Money Market HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Certain funds are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of

28                                                     HARTFORD HLS MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Bond HLS Fund, Small Company HLS Fund and Stock HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

HARTFORD HLS MUTUAL FUNDS                                                     29

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets as of December 31, 2002. HL Advisors had over $40.1 billion in assets under management as of December 31, 2002. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those sub-advised by HIMCO.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002 Wellington Management had investment management authority over approximately $303 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("HIMCO-Registered Trademark-") is the investment sub-adviser to the Bond HLS Fund and Money Market HLS Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $88.5 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Each fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

MONEY MARKET HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
All Assets                                               0.450%

BOND HLS FUND AND STOCK HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.525%
Next $250,000,000                                        0.500%
Next $500,000,000                                        0.475%
Amount over $1 Billion                                   0.450%

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DIVIDEND AND GROWTH HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND AND SMALL COMPANY HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.775%
Next $250,000,000                                        0.725%
Next $500,000,000                                        0.675%
Amount over $1 Billion                                   0.625%

For the year ended December 31, 2002, each fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                           ANNUAL RATE
---------                                           -----------
Hartford Advisers HLS Fund                                0.63%
Hartford Bond HLS Fund                                    0.47%
Hartford Capital Appreciation HLS Fund                    0.64%
Hartford Dividend and Growth HLS Fund                     0.65%
Hartford International Opportunities HLS Fund             0.72%
Hartford Money Market HLS Fund                            0.45%
Hartford Small Company HLS Fund                           0.73%
Hartford Stock HLS Fund                                   0.46%

30                                                     HARTFORD HLS MUTUAL FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

The funds offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB.
Class IB shares are offered by this prospectus. Class IA shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN

Each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Pursuant to the Distribution Plan, each fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

HARTFORD HLS MUTUAL FUNDS                                                     31

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

The Distribution Plan provides that each fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. Each fund's Board of Directors will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports for prospective contract owners of variable insurance products with respect to the Class IB shares of a fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of a fund;
(c) holding seminars and sales meetings designed to promote the distribution of fund Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding fund investment objectives and policies and other information about a fund, including the performance of the funds; (e) training sales personnel regarding the Class IB shares of a fund; (f) compensation to financial intermediaries and third-party broker-dealers; and (g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the funds. Because the fees paid by the funds under the Distribution Plan are paid out of each fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Except for the Money Market HLS Fund, the funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined under procedures adopted by the applicable Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market HLS Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except the Money Market HLS Fund, is to pay dividends from net

32                                                     HARTFORD HLS MUTUAL FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------
investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the funds, negatively affect the funds' performance and increase transaction costs for all shareholders, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners or by qualified retirement plan participants or other investors.

The funds are available for use with many different variable insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of the older variable annuity contracts, Hartford currently only has the ability to restrict transfers into certain funds and to limit the total amount transferred to certain funds.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

BROKERAGE COMMISSIONS

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the funds.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to the funds, each of which is an investment portfolio of Hartford Series Fund, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their

HARTFORD HLS MUTUAL FUNDS                                                     33

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------
own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

34                                                     HARTFORD HLS MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before December 31, 2001 has been audited by Arthur Andersen LLP.* These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD ADVISERS HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                              12/31/02     12/31/01     12/31/00     12/31/99(B)    12/31/98(A,B)
                                                              ---------    ---------    ---------    -----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                         $23.60       $26.63       $29.66        $35.77         $33.71
Net investment income (loss)(g)                                   0.46         0.50         0.74          0.61           0.34
Net realized and unrealized gain (loss) on investments(g)        (4.10)       (1.77)       (0.98)         2.21           3.67
                                                              --------     --------     --------     ---------        -------
Total from investment operations(g)                              (3.64)       (1.27)       (0.24)         2.82           4.01
Less distributions:
  Dividends from net investment income(g)                        (0.24)       (0.49)       (0.22)        (0.64)         (1.95)
  Distributions from net realized gain on investments(g)            --        (1.27)       (2.57)        (8.29)            --
  Distributions from capital(g)                                     --           --           --            --             --
                                                              --------     --------     --------     ---------        -------
Total distributions(g)                                           (0.24)       (1.76)       (2.79)        (8.93)         (1.95)
                                                              --------     --------     --------     ---------        -------
Net increase (decrease) in net asset value(g)                    (3.88)       (3.03)       (3.03)        (6.11)          2.06
Net asset value, end of period(g)                               $19.72       $23.60       $26.63        $29.66         $35.77
                                                              --------     --------     --------     ---------        -------
TOTAL RETURN                                                   (13.99%)      (4.81%)      (0.92%)       10.39%         11.96%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $672,078     $521,205     $252,247      $137,318        $34,714
Ratio of expenses to average net assets                          0.90%(h)     0.84%(e)     0.84%(e)      0.83%(e)       0.83%(d,e)
Ratio of net investment income (loss) to average net assets      2.07%        2.33%        2.29%         2.28%          2.22%(d)
Portfolio turnover rate(f)                                         47%          34%          40%           38%            37%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

  * In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur
     Andersen LLP's consent to the inclusion in the registration statement for Hartford Series Fund, Inc. of the audited financial statements for the periods ended on or before December 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

HARTFORD HLS FUNDS                                                            35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD BOND HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                              12/31/02     12/31/01     12/31/00     12/31/99(B)    12/31/98(A,B)
                                                              ---------    ---------    ---------    -----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(h)                         $11.43       $11.07        $9.95       $10.83          $10.75
Net investment income (loss)(h)                                   0.46         0.41         0.61         0.61            0.23
Net realized and unrealized gain (loss) on investments(h)         0.07         0.50         0.56        (0.84)           0.40
                                                              --------     --------     --------       ------         -------
Total from investment operations(h)                               0.53         0.91         1.17        (0.23)           0.63
Less distributions:
  Dividends from net investment income(h)                        (0.05)       (0.55)       (0.05)       (0.57)          (0.55)
  Distributions from net realized gain on investments(h)         (0.01)          --           --        (0.08)             --
  Distributions from capital(h)                                     --           --           --           --              --
                                                              --------     --------     --------       ------         -------
Total distributions(h)                                           (0.06)       (0.55)       (0.05)       (0.65)          (0.55)
                                                              --------     --------     --------       ------         -------
Net increase (decrease) in net asset value(h)                     0.47         0.36         1.12        (0.88)           0.08
Net asset value, end of period(h)                               $11.90       $11.43       $11.07        $9.95          $10.83
                                                              --------     --------     --------       ------         -------
TOTAL RETURN                                                     9.83%        8.49%       11.79%       (2.19%)          5.89%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $382,864     $152,254      $31,551      $15,818          $5,285
Ratio of expenses to average net assets                          0.75%(i)     0.69%(e)     0.70%(e)     0.70%(e)        0.69%(d,e)
Ratio of net investment income (loss) to average net assets      5.34%        5.69%        6.36%        5.91%           5.54%(d)
Portfolio turnover rate(g)                                        108%         185%         169%         111%            122%
Current Yield(f)                                                 4.76%        5.55%        5.94%        6.82%           5.72%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
  g Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  h Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  i Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD CAPITAL APPRECIATION HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                              12/31/02     12/31/01     12/31/00     12/31/99(B)    12/31/98(A,B)
                                                              ---------    ---------    ---------    -----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                         $39.68       $59.23       $60.98        $64.37         $64.86
Net investment income (loss)(g)                                   0.12         0.06        (0.77)         1.50           0.13
Net realized and unrealized gain (loss) on investments(g)        (8.03)       (3.29)        8.64         15.03           0.94
                                                              --------     --------     --------      --------        -------
Total from investment operations(g)                              (7.91)       (3.23)        7.87         16.53           1.07
Less distributions:
  Dividends from net investment income(g)                        (0.14)       (0.23)       (0.34)        (0.13)         (1.56)
  Distributions from net realized gain on investments(g)            --       (16.09)       (9.28)       (19.79)            --
  Distributions from capital(g)                                     --           --           --            --             --
                                                              --------     --------     --------      --------        -------
Total distributions(g)                                           (0.14)      (16.32)       (9.62)       (19.92)         (1.56)
                                                              --------     --------     --------      --------        -------
Net increase (decrease) in net asset value(g)                    (8.05)      (19.55)       (1.75)        (3.39)         (0.49)
Net asset value, end of period(g)                               $31.63       $39.68       $59.23        $60.98         $64.37
                                                              --------     --------     --------      --------        -------
TOTAL RETURN                                                   (19.88%)      (7.10%)      13.02%        37.21%          1.65%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $588,013     $393,241     $136,058       $22,993         $5,942
Ratio of expenses to average net assets                          0.92%(h)     0.86%(e)     0.84%(e)      0.84%(e)       0.82%(d,e)
Ratio of net investment income (loss) to average net assets      0.41%        0.39%        0.46%         0.28%          0.30%(d)
Portfolio turnover rate(f)                                         94%          92%         108%           66%            51%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

36                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                               12/31/02     12/31/01     12/31/00    12/31/99(B)    12/31/98(A,B)
                                                               ---------    ---------    --------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period(g)                          $18.79       $21.24      $21.51        $22.67         $22.53

Net investment income (loss)(g)                                    0.24         0.39        0.40          0.24           0.16

Net realized and unrealized gain (loss) on investments(g)         (3.66)       (1.25)       1.69          0.77           0.68
                                                               --------     --------     -------      --------        -------

Total from investment operations(g)                               (3.42)       (0.86)       2.09          1.01           0.84
Less distributions:

  Dividends from net investment income(g)                         (0.21)       (0.28)      (0.32)        (0.34)         (0.70)

  Distributions from net realized gain on investments(g)          (0.09)       (1.31)      (2.04)        (1.83)            --

  Distributions from capital(g)                                      --           --          --            --             --
                                                               --------     --------     -------      --------        -------

Total distributions(g)                                            (0.30)       (1.59)      (2.36)        (2.17)         (0.70)
                                                               --------     --------     -------      --------        -------

Net increase (decrease) in net asset value(g)                     (3.72)       (2.45)      (0.27)        (1.16)          0.14

Net asset value, end of period(g)                                $15.07       $18.79      $21.24        $21.51         $22.67
                                                               --------     --------     -------      --------        -------
TOTAL RETURN                                                    (14.42%)      (4.21%)     10.75%         5.12%          3.67%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $327,617     $153,848     $35,415       $16,087         $8,600
Ratio of expenses to average net assets                           0.92%(h)     0.86%(e)    0.86%(e)      0.86%(e)       0.85%(d,e)
Ratio of net investment income (loss) to average net assets       1.33%        1.48%       1.52%         1.42%          1.57%(d)
Portfolio turnover rate(f)                                          43%          61%         59%           56%            48%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing among the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                   4/1/98-
                                                                   12/31/02  12/31/01  12/31/00    12/31/99(B)  12/31/98(A,B)
                                                                   --------  --------  --------    -----------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                             $9.51    $13.65    $18.76        $13.57        $13.96
Net investment income (loss)(g)                                      0.14      0.12      0.25          0.17          0.04
Net realized and unrealized gain (loss) on investments(g)           (1.91)    (2.63)    (3.24)         5.19         (0.21)
                                                                   ------    ------    ------       -------       -------
Total from investment operations(g)                                 (1.77)    (2.51)    (2.99)         5.36         (0.17)
Less distributions:
  Dividends from net investment income(g)                           (0.08)    (0.02)    (0.19)        (0.17)        (0.22)
  Distributions from net realized gain on investments(g)               --     (1.61)    (1.93)           --            --
  Distributions from capital(g)                                        --        --        --            --            --
                                                                   ------    ------    ------       -------       -------
Total distributions(g)                                              (0.08)    (1.63)    (2.12)        (0.17)        (0.22)
                                                                   ------    ------    ------       -------       -------
Net increase (decrease) in net asset value(g)                       (1.85)    (4.14)    (5.11)         5.19         (0.39)
Net asset value, end of period(g)                                   $7.66     $9.51    $13.65        $18.76        $13.57
                                                                   ------    ------    ------       -------       -------
TOTAL RETURN                                                       (18.12%)  (18.88%)  (17.25%)      39.61%        (1.13%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $26,641   $22,277   $18,682       $3,203          $663
Ratio of expenses to average net assets                             1.04%(h)  0.99%(e)  0.96%(e)      0.96%(e)      0.94%(d,e)
Ratio of net investment income (loss) to average net assets         1.00%     0.92%     0.98%         1.02%         0.71%(d)
Portfolio turnover rate(f)                                           161%      144%      159%          133%          157%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD HLS FUNDS                                                            37

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND

                                                                                      CLASS IB - PERIOD ENDED:
                                                                                                                        4/1/98-
                                                                   12/31/02     12/31/01     12/31/00     12/31/99    12/31/98(A)
                                                                   ---------    ---------    ---------    --------    -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                 $1.00        $1.00        $1.00       $1.00        $1.00

Net investment income (loss)                                          0.01         0.04         0.06        0.07         0.04

Net realized and unrealized gain (loss) on investments                  --           --           --          --           --
                                                                   -------      -------      -------      ------       ------

Total from investment operations                                      0.01         0.04         0.06        0.07         0.04

Less distributions:

  Dividends from net investment income                               (0.01)       (0.04)       (0.06)      (0.07)       (0.04)

  Distributions from net realized gain on investments                   --           --           --          --           --

  Distributions from capital                                            --           --           --          --           --
                                                                   -------      -------      -------      ------       ------

Total distributions                                                  (0.01)       (0.04)       (0.06)      (0.07)       (0.04)
                                                                   -------      -------      -------      ------       ------

Net increase (decrease) in net asset value                              --           --           --          --           --

Net asset value, end of period                                       $1.00        $1.00        $1.00       $1.00        $1.00
                                                                   -------      -------      -------      ------       ------

TOTAL RETURN                                                         1.24%        3.68%        5.91%       4.71%        3.76%(b)
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                           $261,914     $152,129     $36,270      $8,804       $2,179

Ratio of expenses to average net assets                              0.72%(f)     0.66%(d)     0.66%(d)    0.65%(d)     0.64%(c,d)

Ratio of net investment income (loss) to average net assets          1.20%        3.40%        5.73%       4.63%        4.81%(c)

Current Yield(e)                                                     0.75%        1.62%        6.01%       5.16%        4.61%

Effective Yield(e)                                                   0.76%        1.64%        6.20%       5.30%        4.71%

  a  Class IB shares were first offered on April 1, 1998.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.
  f Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD SMALL COMPANY HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                                12/31/02     12/31/01     12/31/00     12/31/99(B)  12/31/98(A,B)
                                                                ---------    ---------    ---------    -----------  -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period(g)                          $13.26       $16.83       $21.87        $13.23        $13.40

Net investment income (loss)(g)                                   (0.06)       (0.01)        0.03         (0.04)        (0.02)

Net realized and unrealized gain (loss) on investments(g)         (3.97)       (2.53)       (2.57)         8.71         (0.15)
                                                                -------      -------      -------       -------       -------

Total from investment operations(g)                               (4.03)       (2.54)       (2.54)         8.67         (0.17)

Less distributions:

  Dividends from net investment income(g)                            --           --           --            --            --

  Distributions from net realized gain on investments(g)             --        (1.03)       (2.50)        (0.03)           --

  Distributions from capital(g)                                      --           --           --            --            --
                                                                -------      -------      -------       -------       -------

Total distributions(g)                                               --        (1.03)       (2.50)        (0.03)           --
                                                                -------      -------      -------       -------       -------

Net increase (decrease) in net asset value(g)                     (4.03)       (3.57)       (5.04)         8.64         (0.17)

Net asset value, end of period(g)                                 $9.23       $13.26       $16.83        $21.87        $13.23
                                                                -------      -------      -------       -------       -------

TOTAL RETURN                                                    (30.39%)     (15.07%)     (13.28%)       65.54%        (1.30%)(c)
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                        $66,378      $59,371      $40,967       $10,200          $696

Ratio of expenses to average net assets                           1.00%(h)     0.94%(e)     0.92%(e)      0.96%(e)      0.95%(d,e)

Ratio of net investment income (loss) to average net assets      (0.53%)      (0.15%)      (0.18%)       (0.63%)       (0.46%)(d)

Portfolio turnover rate(f)                                         222%         227%         195%          181%          236%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

38                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                                12/31/02     12/31/01     12/31/00     12/31/99(B)  12/31/98(A,B)
                                                                ---------    ---------    ---------    -----------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                          $47.31       $58.79       $71.51      $118.84        $107.93
Net investment income (loss)(g)                                    0.38         0.46         0.74         0.21           0.43
Net realized and unrealized gain (loss) on investments(g)        (11.95)       (7.57)       (5.47)       12.00          15.65
                                                                -------      -------      -------       ------        -------
Total from investment operations(g)                              (11.57)       (7.11)       (4.72)       12.21          16.08
Less distributions:
  Dividends from net investment income(g)                         (0.32)       (0.32)       (0.34)       (0.56)         (5.17)
  Distributions from net realized gain on investments(g)             --        (4.05)       (7.66)      (58.98)            --
  Distributions from capital(g)                                      --           --           --           --             --
                                                                -------      -------      -------       ------        -------
Total distributions(g)                                            (0.32)       (4.37)       (8.00)      (59.54)         (5.17)
                                                                -------      -------      -------       ------        -------
Net increase (decrease) in net asset value(g)                    (11.89)      (11.48)      (12.72)       (4.73)         10.91
Net asset value, end of period(g)                                $35.42       $47.31       $58.79       $71.51        $118.84
                                                                -------      -------      -------       ------        -------
TOTAL RETURN                                                    (24.42%)     (12.39%)      (7.21%)      19.57%         14.91%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $296,767     $271,475     $136,077     $47,439        $10,167
Ratio of expenses to average net assets                           0.72%(h)     0.67%(e)     0.66%(e)     0.66%(e)       0.65%(d,e)
Ratio of net investment income (loss) to average net assets       0.75%        0.62%        0.46%        0.62%        0.73%(d)
Portfolio turnover rate(f)                                          44%          39%          40%          39%            27%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD HLS FUNDS                                                            39

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (herein called "we, our, and us")

          THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

40                                                            HARTFORD HLS FUNDS

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance
Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

HARTFORD HLS FUNDS                                                            41

                                                            FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2002 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                             811-08629